                                               Evergreen


                                               Balanced

                                                 Funds




March 31, 1998

Annual Report





                                        (picture of two businessmen shaking
                                           hands)












(Evergreen Funds(SM) logo appears here)

                               Table of Contents




Letter to Shareholders .........................   1
Evergreen American Retirement Fund
   Fund at a Glance ............................   2
   Portfolio Manager Interview .................   3
Evergreen Balanced Fund
   Fund at a Glance ............................   6
   Portfolio Manager Interview .................   7
Evergreen Foundation Fund
   Fund at a Glance ............................  10
   Portfolio Manager Interview .................  11
Evergreen Tax Strategic Foundation
Fund
   Fund at a Glance ............................  14
   Portfolio Manager Interview .................  15


Financial Highlights
   Evergreen American Retirement Fund ..........  18
   Evergreen Balanced Fund .....................  21
   Evergreen Foundation Fund ...................  24
   Evergreen Tax Strategic Foundation Fund .....  27
Schedules of Investments
   Evergreen American Retirement Fund ..........  29
   Evergreen Balanced Fund .....................  34
   Evergreen Foundation Fund ...................  40
   Evergreen Tax Strategic Foundation Fund .....  45
Statements of Assets and Liabilities ...........  52
Statements of Operations .......................  53
Statements of Changes in Net Assets ............  54
Combined Notes to Financial
 Statements ....................................  57
Independent Auditors' Report:
   KPMG Peat Marwick LLP .......................  65
Additional Information .........................  66


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $47 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


Mutual Funds: ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed



                          Evergreen Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.
                                Copyright 1998.

                            Letter to Shareholders

                                   May 1998






                                Dear Shareholders:


(picture of Wiiliam M. Ennis     The Evergreen Balanced Funds enjoyed an
appears here)                    exceptional year during the 12-month period
                                 that ended on March 31, 1998, each
                                 delivering healthy returns, consistent with
                                 the goals and strategies of each portfolio.
                                 Each fund has been designed for a specific
William M. Ennis                 investor need, with its own distinct
Managing Director                strategy and risk profile.

Over the full 12 months, the funds and the financial markets weathered some significant short-term volatility, including the onset of a currency and financial crisis in Asia that contributed to a significant stock market correction in October 1997. Over the full 12 months, however, both the domestic stock and bond markets overcame short-term worries to post exceptional returns.


The Standard & Poor's 500 Index had a return of 48% for the 12 months. Bonds also had above-average performance, although certainly not as spectacular as the stock market. To illustrate, the Lehman Aggregate Bond Index had a return of 11.99% for the 12 months.

Balanced Strategies

It is not common for both the stock and bond markets to post strong relative returns at the same time. For that reason, the Evergreen Balanced Funds were designed to have the ability to take advantage of different investment opportunities and to reduce overall portfolio risk by pursuing diversified strategies.

We believe these balanced strategies have a place in the portfolios of most investors, particularly for the longer-term investor who plans to follow a consistent, diversified strategy through the ups and downs of market cycles.

Evergreen Funds

At Evergreen Funds, we are committed to providing a broad array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances. We recommend shareholders periodically review their portfolios with professional investment advisors to make sure their allocations continue to be in line with their financial plans.

If you have any questions about the Evergreen Balanced Funds or other Evergreen Funds, we encourage you to consult your financial advisor or call us at 800-343-2898.

Sincerely,


/s/ William M. Ennis
William M. Ennis
Managing Director
Evergreen Funds

                                   EVERGREEN
                            American Retirement Fund



                     Fund at a Glance as of March 31, 1998

We manage the Fund to participate in the growth opportunities in the stock market, while seeking to protect investors' principal and avoid taking too much risk.
                                   Portfolio
                                   Management
----------------------------------------




                          (Photo of Irene D. O'Neill)
                             Irene D. O'Neill, CFA
                               Tenure: March 1988



            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE





(Graphic appears      Morningstar's Style Box is based on a portfolio date as
here)                 of 3/31/98.



(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                               Class A      Class B      Class C     Class Y
Inception Date              1/3/95       1/3/95       1/3/95      3/14/88

Average Annual Returns

One year with sales charge   21.94%       22.06%       26.08%        n/a

One year w/o sales charge    28.02%       27.06%       27.08%       28.34%

3 years                      17.39%       17.68%       18.42%       19.51%

5 years                          -            -            -        13.59%

10 years                         -            -            -        12.25%

Since Inception              18.07%       18.32%       18.97%       12.18%

Maximum Sales Charge          4.75%        5.00%        1.00%        n/a
                            Front End      CDSC         CDSC

30-day SEC Yield              3.30%        2.72%        2.72%        3.71%

12-month income dividends
  per share                 $ 0.48      $ 0.36       $ 0.36       $ 0.52

12-month capital gain
  distributions per share   $ 0.34      $ 0.34       $ 0.34       $ 0.34

*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Chart appears here. See the table below for plot points.)




                              1/95      3/95      9/95      3/96      9/96      3/97      9/97      3/98
Class A Shares                9,525    10,099    11,362    12,294    12,740    13,390    15,903    17,140
Consumer Price
     Index (CPI)             10,000    10,113    10,234    10,389    10,541    10,688    10,768    10,835
Lehman Brothers
     Government/Corporate
     Bond Index              10,000    10,498    11,393    11,645    11,906    12,164    13,048    13,673
Wilshire 5000                10,000    10,906    13,014    14,415    15,476    16,651    21,362    26,405



Comparison of a $10,000 investment in Evergreen American Retirement Fund, Class A shares, versus a similar investment in the Wilshire 5000 Index, the Lehman Brothers Government/Corporate Bond Index, and the Consumer Price Index (CPI).








Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                            American Retirement Fund



                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     year?


     The Fund had very good performance. For the 12 months ended March 31, 1998, the Fund's Class A shares had a total return of 28.02%, while B and C shares had returns of 27.06% and 27.08%, respectively. The Fund's Class Y shares had a total return of 28.34% for the 12 months. These returns are unadjusted for any applicable sales charges.
                           Portfolio Characteristics


       Total Net Assets                                           $233,819,342

       Number of Holdings                                                  184

       Beta                                                               0.48

       P/E Ratio                                                         16.5x
--------------------------------------------------------------------------------
     What was the investment environment like during the 12 months, and how did that affect strategy?


     Clearly, over the 12-month period, we had strong markets in both stocks and bonds. The Asian financial and currency crisis caused a great deal of turmoil in the stock market during the fourth quarter of 1997. After the end of the year, however, the tone of the market changed and the growth stocks that had led the market for most of 1997 took over again. In general, the large-capitalization, low-yielding stocks of companies like General Electric, IBM and the growth stocks selling at high multiples of earnings outperformed the value stocks on which we focus.


     We remained true to our long-term strategy, emphasizing the stocks of undervalued, higher-yielding companies as well as convertible preferred stocks and bonds. The fixed-income strategy focuses on high quality issues that add stability to the portfolio. We manage the Fund to participate in the growth opportunities in the stock market, while seeking to protect investors' principal and avoid taking too much risk.


     At the end of the fiscal year on March 31, 1998, 44% of the Fund's assets were invested in common stocks, 27.2% in convertible securities, and 26.8% in bonds, with the remainder in cash.


--------------------------------------------------------------------------------
                     ASSET ALLOCATION AS OF MARCH 31, 1998

(Pie chart appears with the following values.)

              Common Stocks--44.0%
              Fixed Income--26.8%
              Convertible Preferred Stocks--16.7%
              Convertible Debentures--10.5%
              Cash/Cash Equivalents--2.0%




--------------------------------------------------------------------------------
     What were your primary strategies during the year?


     We continued to invest in convertible securities as a way to participate in growth opportunities while also receiving income and reducing overall volatility. In particular, we invested in a number of companies that issued convertible stocks or bonds as a means of raising capital to make acquisitions to drive stronger earnings growth. Four investments that illustrate this emphasis are: Ingersoll Rand, a heavy equipment manufacturer; Pioneer Standard, a distributor of electronics and computer equipment; EVI, a company involved in oil field services; and Family Golf Centers, an operator of golf driving ranges.


     We also invested in the common stocks of a number of companies that were attempting to increase their earnings growth through restructurings. These included J.C. Penney, the retailer; Echlin and Dana, two auto

                                   EVERGREEN
                            American Retirement Fund




                          Portfolio Manager Interview

     parts companies; Stride Rite, a shoe company; and Union Pacific, the railroad company. These were all companies that recognized the need to improve their rate of earnings growth and are taking action to achieve it.
                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       Central Garden & Pet Co.                                           1.4%

       Family Golf Centers, Inc.                                          1.3%

       Nabors Industries, Inc.                                            1.2%

       Proffits, Inc.                                                     1.1%

       Pioneer Standard Financial Trust                                   1.1%

       Carpenter Technology Corp.                                         1.0%

       Shared Medical System Corp.                                        1.0%

       Thomas & Betts Corp.                                               1.0%

       Houston Industries, Inc.                                           1.0%

       Equitable Companies, Inc.                                          0.9%
--------------------------------------------------------------------------------
     What was the best performing industry
     for the Fund during the year?


     Four industries stood out: broadcasting and entertainment; banks and thrifts; healthcare; and retailing. The best performing group was broadcasting and entertainment, particularly the stocks of radio and cable television companies. In most cases, we owned the convertible security, rather than the common stock. The best performing investment for the Fund, however, was the common stock of Chancellor Media, a company that owns a group of radio stations. This stock, which was originally purchased as a convertible, was up 212.9% during the year. The entire group of radio company stocks performed very well, benefiting from stable audience trends and robust pricing power. Consolidation of station ownership has reduced competition, thereby driving strong revenue and cash flow growth of the stations.


     In the same industry category, we owned the convertible securities of a number of cable television companies, which performed well. Investors are expecting these companies to enjoy faster revenue growth by offering digital cable TV with expanded channel offerings and by raising prices. These companies are also beginning to offer interactive services, such as Internet access, which will drive future growth.

                          Industry Allocation-Equity


       Banks                                                              7.5%

       Utilities - Electric                                               5.8%

       Finance & Insurance                                                5.5%

       Oil Field Services                                                 5.1%

       Publishing, Broadcasting & Entertainment                           4.4%
--------------------------------------------------------------------------------
     What was responsible for the good
     performance of banks and thrifts,
     healthcare and retailing companies?


     In banks and thrifts, we emphasized regional institutions benefiting from a growing economy coupled with low inflation. These factors, combined with low interest rates are supporting earnings for the industry by reducing credit quality problems. These companies should continue to have good earnings growth, reflecting improvements in their operational efficiencies and modest loan growth. Stock prices of banks and thrifts also have been rising because ongoing consolidation of the industry has been driving valuations higher.


     The healthcare industry also enjoyed double-digit sales and earnings growth. Pharmaceutical stocks in particular performed very well, although the best-performing stock within the group was Shared Medical Systems, which provides information systems for hospitals and large healthcare networks. This company is experiencing strong growth as healthcare providers seek ways to cope with the pressures of managed care by reducing costs.


     The retailing industry was supported by strong gains in the disposable income of consumers. Two companies in particular drove the performance of this group:
     J.C. Penney, the national department store chain; and

                                   EVERGREEN
                            American Retirement Fund




                          Portfolio Manager Interview

     Proffitt's, a regional department store chain that is growing through acquisitions.


     It is interesting to note that all four of these industries - broadcasting and entertainment, banks and thrifts, healthcare and retailing - were relatively untouched by the market uncertainty brought on by the Asian crisis.
                           Industry Allocation-Bonds


       Government Agency Notes & Bonds                                   24.4%

       Finance & Insurance                                                0.9%

       Treasury Notes & Bonds                                             0.7%

       Banks                                                              0.4%

       Telecommunication Services & Equipment                             0.4%
--------------------------------------------------------------------------------
     Were there any disappointing areas?


     The weakest area was energy, which we still believe has good long-term prospects. The performance of this group was directly tied to the price of crude oil, which started declining in the fall of 1997. The performance of the entire energy industry was influenced by fear of expanding energy supplies from OPEC combined with weaker energy demand caused by the Asian crisis, and the mild winter in the United States related to the El Nino effect.


     We are optimistic, however, that energy prices will recover. Weather effects are never permanent. Globally, demand for energy is growing at about 2% a year and this should continue. As emerging economies work through their current problems, demand will start increasing again. We think that energy is one of the more undervalued areas in the stock market today.

--------------------------------------------------------------------------------
     How is the fixed income portion of the
     portfolio invested?


     We continue to emphasize very high credit quality, with the great majority of the bonds in U.S. government or agency securities. The average credit quality is AAA. We also have kept average maturity relatively short. We manage the fixed income portfolio to seek healthy yields while trying to reduce the overall volatility of the portfolio by maintaining high credit quality and short maturities.
                              Top 5 Bond Holdings
                        (as a percentage of net assets)


       Federal National Mortgage Association                             10.1%

       Federal Home Loan Bank                                             9.4%

       Federal Home Loan Mortgage Corp.                                   3.9%

       U.S. Treasury Bond                                                 0.7%

       American General Finance Corp.                                     0.4%
--------------------------------------------------------------------------------
     What is your outlook?


     We will continue to look for undervalued situations and good investment opportunities we believe haven't been recognized by the market. The Fund is managed conservatively, emphasizing companies with relatively higher yields so that no matter what the market condition, the Fund will continue to seek the stability we think shareholders expect.

                                   EVERGREEN
                                 Balanced Fund




                     Fund at a Glance as of March 31, 1998

               In the equity portion of the portfolio, we have emphasized large-capitalization, dividend-paying stocks, consistent with our long-term strategy. In the fixed income portion of the portfolio, we emphasized higher quality bonds.
                                   Portfolio
                                   Management
                 ----------------------------------------




                          (Photo of Walter McCormick)
                             Walter McCormick, CFA
                              Tenure: January 1984

            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE


(Graphic appears      Morningstar's Style Box is based on a portfolio date as
here)                 of 3/31/98.


(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                                Class A**     Class B    Class C**    Class Y**
Inception Date               1/20/98       9/11/35     1/22/98      1/26/98

Average Annual Returns

One year with sales charge        -          21.77%         -            -

One year w/o sales charge         -          26.77%         -            -

3 years                           -          19.91%         -            -

5 years                           -          13.24%         -            -

10 years                          -          12.29%         -            -

Since Inception                2.28%          8.55%      5.58%        7.79%

Maximum Sales Charge           4.75%          5.00%      1.00%          n/a
                              Front End       CDSC        CDSC

30-day SEC yield               2.76%          2.16%      2.16%        3.15%

12-month income dividends
  per share                  $ 0.12        $ 0.34      $ 0.09       $ 0.09

12-month capital gain
  distributions per share    $ 0.26        $ 1.59      $ 0.26            -

 *Adjusted for maximum sales charge.

**The Fund's Class A, C, and Y shares have new inception dates due to the reorganization of the Keystone Balanced Fund and the Evergreen Balanced Fund in January 1998.
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Graph appears here. See the table below for the plot points.)



                              3/88      3/90      3/92      3/94      3/96      3/98
Class B Shares               10,000    12,478    15,255    17,045    22,292    31,862
Consumer Price
     Index (CPI)             10,000    11,047    11,957    12,635    13,350    13,923
Lehman Brothers
     Government/Corporate
     Bond Index              10,000    11,729    14,696    17,263    20,025    23,511
S&P 500                      10,000    14,091    17,903    20,933    31,957    56,672


Comparison of a $10,000 investment in Evergreen Balanced Fund, Class A shares, versus a similar investment in the S & P 500 Index, the Lehman Brothers Government/Corporate Bond Index, and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                                 Balanced Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform?


     The Fund had a good year. For the 12 months ended March 31, 1998, the Fund's Class B shares had a total return of 26.77%, unadjusted for any sales charges. This is a healthy return, especially considering the conservative nature of the Fund. The Fund's assets grew by $214,923,155 with the merger between the former Keystone Balanced Fund and the Evergreen Balanced Fund on January 23, 1998.

                           Portfolio Characteristics
                           -------------------------

       Total Net Assets                                         $1,897,153,741

       Number of Holdings                                                  741

       Beta                                                               0.66

       P/E Ratio                                                         21.0x
--------------------------------------------------------------------------------
     How would you describe the investment
     environment during the 12 months?


     It was a spectacular year, especially for the stock market. The underlying conditions were good corporate earnings with low and declining inflation and interest rates. The markets also were supported by strong cash flows into mutual funds and institutional portfolios from investors who saw the best relative returns coming from financial assets.


     Within the equity market, the large-company stocks the Fund emphasizes were the market leaders. The healthcare and financial sectors were particularly strong contributors to market performance, as were individual dominant companies such as General Electric, Proctor
     & Gamble and Microsoft.

     Within the bond market, longer-maturity bonds tended to outperform shorter-maturity bonds as long-term rates declined substantially. The yield on the 30-year Treasury bond, for example, declined from 7.07% to 5.93% during the 12 months. Corporate bonds also turned in solid performance, supported by the same factors that helped the stock market.


     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)

(Pie chart appears here with the following values.)

              Common Stock--56.3%
              Corporate Notes/Bonds--18.2%
              Mortgage-Backed Securities--7.8%
              Asset-Backed Securities--5.2%
              Foreign Bonds--5.1%
              Convertibles--3.9%
              Government Agency/Notes Bonds--2.0%
              Cash/Short-Term Investments--1.5%





--------------------------------------------------------------------------------
     What were your primary strategies during the 12 months?


     Throughout the fiscal year, we kept a consistent asset allocation target of 60% stocks and 40% bonds. At the close of the year, stocks comprised 60.2% of net assets, bonds accounted for 38.3% of net assets, with the remaining 1.5% in cash and cash equivalents.


     In the equity portion of the portfolio, we have emphasized large-capitalization, dividend-paying stocks, consistent with our long-term strategy. In the fixed income portion of the portfolio, we emphasized higher quality bonds.

                                   EVERGREEN
                                 Balanced Fund




                          Portfolio Manager Interview

                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       General Electric Co.                                               3.9%

       Johnson & Johnson                                                  2.5%

       Pfizer, Inc.                                                       1.7%

       BankBoston Corp.                                                   1.6%

       American Home Products Corp.                                       1.5%

       Merck & Co., Inc.                                                  1.4%

       Mobil Corp.                                                        1.3%

       Philip Morris Companies, Inc.                                      1.3%

       Fleet Financial Group, Inc.                                        1.2%

       Atlantic Richfield Co.                                             1.2%

                          Industry Allocation-Equity


       Healthcare Products & Services                                    11.6%

       Banks/Finance & Insurance                                         10.6%

       Oil/Energy                                                         6.2%

       Electrical Equipment & Services                                    4.5%

       Chemical & Agricultural Products                                   3.7%

       Consumer Products & Services                                       3.6%
--------------------------------------------------------------------------------
     What industries did you emphasize in
     equities?


     During the year, our largest concentrations were in healthcare and finance stocks. Both these sectors performed very well for the Fund, as did the Fund's largest holding, General Electric, which had another terrific year, substantially outperforming the market.


     Healthcare stocks accounted for 11.6% of the portfolio at the end of the fiscal year, while Banks and Finance stocks accounted for 10.6%. Pharmaceutical companies are benefiting from strong secular trends as the aging population increases the demand for drugs. In addition, a strong flow of important new drugs continues to move into the market. Four of the top 10 holdings in the Fund at the end of the year were pharmaceutical companies: Johnson & Johnson, Pfizer, American Home Products and Merck & Co.


     The finance sector was helped by the strong performance of the capital markets, the combination of the healthy economy, declining interest rates and industry consolidation. The two finance stocks among the top 10 holdings, BankBoston Corp., and Fleet Financial Group, both are potential candidates for acquisitions.


     The largest disappointment among the top ten stock holdings was Philip Morris, whose performance has been hurt by the continuing uncertainty and controversy over the proposed tobacco settlement.


     Energy stocks also did not do as well as the overall market during the year, as the price of crude oil has declined from the relatively high levels of a year ago. Over the longer term, we think the price of crude will migrate somewhat higher. We have representation in this industry because of its relative stability, the dividend income and the consideration that energy stocks can serve as a potential hedge against inflation.
                              Top 5 Bond Holdings
                        (as a percentage of net assets)


       Federal National Mortgage Association                              2.9%

       Realkredit Danmark                                                 1.5%

       Nykredit                                                           1.4%

       U.S. Treasury Bonds                                                0.9%

       Green Tree Financial Corp.                                         0.6%

                           Industry Allocation-Bonds


       Finance & Insurance                                                7.3%

       Asset-Backed Securities                                            5.2%

       Collateralized Mortgage Obligations                                5.2%

       Mortgage Pass-Through Certificates                                 2.7%

       Oil/Energy                                                         1.2%

                                   EVERGREEN
                                 Balanced Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What was the principal strategy in the
     Fund's bond portfolio?


     The bond portion of the portfolio is managed by Christopher Conkey, Senior Vice President and Chief Investment Officer, Fixed Income. In bonds, the Fund continued to concentrate on relatively high credit quality. We actively manage the bond portfolio in terms of maturity and duration. The primary purpose of the bond portion of the portfolio is to produce income for the Fund.


     At the end of the fiscal year, the average credit quality of bonds remained at AA. Maturities were gradually lengthened during the year to take advantage of the declining interest rate environment. On March 31, the average weighted maturity of the bond portion of the portfolio was
     10.6 years.



--------------------------------------------------------------------------------
     What is your outlook?


     We remain optimistic as long as conditions continue in the current favorable balance of low inflation, low interest rates and strong corporate balance sheets and earnings. We think growth in the first half of the year may be somewhat slower than occurred in the first half of 1997, influenced by lower energy profits. We believe the outlook for the second half of 1998 looks stronger. We would not be surprised, however, if some consolidation or market correction were to occur. In fact, we would welcome it as a way to vent whatever steam has been building in the market.


     Right now, we think the domestic economy is strong enough to contain any problems from the Asian financial crisis. This crisis has had its greatest effect on industrial, commodity and technology industries. Over time, however, we think these industries will overcome the challenges. The biggest risk to the markets would be if all the economies of the world were to move together into a period of strong growth. This could lead to inflationary pressures, which would force the Federal Reserve to respond by increasing short-term interest rates. We don't see signs of this happening at this time, however.


     This is the most positive environment I've seen in the market in 28 years of investing professionally. While one might be tempted to be overly concerned about the strong recent performance and the high stock valuation levels, the current confluence of positive factors shows no sign of reversing any time soon. It's steady as she goes.

                                   EVERGREEN
                                Foundation Fund




                     Fund at a Glance as of March 31, 1998

Mergers and acquisitions once again yielded significant capital appreciation, reflecting the fact that we had bought shares for the Fund, which other companies considered to be undervalued.
                                   Portfolio
                                   Management
                   ----------------------------------------




                          (Photo of Stephen A. Lieber)
                               Stephen A. Lieber
                              Tenure: January 1990





            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE






(Graphic appears      Morningstar's Style Box is based on a portfolio date as
here)                 of 3/31/98.



(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                               Class A      Class B      Class C     Class Y
Inception Date              1/3/95       1/3/95       1/3/95       1/2/90

Average Annual Returns

One year with sales charge   27.52%       27.81%       31.81%         n/a

One year w/o sales charge    33.88%       32.81%       32.81%       34.12%

3 years                      19.80%       20.15%       20.83%       22.03%

5 years                          -            -            -        15.72%

10 years                         -            -            -            -

Since Inception              20.64%       20.92%       21.47%       17.83%

Maximum Sales Charge          4.75%        5.00%        1.00%         n/a
                            Front End      CDSC         CDSC

30-day SEC Yield              1.83%        1.18%        1.18%        2.17%

12-month income dividends
  per share                 $ 0.44      $ 0.31       $ 0.31       $ 0.49

12-month capital gain
  distributions per share   $ 0.43      $ 0.43       $ 0.43       $ 0.43

*Adjusted for maximum sales charge.






--------------------------------------------------------------------------------
                                LONG TERM GROWTH


(Chart appears here. See the table below for the plot points.)



                         1/95      3/95      9/95      3/96      9/96      3/97      9/97      3/98
Class A Shares           9,525    10,180    11,742    12,166    12,761    13,727    16,608    18,379
Consumer Price
     Index (CPI)        10,000    10,113    10,234    10,389    10,541    10,688    10,768    10,835
Lipper Balanced Funds
     Average            10,000    10,632    12,042    12,893    13,573    14,305    16,901    18,459
S&P 500                 10,000    10,974    12,977    14,496    15,615    17,370    21,931    25,707







Comparison of a $10,000 investment in Evergreen Foundation Fund, Class A shares, versus a similar investment in the S & P 500 Index, the Lipper Balanced Funds Average, and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index and the Lipper Balanced Funds Average are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                                Foundation Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform for the year?


     The Foundation Fund had another very strong year. For the twelve month fiscal period that ended on March 31, 1998, the Fund's original Class Y shares had a total return of 34.12%. During the same year, the Class A shares had a total return of 33.88%, while the B and C Classes each had returns of 32.81%, unadjusted for any sales charges. This brings the Foundation Fund's cumulative annual returns since inception in 1990 to 287.06%, equal to 17.83% per annum compounded (Class Y).

                           Portfolio Characteristics


       Total Net Assets                                         $2,641,227,612

       Number of Holdings                                                  295

       Beta                                                               0.66

       P/E Ratio                                                         18.5x
--------------------------------------------------------------------------------
     How would you describe the basic investment strategy of the Foundation
     Fund?


     The Foundation Fund is intended to provide both investment risk reduction and the opportunity for capital appreciation which together make for the foundation of an investment portfolio. Assets are allocated between fixed income, equities, and cash equivalents in varying amounts intending to provide both opportunity for gain and risk avoidance. The fixed income portion is invested exclusively in United States government obligations with the goal of achieving both consistent and secure returns, as well as capital appreciation from the appropriate positioning in interest rate cycles. Stocks are bought for the Fund with the intention of achieving capital growth through the careful purchase and holding of securities believed to be undervalued, as compared with both their own potentials and the general level of the market. With a risk avoidance focus, the equities are principally held in companies with large market capitalizations and high liquidity.

     We believe this investment strategy has provided strong returns. For the twelve months ended on March 31, 1998, the equity portion of the portfolio had a return of 48.4%. Since inception of the Fund in January 1990, the equity performance of the portfolio has surpassed the return of the S & P 500 in each year.


     The fixed income portion of the portfolio provided a return of 19.9% for the twelve months ended March 31, 1998. The emphasis has been on longer maturity bonds, which have provided above-average returns both in terms of current yield and in capital appreciation.


     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)


              (Pie chart appears here with the following values.)

              Common Stock--60.8%
              Treasury Notes/Bonds--25.7%
              Government Agency Notes/Bonds--0.8%
              Convertibles--0.8%
              Short-Term--11.3%
              Cash, other--0.6%



--------------------------------------------------------------------------------
     How do you manage the asset allocation
     between stocks and bonds?


     In the effort to achieve maximum opportunity and reduced risk, a principle approach is asset allocation - having the Fund's portfolio concentrate in the right areas at the right time. Asset allocation is not static, it reflects a constant evaluation of the economic outlook in the effort to have the Fund benefit from anticipated trends. Illustratively, when the stock market was under severe pressure after the invasion of Kuwait in 1990, we perceived an excellent opportunity for the purchase of

                                   EVERGREEN
                                Foundation Fund




                          Portfolio Manager Interview

     stocks on an undervalued basis. The allocation to equities then rose to more than 80% of the portfolio. Recently, equities have been in the range of just over 60% of the portfolio. A cash equivalent reserve of plus or minus 10% was held during the latter part of the recent fiscal year in order to be able to take advantage of volatility in the market, either overall market declines, or temporary under-valuations of specific stocks or sectors of the market.

                          Industry Allocation-Equity


       Finance & Insurance                                                9.1%

       Banks                                                              7.7%

       Information Services & Technology                                  6.3%

       Real Estate                                                        6.2%

       Healthcare Products & Services                                     6.0%

                           Industry Allocation-Bonds


       Treasury Notes & Bonds                                            25.7%

       Government Agency Notes & Bonds                                    0.8%
--------------------------------------------------------------------------------
     What were some of the top performing
     investments of the year?


     The top spot went to Lennar Corp., which returned 212.9% during the fiscal year. That position was established through the purchase of Pacific Greystone Corp., a California home-builder which was acquired by Lennar Corp. during the year. The next best performer was another home-building corporation, Continental Homes Holding Corp., which returned 178.8% for the fiscal year. It, in turn, had an acquisition bid from D.R. Horton, Inc. Lucent Technologies, Inc. provided a return of 141.3% during the year. It was originally a spin-off from American Telephone and Telegraph Co. Healthcare related companies were major contributors: Guidant Corp., +137.8%, Pfizer, Inc., +137.7%, and Schering-Plough Corp., +123.6%. Others among the top ten performers were Trinity Industries, Inc., +127.0%, Computer Associates International, Inc., +122.1%, and First of America Bank Corp., +116.5%.

--------------------------------------------------------------------------------
     Did corporate consolidations continue
     to be a theme?


     Mergers and acquisitions once again yielded significant capital appreciation, reflecting the fact that we had bought shares for the Fund, which other companies considered to be undervalued. During the fiscal year, twenty-four Foundation Fund holdings received merger or acquisition offers, or completed previously announced offers. The average return to the end of the fiscal year on completed acquisitions was 67.57%. The largest single gain was in the shares of First of America Bank Corp., which provided a gain of 215.1% from purchase to the receipt of its acquisition bid. Other banks or thrifts acquired, or with transactions pending at the end of the fiscal year included: Barnett Banks, Inc., +160.6%, Central Fidelity Banks, Inc., +158.9%, and Standard Federal Bancorporation, Inc., +38.8%. While banks were the largest group among these merger and acquisition issues, the variety of companies bid for was quite large, including: Conrail, Inc., to PHH Corp., Living Centers of America, Inc., Reading & Bates Corp., Wyle Electronics, Columbus Realty Trust, Arbor Property Trust, Interstate Hotels Co., and 360- Communications Co.

                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       Intel Corp.                                                        2.4%

       Federal National Mortgage Association                              1.7%

       General Electric Co.                                               1.7%

       BankBoston Corp.                                                   1.6%

       Du Pont (E.I.) De Nemours & Co.                                    1.5%

       Hewlett-Packard Co.                                                1.3%

       Microsoft Corp.                                                    1.2%

       Merrill Lynch & Co., Inc.                                          1.0%

       First of America Bank Corp.                                        1.0%

       Marsh & Mclennan Co., Inc.                                         0.9%

                                   EVERGREEN
                                Foundation Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What significant recent acquisitions has the Fund made?


     The Fund has been an active buyer of a broad variety of issues. Reflecting the underlying investment strategy, many commitments were made in recent months during periods of investor apprehension either about sectors of the market, industries, or companies. Illustratively, when the financial difficulties of the Asian nations became a negative preoccupation of the market, many companies directly involved in Asian commerce or perceived to be potentially impacted saw their shares rapidly sold down. The Fund made new commitments, or added to commitments, in a number of these companies where we saw the market as over-emphasizing the negative and ignoring significant growth potential. Among the issues purchased which have subsequently shown substantial capital gains were AFLAC, Inc. (the largest seller of cancer insurance in Japan), American International Group, Inc. (the largest American-based company in Asian insurance activities in Asia), Avon Products, Inc. (with substantial Asian sales), and United Technologies Corp. (active in Asia through both the Otis and Carrier Divisions, as well as provider of aircraft engines). By the end of the fiscal year, these recent purchases had provided significant gains ranging from 17% in Avon Products, Inc., to 38% in United Technologies Corp.


     The same principle of the search for undervaluation due to temporary adversities was also a factor in the Fund's purchase of major additions to its position in Union Pacific Corp., where the railroad has been handicapped by traffic congestion as a consequence of its integration of the recently acquired Southern Pacific Rail Corp.



                               Top Bond Holdings
                        (as a percentage of net assets)


       U.S. Treasury Bonds, Various
       Coupon/Maturity                                                   24.4%

       Tennessee Valley Authority,
       Various Coupon/Maturity                                            0.7%

       Federal National Mortgage Assn.                                    0.1%
--------------------------------------------------------------------------------
     What is your outlook?


     At the beginning of the new fiscal year, the Fund is positioned for an outlook of sustained growth in the United States, with still minimal inflation.


     We anticipate that world commodity and manufactured goods conditions will continue to be highly competitive, and that this will tend to restrict price increases. This should be an environment which will continue to support a strong bond market, particularly as the real interest rate return remains at historically high levels, and the perception is that the U.S. Federal Reserve will remain watchful over the need to act in a restrictive fashion if the economy accelerates too rapidly. This should be an environment where equity markets find particular support from increased savings. Great investment opportunities will emerge from those corporations which generate exceptional profits. The goal of our investment management is to concentrate on the search for an investment in exceptional performance among equities.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                     Fund at a Glance as of March 31, 1998

The Fund's equity holdings powered the performance, as evidenced by the 51.0% return of the equity portfolio.

                                   Portfolio
                                   Management
                   ----------------------------------------




                          (Photo of Stephen A. Lieber)
                               Stephen A. Lieber
                             Tenure: November 1993




                           (Photo of James Colby III)
                                James Colby III
                             Tenure: November 1993


            -------------------------------------------------------
                           CURRENT INVESTMENT STYLE






(Graphic appears      Morningstar's Style Box is based on a portfolio date as
here)                 of 3/31/98.



(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                               Class A      Class B      Class C     Class Y
Inception Date              1/17/95      1/6/95       3/3/95      11/2/93

Average Annual Returns

One year with sales charge   18.49%       18.44%       22.49%        n/a

One year w/o sales charge    24.40%       23.44%       23.49%       24.73%

3 years                      18.43%       18.83%       19.49%       20.71%

Since Inception              18.50%       19.15%       19.40%       16.86%

Maximum Sales Charge          4.75%        5.00%        1.00%        n/a
                            Front End      CDSC         CDSC

30-day SEC Yield              1.95%        1.31%        1.31%        2.30%

12-month income dividends
  per share                 $ 0.30      $ 0.20       $ 0.20       $ 0.36

12-month capital gain
  distributions per share   $ 0.18      $ 0.18       $ 0.18       $ 0.18

*Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Chart appears here. See the table below for the plot points.)



                          1/95     3/95      9/95      3/96      9/96      3/97      9/97      3/98
Class A Shares            9,525    9,880    11,322    11,968    12,964    13,853    16,046    17,222
Consumer Price
     Index (CPI)         10,000   10,113    10,234    10,389    10,541    10,688    10,768    10,835
Lehman Brothers Municipal
     Bond Index          10,000   10,707    11,280    11,604    11,961    12,237    13,040    13,547
S&P 500                  10,000   10,974    12,977    14,496    15,615    17,370    21,931    25,707




Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund, Class A shares, versus a similar investment in the S&P 500 Index, the Lehman Brothers Municipal Bond Index, and the Consumer Price Index (CPI).





Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index and the Lehman Brothers Municipal Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     fiscal year?


     The Fund performed very well in achieving its primary objective of growth with minimal taxable income or gains for shareholders. During the twelve month period ended March 31, 1998, the Fund's original Class Y shares had a total return of 24.73%. During the same period, the A share class had a return of 24.32%, while the B and C share classes had returns of 23.44% and 23.49%, respectively. These returns are unadjusted for any sales charges. Since inception of the Fund on November 2, 1993, the original Class Y shares had a compound annualized return of 16.86%.

                           Portfolio Characteristics


       Total Net Assets                                           $302,501,240

       Number of Holdings                                                  278

       Beta                                                               0.34

       P/E Ratio                                                         16.9x
--------------------------------------------------------------------------------
     The Evergreen Tax Strategic Foundation Fund has a very distinct objective and strategy. How do you describe it?


     The Fund is an outgrowth of the Evergreen Foundation Fund. We came to realize that many investors in the Foundation Fund were tax averse, and yet were in a Fund which was producing sizable taxable income and taxable gains. We decided we could help meet the needs of these investors by developing a Fund that would seek to produce the combination of defensive and growth characteristics of the Foundation Fund in a tax efficient manner; using tax exempt bonds and equities in the tax efficient portfolio strategy. Up until the Tax Strategic Foundation Fund's founding in 1993, there were no balanced funds using tax exempt bonds, and there were virtually no equity funds with a tax efficient management strategy.

     We developed this Fund with the goal of providing tax-exempt income and aiming for long-term capital appreciation, while managing the portfolio to reduce current taxable income and capital gains. We use a variety of selection techniques, especially including investment in companies whose policy is to use retained earnings to buy back stock in preference to paying out taxable dividends.

     The overall stock selection criteria are similar to those of the Foundation Fund - the search for growth opportunities which are comparatively undervalued. During the fiscal year, the Fund's equity portfolio achieved a total return of 51.0%.

     In the Fund's fixed income allocation, we emphasize highest quality bonds, as we do in the Foundation Fund, aiming to avoid credit risk and to focus on achieving the best combination of income and capital appreciation by correct positioning within the interest rate cycles. The entire fixed income portfolio is of the highest grade, either insured or AAA rated. During the fiscal year, the Fund's fixed income portfolio had a return of 10.8%.

     We also manage the Fund with a strategy aimed at reducing taxable income through appropriate transactions. For example, in 1994, when there were substantial losses in the bond market, and substantial gains by the Fund in the stock market, we followed a policy of realizing bond losses and repurchasing different issues or maturities of the same quality to offset the gains the Fund earned in the stock market.

     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)

               (Pie chart appears here with the following values.)

              Long-term Municipal Bonds--52.2%
              Common Stock--39.8%
              Short-Term Municipal Obligations & Cash Equivalents--6.7% Convertibles--1.3%

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What contributed to the strong
     performance during the past fiscal year?


     The equity holdings powered the performance, as evidenced by the 51.0% return of the equity portion. A diverse list of holdings provided these substantial returns. The one industry with the most impact was financial services, where eight of the top fifteen performers in the portfolio were involved in financial services. These included: First of America Bank Corp. (+116.5%), Countrywide Credit Industries, Inc. (+115.9%), Dime Bancorp, Inc. (+101.5%), FBL Financial Group, Inc. Class A (+94.3%), FPIC Insurance Group, Inc. (+88.2%), Comerica, Inc. (+86.9%), Legg Mason, Inc. (+86.9%), and NationsBank Corp. (+85.6%).


     Among the diverse industry holdings, the top performers were: Continental Homes Holding Corp. (+175.7%), Lucent Technologies Inc. (+141.3%), MacDermid, Inc. (+131.3%), Furon Co. (+120.9%), Cisco Systems, Inc. (+112.8%), Applied Power, Inc. Class A (+83.1%), and Gateway 2000, Inc. (82.9%).

                          Industry Allocation-Equity


       Banks                                                              7.6%

       Real Estate                                                        5.8%

       Finance & Insurance                                                5.2%

       Healthcare Products & Services                                     2.6%

       Electrical Equipment & Services                                    2.3%

                           Industry Allocation-Bonds


       Prerefunded                                                       31.9%

       Housing                                                           10.0%

       Electric Power                                                     6.3%

       Hospitals                                                          5.1%

       Toll Roads                                                         4.7%

--------------------------------------------------------------------------------
     Did mergers and acquisitions again contribute to the Fund's strong performance?


     The Fund benefited by twelve merger and acquisition transactions involving portfolio securities. The average return to date on the eight transactions completed was 68.9%, while the four pending at the end of the fiscal year showed an average gain in value of 101.9% to the end of the fiscal year. The largest single percentage increase was in the Fund's holding of Barnett Banks, Inc., which had been bought in November, 1994 at $18.94 per share, and received an acquisition bid from NationsBank Corp. valued at $68.95, for a gain of 264.0%. The second largest gain was from a pending transaction in First of America Bank Corp., which had a projected gain of 227.7% (based on the March 31 closing price of National City Corp.) from its July, 1995 purchase. Other financials in this group included Standard Federal Bancorporation, Inc., North American Mortgage Co., FFVA Financial Corp., and PHH Corp. In the real estate related area, the largest gain was in the projected gain of Continental Homes Holding Corp. (based on the March 31 closing price of D.R. Horton, Inc.). Other real estate related acquisitions were Interstate Hotels Co. and LaQuinta Inns Inc.



--------------------------------------------------------------------------------
     What were the top and bottom
     performers in the Fund for the fiscal year?


     The top eight performers in the portfolio all had gains of over 100%, ranging from the 175.7% during the fiscal year in Continental Homes Holding Corp., 141.3% for Lucent Technologies Inc., 131.3% for MacDermid, Inc., 120.9% for Furon Co., 116.5% for First of America Bank Corp., 115.9% for Countrywide Credit Industries, Inc., 112.8% for Cisco Systems, Inc., and 101.5% for Dime Bancorp, Inc. (reflecting its acquisition of North American Mortgage Co.). Two of the holdings in the Fund had declines of 10% or more. They were UCAR International, Inc., -16.8%, and Hammons (John
     Q) Hotels, L.P. Class A, -16.0%.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What significant recent purchases has
     the Fund made?


     Among the large new purchases toward the end of the fiscal year were shares of Union Pacific Corp., purchased after the shares had declined 30%, largely because of what we believe are temporary traffic difficulties with the system's newly acquired Southern Pacific Rail Corp. Our view is that this is a temporary problem which will be satisfactorily overcome by this very well-experienced railroad management with the strengths developed in its role as a dominant transportation growth company. Another area where we established positions for the Fund in sectors of comparative undervaluation was the investment brokerage business. Positions were established or increased in Legg Mason, Inc., Lehman Brothers Holdings, Inc., and Merrill Lynch & Co., Inc. Many of the new positions acquired during the fiscal year generated significant gains, such as Pfizer, Inc., +80.7%, and Countrywide Credit Industries, Inc., +58.4%.

                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       Boeing Co.                                                         0.8%

       Merrill Lynch & Co., Inc.                                          0.8%

       American International Group, Inc.                                 0.8%

       BankBoston Corp.                                                   0.7%

       WBK Trust                                                          0.7%

       Del Webb Corp.                                                     0.7%

       CitiCorp                                                           0.7%

       First Empire State Corp.                                           0.7%

       Union Pacific Corp.                                                0.7%

       American Home Products Corp.                                       0.6%

                              Top 5 Bond Holdings
                        (as a percentage of net assets)


       Arapahoe County Colorado Pub. Hwy. Auth.                           1.4%

       University of Colorado Hospital Authority                          1.3%

       Philadelphia PA Hospital & Higher Ed. Facs. Auth.1.1%
       Northern Penn. Water Authority                                     1.0%

       Chicago IL Skyway Toll Bridge Refunded                             0.9%

--------------------------------------------------------------------------------
     What is your outlook?


     At the beginning of the new fiscal year, the Fund is positioned for an outlook of sustained growth in the United States, with still minimal inflation. We anticipate that world commodity and manufactured goods conditions will continue to be highly competitive, and that this will tend to restrict price increases. This should be an environment which will continue to support a strong bond market, particularly as the real interest rate return remains at historically high levels, and the perception is that the U.S. Federal Reserve will remain watchful over the need to act in a restrictive fashion if the economy accelerates too rapidly. This should be an environment where equity markets find particular support from increased savings. Great investment opportunities will emerge from those corporations which generate exceptional profits. The goal of our investment management is to concentrate on the search for an investment in exceptional performance among equities.

                                   EVERGREEN
                           American Retirement Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                        Year Ended March 31,
                                                                  --------------------------------
                                                                        1998           1997**
 CLASS A SHARES
Net asset value beginning of year                                  $   13.74        $   13.86
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.49             0.11

Net realized and unrealized gain (loss) on investments                 3.29           (   0.12)
                                                                   ------------     -----------

Total from investment operations                                       3.78           (   0.01)
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.48)       (   0.11)

From net realized gain on investments                                 (   0.34)              0
                                                                   ------------     -----------

Total distributions                                                   (   0.82)       (   0.11)
                                                                   ------------     -----------

Net asset value end of year                                        $   16.70        $   13.74
                                                                   ============     ===========

Total return +                                                         28.02   %    (   0.10   %)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         1.40   %        1.37   %++

 Total expenses, excluding indirectly paid expenses                     1.40   %       N/A

 Total expenses, excluding fee waivers & expense reimbursements        N/A              1.68   %++

 Net investment income                                                  3.21   %        3.43   %++

Portfolio turnover rate                                                     34%              9%

Average commission rate paid per share                             $    0.0596    $     0.0606

Net assets end of year (thousands)                                 $    29,005    $     14,590




                                                                      Year Ended December 31,
                                                                  --------------------------------
                                                                        1996            1995*
 CLASS A SHARES
Net asset value beginning of year                                  $   12.82        $     10.65
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.45                0.41

Net realized and unrealized gain (loss) on investments                 1.12                2.22
                                                                   ------------     -----------

Total from investment operations                                       1.57                2.63
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.42)        (   0.46)

From net realized gain on investments                                 (   0.11)               0
                                                                   ------------     -----------

Total distributions                                                   (   0.53)        (   0.46)
                                                                   ------------     -----------

Net asset value end of year                                        $   13.86        $     12.82
                                                                   ============     ===========

Total return +                                                         12.50   %          24.90%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         1.30   %           1.37%++

 Total expenses, excluding indirectly paid expenses                    N/A             N/A

 Total expenses, excluding fee waivers & expense reimbursements         1.33   %          10.96%++

 Net investment income                                                  3.53   %           3.73%++

Portfolio turnover rate                                                     16%              49%

Average commission rate paid per share                             $    0.0619         N/A

Net assets end of year (thousands)                                 $    11,116      $     1,335



                                                                        Year Ended March 31,
                                                                  --------------------------------
                                                                        1998           1997**
 CLASS B SHARES
Net asset value beginning of year                                  $   13.67        $   13.80
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.38             0.09

Net realized and unrealized gain (loss) on investments                 3.26           (   0.13)
                                                                   ------------     -----------

Total from investment operations                                       3.64           (   0.04)
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.36)       (   0.09)

From net realized gain on investments                                 (   0.34)              0
                                                                   ------------     -----------

Total distributions                                                   (   0.70)       (   0.09)
                                                                   ------------     -----------

Net asset value end of year                                        $   16.61        $   13.67
                                                                   ============     ===========

Total return +                                                         27.06   %    (   0.30   %)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.15   %        2.11   %++

 Total expenses, excluding indirectly paid expenses                     2.15   %       N/A

 Total expenses, excluding fee waivers & expense reimbursements        N/A              2.43   %++

 Net investment income                                                  2.46   %        2.68   %++

Portfolio turnover rate                                                     34%              9%

Average commission rate paid per share                             $    0.0596    $     0.0606

Net assets end of year (thousands)                                 $   158,252    $     76,791




                                                                      Year Ended December 31,
                                                                  --------------------------------
                                                                        1996            1995*
 CLASS B SHARES
Net asset value beginning of year                                  $   12.80        $     10.65
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.36                0.35

Net realized and unrealized gain (loss) on investments                 1.09                2.20
                                                                   ------------     -----------

Total from investment operations                                       1.45                2.55
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.34)        (   0.40)

From net realized gain on investments                                 (   0.11)               0
                                                                   ------------     -----------

Total distributions                                                   (   0.45)        (   0.40)
                                                                   ------------     -----------

Net asset value end of year                                        $   13.80        $     12.80
                                                                   ============     ===========

Total return +                                                         11.50   %          24.10%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.06   %           2.12%++

 Total expenses, excluding indirectly paid expenses                    N/A             N/A

 Total expenses, excluding fee waivers & expense reimbursements         2.09   %           4.20%++

 Net investment income                                                  2.79   %           2.97%++

Portfolio turnover rate                                                     16%              49%

Average commission rate paid per share                             $    0.0619         N/A

Net assets end of year (thousands)                                 $    57,622      $     4,839


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           American Retirement Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                        Year Ended March 31,
                                                                  --------------------------------
                                                                          1998            1997**
 CLASS C SHARES
Net asset value beginning of year                                  $   13.70        $   13.83
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.38             0.09

Net realized and unrealized gain (loss) on investments                 3.27           (   0.13)
                                                                   ------------     -----------

Total from investment operations                                       3.65           (   0.04)
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.36)       (   0.09)

From net realized gain on investments                                 (   0.34)              0
                                                                   ------------     -----------

Total distributions                                                   (   0.70)       (   0.09)
                                                                   ------------     -----------

Net asset value end of year                                        $   16.65        $   13.70
                                                                   ============     ===========

Total return +                                                         27.08   %    (   0.30   %)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.15   %        2.12   %++

 Total expenses, excluding indirectly paid expenses                     2.15   %       N/A

 Total expenses, excluding fee waivers & expense reimbursements        N/A              2.43   %++

 Net investment income                                                  2.46   %        2.65   %++

Portfolio turnover rate                                                     34%              9%

Average commission rate paid per share                             $    0.0596    $     0.0606

Net assets end of year (thousands)                                 $     2,777    $      1,769




                                                                      Year Ended December 31,
                                                                  --------------------------------
                                                                          1996             1995*
 CLASS C SHARES
Net asset value beginning of year                                  $   12.81        $     10.65
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.36                0.36

Net realized and unrealized gain (loss) on investments                 1.11                2.19
                                                                   ------------     -----------

Total from investment operations                                       1.47                2.55
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.34)        (   0.39)

From net realized gain on investments                                 (   0.11)               0
                                                                   ------------     -----------

Total distributions                                                   (   0.45)        (   0.39)
                                                                   ------------     -----------

Net asset value end of year                                        $   13.83        $     12.81
                                                                   ============     ===========

Total return +                                                         11.60   %          24.00%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.05   %           2.10%++

 Total expenses, excluding indirectly paid expenses                    N/A             N/A

 Total expenses, excluding fee waivers & expense reimbursements         2.08   %         103.52%++

 Net investment income                                                  2.80   %           2.96%++

Portfolio turnover rate                                                     16%              49%

Average commission rate paid per share                             $    0.0619         N/A

Net assets end of year (thousands)                                 $     1,487      $       110


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           American Retirement Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                     Year Ended March 31,
                                                -------------------------------
                                                      1998           1997**
 CLASS Y SHARES
Net asset value beginning of year                $   13.74        $   13.86
                                                 ============     ==========

Income (loss) from investment operations
Net investment income                                0.55             0.14

Net realized and unrealized gain (loss) on
 investments                                         3.27           (   0.14)
                                                 ------------     ----------

Total from investment operations                     3.82                  0
                                                 ------------     ----------

Less distributions
From net investment income                          (   0.52)       (   0.12)

From net realized gain on investments               (   0.34)              0

In excess of net realized gain on investments              0               0
                                                 ------------     ----------

Total distributions                                 (   0.86)       (   0.12)
                                                 ------------     ----------

Net asset value end of year                      $   16.70        $   13.74
                                                 ============     ==========

Total return                                         28.34   %        0.00   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                       1.14   %        1.11   %+

 Total expenses, excluding indirectly paid
  expenses                                            1.14   %       N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                             N/A              1.38   %+

 Net investment income                                3.45   %        3.56   %+

Portfolio turnover rate                                   34%              9%

Average commission rate paid per share           $    0.0596    $     0.0606

Net assets end of year (thousands)               $    43,786    $     37,237




                                                                 Year Ended December 31,
                                                ---------------------------------------------------------
                                                      1996           1995          1994          1993
 CLASS Y SHARES
Net asset value beginning of year                $   12.83       $   10.67     $    11.60    $   10.95
                                                 ============    =========     ==========    =========

Income (loss) from investment operations
Net investment income                                0.48             0.47           0.60         0.56

Net realized and unrealized gain (loss) on
 investments                                         1.10             2.16       (   0.93)        0.96
                                                 ------------    ---------     ----------    ---------

Total from investment operations                     1.58             2.63       (   0.33)        1.52
                                                 ------------    ---------     ----------    ---------

Less distributions
From net investment income                          (   0.44)      (   0.47)     (   0.60)     (   0.60)

From net realized gain on investments               (   0.11)             0             0      (   0.24)

In excess of net realized gain on investments              0              0             0      (   0.03)
                                                 ------------    ----------    ----------    ----------

Total distributions                                 (   0.55)      (   0.47)     (   0.60)     (   0.87)
                                                 ------------    ----------    ----------    ----------

Net asset value end of year                      $   13.86       $   12.83     $    10.67    $   11.60
                                                 ============    ==========    ==========    ==========

Total return                                         12.60   %        25.10%     (   2.90%)       14.10%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                       1.05   %         1.26%         1.28%         1.36%

 Total expenses, excluding indirectly paid
  expenses                                           N/A             N/A          N/A            N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                              1.09   %       N/A          N/A            N/A

 Net investment income                                3.65   %         3.96%         5.40%         5.13%

Portfolio turnover rate                                   16%            49%          136%           92%

Average commission rate paid per share           $    0.0619         N/A          N/A            N/A

Net assets end of year (thousands)               $    41,243     $   39,327    $   37,176    $   37,336


                                                                               Year Ended December 31,
                                                         --------------------------------------------------------------------
                                                              1992         1991          1990          1989         1988*
 CLASS Y SHARES
Net asset value beginning of year                         $   10.52     $   9.59      $   10.41    $   10.09      $   10.00
                                                          =========     ========      =========    =========      =========

Income (loss) from investment operations
Net investment income                                          0.66         0.60           0.60         0.57           0.39

Net realized and unrealized gain (loss) on investments         0.55         1.15       (   0.66)        0.76           0.18
                                                          ---------     --------      ---------    ---------      ---------

Total from investment operations                               1.21         1.75       (   0.06)        1.33           0.57
                                                          ---------     --------      ---------    ---------      ---------

Less distributions
From net investment income                                  (   0.61)     (  0.60)     (   0.60)     (   0.59)     (   0.36)

From net realized gain on investments                       (   0.17)     (  0.22)     (   0.16)     (   0.42)     (   0.12)
                                                          ----------    ---------     ---------    ----------     ---------

Total distributions                                         (   0.78)     (  0.82)     (   0.76)     (   1.01)     (   0.48)
                                                          ----------    ---------     ---------    ----------     ---------

Net asset value end of year                               $   10.95     $  10.52      $    9.59    $   10.41      $   10.09
                                                          ==========    =========     =========    ==========     =========

Total return                                                   11.80%       18.80%     (   0.50%)       13.40%         5.80%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.51%        1.50%         1.50%         1.88%         2.00%+

 Total expenses, excluding fee waivers & expense
  reimbursements                                                1.59%        1.82%         1.95%         2.03%      N/A

 Net investment income                                          6.23%        5.91%         6.04%         5.49%         5.01%+

Portfolio turnover rate                                          151%          97%           33%          152%           52%

Net assets end of year (thousands)                        $   23,781    $  15,632     $  12,351    $   11,610     $   9,449


+  Annualized.
* For the period from March 14, 1988 (commencement of class operations) to December 31, 1988.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.









                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                                                             Period Ended
                                                                                          March 31, 1998 *#
 CLASS A SHARES
Net asset value beginning of period                                                          $   12.36
                                                                                             =========

Income from investment operations
Net investment income                                                                            0.08

Net realized and unrealized gain on investments, futures contracts and foreign currency          0.81
                                                                                             ---------
  related transactions

Total from investment operations                                                                 0.89
                                                                                             ---------

Less distributions
From net investment income                                                                     (   0.12)

From net realized gain on investments, futures contracts and foreign currency related          (   0.26)
                                                                                             ----------
  transactions

Total distributions                                                                            (   0.38)
                                                                                             ----------

Net asset value end of period                                                                $   12.87
                                                                                             ==========

Total return +                                                                                   7.38   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                  0.99   %++

 Total expenses, excluding indirectly paid expenses                                              0.99   %++

 Net investment income                                                                           3.25   %++

Portfolio turnover rate                                                                              76%

Average commission rate paid per share                                                     $     0.0594

Net assets end of period (millions)                                                        $      1,277


* For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund



                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                             Period Ended
                                                           March 31, 1998*#
 CLASS B SHARES
Net asset value beginning of year                            $   12.95
                                                             ==========

Income (loss) from investment operations
Net investment income                                            0.26

Net realized and unrealized gain (loss) on investments,
 futures contracts and foreign currency related
 transactions                                                    1.53
                                                             ----------

Total from investment operations                                 1.79
                                                             ----------

Less distributions
From net investment income                                     (   0.27)

In excess of net investment income                                    0

From net realized gain on investments, futures contracts
 and foreign currency related transactions                     (   1.59)

In excess of net realized gain on investments, futures
 contracts and foreign currency related transactions                  0

Tax basis return of capital                                           0
                                                             ----------

Total distributions                                            (   1.86)
                                                             ----------

Net asset value end of year                                  $   12.88
                                                             ==========

Total return +                                                  14.89   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                  1.35   %++

 Total expenses, excluding indirectly paid expenses              1.35   %++

 Net investment income                                           2.66   %++

Portfolio turnover rate                                              76%

Average commission rate paid per share                     $     0.0594

Net assets end of year (millions)                          $        580




                                                                                 Year Ended June 30,
                                                          ------------------------------------------------------------------
                                                               1997           1996          1995        1994         1993
 CLASS B SHARES
Net asset value beginning of year                          $  11.33       $  10.09       $  9.26     $   10.10    $  9.77
                                                           ===========    ===========    =======     =========    =======

Income (loss) from investment operations
Net investment income                                         0.30           0.29           0.31          0.28       0.31

Net realized and unrealized gain (loss) on investments,
 futures contracts and foreign currency related
 transactions                                                 2.07           1.42           0.96       (  0.37)      0.66
                                                           -----------    -----------    -------     ---------    -------

Total from investment operations                              2.37           1.71           1.27       (  0.09)      0.97
                                                           -----------    -----------    -------     ---------    -------

Less distributions
From net investment income                                    (  0.30)       (  0.24)      ( 0.31)     (  0.28)     ( 0.31)

In excess of net investment income                                  0        (  0.03)      ( 0.02)     (  0.07)     ( 0.09)

From net realized gain on investments, futures contracts
 and foreign currency related transactions                          0        (  0.20)      ( 0.02)     (  0.25)     ( 0.24)

In excess of net realized gain on investments, futures
 contracts and foreign currency related transactions          (  0.45)             0       ( 0.09)     (  0.13)          0

Tax basis return of capital                                         0              0            0      (  0.02)          0
                                                           -----------    -----------    --------    ---------    --------

Total distributions                                           (  0.75)       (  0.47)      ( 0.44)     (  0.75)     ( 0.64)
                                                           -----------    -----------    --------    ---------    --------

Net asset value end of year                                $  12.95       $  11.33       $ 10.09     $    9.26    $ 10.10
                                                           ===========    ===========    ========    =========    ========

Total return +                                                21.95   %      17.35   %      14.20%     (  1.16%)     10.39%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                1.70   %       1.72   %       1.77%        1.71%       1.93%

 Total expenses, excluding indirectly paid expenses            1.69   %       1.71   %      N/A         N/A          N/A

 Net investment income                                         2.50   %       2.71   %       3.33%        2.81%       3.07%

Portfolio turnover rate                                            89%            96%          88%          88%         74%

Average commission rate paid per share                     $   0.0400     $   0.0031        N/A         N/A          N/A

Net assets end of year (millions)                          $    1,625     $    1,481     $  1,345    $   1,390    $  1,464


                                                                                 Year Ended June 30,
                                                                               -----------------------
                                                                                   1992        1991
 CLASS B SHARES
Net asset value beginning of year                                               $  9.16     $  9.10
                                                                                =======     =======

Income (loss) from investment operations
Net investment income                                                              0.32        0.45

Net realized and unrealized gain (loss) on investments, futures contracts and
 foreign currency related transactions                                             0.75        0.18
                                                                                -------     -------

Total from investment operations                                                   1.07        0.63
                                                                                -------     -------

Less distributions
From net investment income                                                        ( 0.32)     ( 0.50)

In excess of net investment income                                                ( 0.14)     ( 0.04)

From net realized gain on investments, futures contracts and foreign currency
 related transactions                                                                  0      ( 0.03)
                                                                                --------    --------

Total distributions                                                               ( 0.46)     ( 0.57)
                                                                                --------    --------

Net asset value end of year                                                     $  9.77     $  9.16
                                                                                ========    ========

Total return +                                                                     11.86%       7.49%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                     1.97%       1.88%

 Net investment income                                                              3.25%       4.56%

Portfolio turnover rate                                                               52%         60%

Net assets end of year (millions)                                               $  1,184    $    902




                                                                                       Year Ended June 30,
                                                                               -----------------------------------
                                                                                   1990        1989        1988
 CLASS B SHARES
Net asset value beginning of year                                               $  9.12     $  8.37     $   9.74
                                                                                =======     =======     ========

Income (loss) from investment operations
Net investment income                                                              0.50        0.46         0.47

Net realized and unrealized gain (loss) on investments, futures contracts and
 foreign currency related transactions                                             0.20        0.83       ( 0.82)
                                                                                -------     -------     --------

Total from investment operations                                                   0.70        1.29       ( 0.35)
                                                                                -------     -------     --------

Less distributions
From net investment income                                                        ( 0.50)     ( 0.54)     ( 0.60)

In excess of net investment income                                                ( 0.04)          0           0

From net realized gain on investments, futures contracts and foreign currency
 related transactions                                                             ( 0.18)          0      ( 0.42)
                                                                                --------    --------    --------

Total distributions                                                               ( 0.72)     ( 0.54)     ( 1.02)
                                                                                --------    --------    --------

Net asset value end of year                                                     $  9.10     $  9.12     $   8.37
                                                                                ========    ========    ========

Total return +                                                                      7.99%      16.07%     ( 3.37%)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                     1.99%       1.96%       1.91%

 Net investment income                                                              4.94%       5.48%       5.34%

Portfolio turnover rate                                                               35%         49%         64%

Net assets end of year (millions)                                               $    827    $    712    $    685


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                                            Period Ended
                                                                                          March 31, 1998*#
 CLASS C SHARES
Net asset value beginning of period                                                         $   12.43
                                                                                            ==========

Income from investment operations
Net investment income                                                                           0.05

Net realized and unrealized gain on investments, futures contracts and foreign currency         0.75
                                                                                            ----------
  related transactions

Total from investment operations                                                                0.80
                                                                                            ----------

Less distributions
From net investment income                                                                    (   0.09)

From net realized gain on investments, futures contracts and foreign currency related         (   0.26)
                                                                                            ----------
  transactions

Total distributions                                                                           (   0.35)
                                                                                            ----------

Net asset value end of period                                                               $   12.88
                                                                                            ==========

Total return +                                                                                  6.58   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                 1.76   %++

 Total expenses, excluding indirectly paid expenses                                             1.76   %++

 Net investment income                                                                          2.41   %++

Portfolio turnover rate                                                                             76%

Average commission rate paid per share                                                    $     0.0594

Net assets end of period (thousands)                                                      $        829



                                                                                             Period Ended
                                                                                          March 31, 1998**#
 CLASS Y SHARES
Net asset value beginning of period                                                          $   12.01
                                                                                             =========

Income from investment operations
Net investment income                                                                            0.08

Net realized and unrealized gain on investments, futures contracts and foreign currency          0.86
                                                                                             ---------
  related transactions

Total from investment operations                                                                 0.94
                                                                                             ---------

Less distributions
From net investment income                                                                     (   0.09)
                                                                                             ----------

Total distributions                                                                            (   0.09)
                                                                                             ----------

Net asset value end of period                                                                $   12.86
                                                                                             ==========

Total return                                                                                     7.79   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                  0.75   %++

 Total expenses, excluding indirectly paid expenses                                              0.75   %++

 Net investment income                                                                           3.47   %++

Portfolio turnover rate                                                                              76%

Average commission rate paid per share                                                     $     0.0594

Net assets end of period (thousands)                                                       $     39,231

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
** For the period from January 26, 1998 (commencement of class operations) to
   March 31, 1998.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                               Year Ended March 31,           Year Ended December 31,
                                                              1998#          1997**            1996            1995*
 CLASS A SHARES
Net asset value beginning of year                         $   16.00        $   16.13       $   15.12        $    12.24
                                                          ============     ===========     ============     ==========

Income (loss) from investment operations
Net investment income                                         0.44             0.12            0.50               0.44

Net realized and unrealized gain (loss) on investments        4.87           (   0.13)         1.16               3.14
                                                          ------------     -----------     ------------     ----------

Total from investment operations                              5.31           (   0.01)         1.66               3.58
                                                          ------------     -----------     ------------     ----------

Less distributions
From net investment income                                  (   0.44)        (   0.12)        (   0.50)       (   0.47)

In excess of net investment income                                 0(a)             0                0               0

From net realized gain on investments                       (   0.43)               0         (   0.15)       (   0.23)
                                                          ------------     -----------     ------------     ----------

Total distributions                                         (   0.87)        (   0.12)        (   0.65)       (   0.70)
                                                          ------------     -----------     ------------     ----------

Net asset value end of year                               $   20.44        $   16.00       $   16.13        $    15.12
                                                          ============     ===========     ============     ==========

Total return +                                               33.88   %     (   0.20   %)       11.30   %         29.70%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                               1.28   %         1.25   %++       1.24   %          1.33%++

 Total expenses, excluding indirectly paid expenses           1.28   %        N/A              N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             N/A              N/A                1.34%++

 Net investment income                                        2.39   %         2.83   %++       3.39   %          3.73%++

Portfolio turnover rate                                            9%               2%              10%             28%

Average commission rate paid per share                   $    0.0657     $     0.0670      $    0.0649         N/A

Net assets end of year (millions)                        $       350     $        220      $       206      $      107



                                                               Year Ended March 31,           Year Ended December 31,
                                                              1998#          1997**            1996            1995*
 CLASS B SHARES
Net asset value beginning of year                         $   15.94        $   16.07       $   15.07        $    12.24
                                                          ============     ===========     ============     ==========

Income (loss) from investment operations
Net investment income                                         0.30             0.09            0.40               0.36

Net realized and unrealized gain (loss) on investments        4.84           (   0.13)         1.15               3.09
                                                          ------------     -----------     ------------     ----------

Total from investment operations                              5.14           (   0.04)         1.55               3.45
                                                          ------------     -----------     ------------     ----------

Less distributions
From net investment income                                   (   0.30)       (   0.09)        (   0.40)       (   0.39)

In excess of net investment income                           (   0.01)              0                0               0

From net realized gain on investments                        (   0.43)              0         (   0.15)       (   0.23)
                                                          ------------     -----------     ------------     ----------

Total distributions                                          (   0.74)       (   0.09)        (   0.55)       (   0.62)
                                                          ------------     -----------     ------------     ----------

Net asset value end of year                               $   20.34        $   15.94       $   16.07        $    15.07
                                                          ============     ===========     ============     ==========

Total return +                                                32.81   %    (   0.30   %)       10.50   %         28.70%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                2.04   %        2.00   %++       1.99   %          2.07%++

 Total expenses, excluding indirectly paid expenses            2.04   %       N/A              N/A             N/A

 Net investment income                                         1.63   %        2.07   %++       2.64   %          2.99%++

Portfolio turnover rate                                             9%              2%              10%             28%

Average commission rate paid per share                    $    0.0657    $     0.0670      $    0.0649         N/A

Net assets end of year (millions)                         $     1,124    $        606      $       570      $      296


+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# Net investment income is based on average shares outstanding during the period.
(a) Less than one cent per share.








                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                               Year Ended March 31,           Year Ended December 31,
                                                              1998#          1997**            1996            1995*
 CLASS C SHARES
Net asset value beginning of year                         $   15.94        $   16.06       $   15.07        $    12.24
                                                          ============     ===========     ============     ==========

Income (loss) from investment operations
Net investment income                                         0.30             0.09            0.40               0.34

Net realized and unrealized gain (loss) on investments        4.84           (   0.13)         1.14               3.09
                                                          ------------     -----------     ------------     ----------

Total from investment operations                              5.14           (   0.04)         1.54               3.43
                                                          ------------     -----------     ------------     ----------

Less distributions
From net investment income                                   (   0.30)       (   0.08)        (   0.40)       (   0.37)

In excess of net investment income                           (   0.01)              0                0               0

From net realized gain on investments                        (   0.43)              0         (   0.15)       (   0.23)
                                                          ------------     -----------     ------------     ----------

Total distributions                                          (   0.74)       (   0.08)        (   0.55)       (   0.60)
                                                          ------------     -----------     ------------     ----------

Net asset value end of year                               $   20.34        $   15.94       $   16.06        $    15.07
                                                          ============     ===========     ============     ==========

Total return +                                                32.81   %    (   0.30   %)       10.40   %         28.50%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                2.04   %        2.00   %++       1.99   %          2.23%++

 Total expenses, excluding indirectly paid expenses            2.04   %       N/A              N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             N/A              N/A                2.37%++

 Net investment income                                         1.63   %        2.07   %++       2.64   %          2.83%++

Portfolio turnover rate                                             9%              2%              10%             28%

Average commission rate paid per share                    $    0.0657    $     0.0670      $    0.0649         N/A

Net assets end of year (millions)                         $        50    $         28      $        27      $       11


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                              Year Ended March 31,
                                                              1998#          1997**
 CLASS Y SHARES
Net asset value beginning of year                         $   16.02        $   16.14
                                                          ============     ==========

Income (loss) from investment operations
Net investment income                                         0.49             0.13

Net realized and unrealized gain (loss) on investments        4.86           (   0.13)
                                                          ------------     ----------

Total from investment operations                              5.35             0.00
                                                          ------------     ----------

Less distributions
From net investment income                                   (   0.49)       (   0.12)

From net realized gain on investments                        (   0.43)              0
                                                          ------------     ----------

Total distributions                                          (   0.92)       (   0.12)
                                                          ------------     ----------

Net asset value end of year                               $   20.45        $   16.02
                                                          ============     ==========

Total return                                                  34.12   %        0.00   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                1.03   %        1.00   %+

 Total expenses, excluding indirectly paid expenses            1.03   %       N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             N/A

 Net investment income                                         2.65   %        3.07   %+

Portfolio turnover rate                                             9%              2%

Average commission rate paid per share                    $    0.0657    $     0.0670

Net assets end of year (millions)                         $     1,117    $        802




                                                                   Year Ended December 31,
                                                               1996           1995          1994
 CLASS Y SHARES
Net asset value beginning of year                         $   15.13       $   12.27     $    13.12
                                                          ============    =========     ==========

Income (loss) from investment operations
Net investment income                                         0.54             0.51           0.42

Net realized and unrealized gain (loss) on investments        1.16             3.07       (   0.57)
                                                          ------------    ---------     ----------

Total from investment operations                              1.70             3.58       (   0.15)
                                                          ------------    ---------     ----------

Less distributions
From net investment income                                   (   0.54)      (   0.49)     (   0.42)

From net realized gain on investments                        (   0.15)      (   0.23)     (   0.28)
                                                          ------------    ----------    ----------

Total distributions                                          (   0.69)      (   0.72)     (   0.70)
                                                          ------------    ----------    ----------

Net asset value end of year                               $   16.14       $   15.13     $    12.27
                                                          ============    ==========    ==========

Total return                                                  11.50   %        29.70%     (   1.10%)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                0.99   %         1.07%         1.14%

 Total expenses, excluding indirectly paid expenses           N/A             N/A          N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             N/A          N/A

 Net investment income                                         3.64   %         3.89%         3.51%

Portfolio turnover rate                                            10%            28%           33%

Average commission rate paid per share                    $    0.0649         N/A          N/A

Net assets end of year (millions)                         $       809     $      623    $      332


                                                                            Year Ended December 31,
                                                              1993          1992         1991             1990*
 CLASS Y SHARES
Net asset value beginning of year                         $   11.98     $   10.75     $   8.95       $     10.00
                                                          =========     =========     ========       ===========

Income (loss) from investment operations
Net investment income                                          0.31          0.27         0.33              1.23 (a)

Net realized and unrealized gain (loss) on investments         1.55          1.83         2.77          (   0.59)
                                                          ---------     ---------     --------       -----------

Total from investment operations                               1.86          2.10         3.10              0.64
                                                          ---------     ---------     --------       -----------

Less distributions
From net investment income                                  (   0.31)     (   0.24)     (  0.33)        (   1.17)

From net realized gain on investments                       (   0.41)     (   0.63)     (  0.97)        (   0.52)
                                                          ----------    ----------    ---------      -----------

Total distributions                                         (   0.72)     (   0.87)     (  1.30)        (   1.69)
                                                          ----------    ----------    ---------      -----------

Net asset value end of year                               $   13.12     $   11.98     $  10.75       $      8.95
                                                          ==========    ==========    =========      ===========

Total return                                                   15.70%        20.00%       36.40%            6.60%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.20%         1.40%        1.20%            0.00%+

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             1.43%        2.58%            3.64%+

 Net investment income                                          2.81%         2.93%        2.86%           15.07%(a)+

Portfolio turnover rate                                           60%          127%         178%             131%

Net assets end of year (millions)                         $      240    $       64    $      11      $         2

+   Annualized.
* For the period from January 2, 1990 (commencement of class operations) to December 31, 1990.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
(a) Includes receipt of a special dividend representing $0.62 per share net investment income and 7.59% of average net assets.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                            Year Ended March 31,           Year Ended December 31,
                                                      -------------------------------- --------------------------------
                                                            1998           1997**            1996            1995*
 CLASS A SHARES
Net asset value beginning of year                      $   13.57        $   13.50       $   12.20        $    10.44
                                                       ============     ===========     ============     ==========

Income from investment operations
Net investment income                                      0.31             0.07            0.27               0.29

Net realized and unrealized gain on investments            2.96           0.06   #         1.59               2.24
                                                       ------------   -------------     ------------     ----------

Total from investment operations                           3.27             0.13            1.86               2.53
                                                       ------------   -------------     ------------     ----------

Less distributions
From net investment income                                (   0.30)       (   0.06)        (   0.28)       (   0.31)

From net realized gain on investments                     (   0.18)              0         (   0.28)       (   0.46)
                                                       ------------   -------------     ------------     ----------

Total distributions                                       (   0.48)       (   0.06)        (   0.56)       (   0.77)
                                                       ------------   -------------     ------------     ----------

Net asset value end of year                            $   16.36      $    13.57        $   13.50        $    12.20
                                                       ============   =============     ============     ==========

Total return +                                             24.40   %        1.00   %        15.40   %         24.80%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                             1.42   %        1.38   %++       1.52   %          1.75%++

 Total expenses, excluding indirectly paid expenses         1.42   %       N/A              N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                           N/A             N/A               1.76   %          5.02%++

 Net investment income                                      2.21   %        2.30   %++       2.39   %          2.79%++

Portfolio turnover rate                                         50%             29%              88%            110%

Average commission rate paid per share                 $    0.0659    $     0.0656      $    0.0648         N/A

Net assets end of year (thousands)                     $    69,879    $     15,039      $    11,166      $    2,702


                                                            Year Ended March 31,           Year Ended December 31,
                                                      -------------------------------- --------------------------------
                                                            1998           1997**            1996            1995*
 CLASS B SHARES
Net asset value beginning of year                      $   13.56        $   13.49       $   12.19        $    10.31
                                                       ============     ===========     ============     ==========

Income from investment operations
Net investment income                                      0.21             0.05            0.19               0.22

Net realized and unrealized gain on investments            2.94           0.06   #         1.59               2.37
                                                       ------------   -------------     ------------     ----------

Total from investment operations                           3.15             0.11            1.78               2.59
                                                       ------------   -------------     ------------     ----------

Less distributions
From net investment income                                (   0.20)       (   0.04)        (   0.20)       (   0.25)

From net realized gain on investments                     (   0.18)              0         (   0.28)       (   0.46)
                                                       ------------   -------------     ------------     ----------

Total distributions                                       (   0.38)       (   0.04)        (   0.48)       (   0.71)
                                                       ------------   -------------     ------------     ----------

Net asset value end of year                            $   16.33      $    13.56        $   13.49        $    12.19
                                                       ============   =============     ============     ==========

Total return +                                             23.44   %        0.08   %        14.70   %         25.60%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                             2.18   %        2.14   %++       2.27   %          2.50%++

 Total expenses, excluding indirectly paid expenses         2.18   %       N/A              N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                           N/A             N/A               2.51   %          3.65%++

 Net investment income                                      1.46   %        1.55   %++       1.64   %          2.03%++

Portfolio turnover rate                                         50%             29%               2%            110%

Average commission rate paid per share                 $    0.0659    $     0.0656      $    0.0648         N/A

Net assets end of year (thousands)                     $   185,042    $     38,838      $    28,007      $    6,559

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 17, 1995 and January 6, 1995 (commencement of class A and class B operations, respectively) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# The net investment income is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                        Year Ended March 31,           Year Ended December 31,
                                                  -------------------------------- --------------------------------
                                                        1998           1997**             1996            1995*
 CLASS C SHARES
Net asset value beginning of year                  $   13.53        $   13.47        $   12.19        $    10.69
                                                   ============     ===========      ============     ==========

Income from investment operations
Net investment income                                  0.21             0.06             0.18               0.22

Net realized and unrealized gain on investments        2.94           0.05   #          1.58               1.99
                                                   ------------   -------------      ------------     ----------

Total from investment operations                       3.15             0.11             1.76               2.21
                                                   ------------   -------------      ------------     ----------

Less distributions
From net investment income                            (   0.20)       (   0.05)         (   0.20)       (   0.25)

From net realized gain on investments                 (   0.18)              0          (   0.28)       (   0.46)
                                                   ------------   -------------      ------------     ----------

Total distributions                                   (   0.38)       (   0.05)         (   0.48)       (   0.71)
                                                   ------------   -------------      ------------     ----------

Net asset value end of year                        $   16.30      $    13.53         $   13.47        $    12.19
                                                   ============   =============      ============     ==========

Total return +                                         23.49   %        0.08   %         14.50   %         21.20%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         2.18   %        2.13   %++        2.25   %          2.50%++

 Total expenses, excluding indirectly paid
  expenses                                              2.18   %       N/A               N/A             N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                               N/A             N/A                2.48   %         18.91%++

 Net investment income                                  1.46   %        1.55   %++        1.64   %          2.07%++

Portfolio turnover rate                                     50%             29%               88%            110%

Average commission rate paid per share             $    0.0659    $     0.0656       $    0.0648         N/A

Net assets end of year (thousands)                 $    27,699    $      5,086       $     4,108      $      496



                                                        Year Ended March 31,
                                                  --------------------------------
                                                        1998           1997**
 CLASS  Y  SHARES
Net asset value beginning of year                  $   13.61        $   13.54
                                                   ============     ===========

Income from investment operations
Net investment income                                  0.37             0.09

Net realized and unrealized gain on investments        2.95           0.05   #
                                                   ------------   -------------

Total from investment operations                       3.32             0.14
                                                   ------------   -------------

Less distributions
From net investment income                            (   0.36)       (   0.07)

From net realized gain on investments                 (   0.18)              0
                                                   ------------   -------------

Total distributions                                   (   0.54)       (   0.07)
                                                   ------------   -------------

Net asset value end of year                        $   16.39      $    13.61
                                                   ============   =============

Total return                                           24.73   %        1.00   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.15   %        1.13   %++

 Total expenses, excluding indirectly paid
  expenses                                              1.15   %       N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                               N/A             N/A

 Net investment income                                  2.48   %        2.54   %++

Portfolio turnover rate                                     50%             29%

Average commission rate paid per share             $    0.0659    $     0.0656

Net assets end of year (thousands)                 $    19,881    $     15,311




                                                                    Year Ended December 31,
                                                  ------------------------------------------------------------
                                                        1996           1995          1994           1993*
 CLASS  Y  SHARES
Net asset value beginning of year                  $   12.22       $   10.27     $   10.31      $     10.00
                                                   ============    =========     =========      ===========

Income from investment operations
Net investment income                                  0.34             0.35          0.27             0.05

Net realized and unrealized gain on investments        1.56             2.39          0.08             0.31
                                                   ------------    ---------     ---------      -----------

Total from investment operations                       1.90             2.74          0.35             0.36
                                                   ------------    ---------     ---------      -----------

Less distributions
From net investment income                            (   0.30)      (   0.33)     (   0.27)       (   0.05)

From net realized gain on investments                 (   0.28)      (   0.46)     (   0.12)              0
                                                   ------------    ----------    ----------     -----------

Total distributions                                   (   0.58)      (   0.79)     (   0.39)       (   0.05)
                                                   ------------    ----------    ----------     -----------

Net asset value end of year                        $   13.54       $   12.22     $   10.27      $     10.31
                                                   ============    ==========    ==========     ===========

Total return                                           15.80   %        27.30%         3.40%           3.50%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.30   %         1.50%         1.49%           0.00%++

 Total expenses, excluding indirectly paid
  expenses                                             N/A             N/A           N/A           N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                                1.56   %         2.23%         2.41%           3.10%++

 Net investment income                                  2.63   %         3.06%         2.87%           3.65%++

Portfolio turnover rate                                     88%           110%          245%             60%

Average commission rate paid per share             $    0.0649         N/A           N/A           N/A

Net assets end of year (thousands)                 $    15,002     $   13,485    $   10,575     $     5,424


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from March 3, 1995 (commencement of class C operations) to December 31, 1995 and November 2, 1993 (commencement of class Y operations) to December 31, 1993.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# The net investment income is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            American Retirement Fund




                            Schedule of Investments

                                 March 31, 1998




      Shares                                                  Value
COMMON STOCKS - 44.0%
                     Automotive Equipment &
                      Manufacturing - 0.7%
       30,000        Dana Corp. ...................     $1,745,625
                                                        ----------
                              Banks - 5.5%
       40,000        Australia & New Zealand Banking
                     Group Ltd. ...................      1,357,500
       32,312        Banc One Corp. ...............      2,043,734
       20,000        BancorpSouth, Inc. ...........        878,750
       20,000        Bank of New York Co., Inc. ...      1,256,250
       16,000        Cape Cod Bank & Trust Co. ....        704,000
       13,000        Comerica, Inc. ...............      1,375,562
       25,050        Crestar Financial Corp. ......      1,481,081
        8,000        First Union Corp. ** .........        454,000
       15,000        Fleet Financial Group, Inc. ..      1,275,938
       53,000        Hibernia Corp. Cl. A .........      1,089,813
       24,000        Susquehanna Bancshares, Inc. .        891,000
                                                        ----------
                                                        12,807,628
                                                        ----------
                     Building, Construction &
                        Furnishings - 0.9%
       30,000        Fletcher Challenge Building ADR       596,250
       13,584        Medusa Corp. .................        830,322
       10,577        Southdown, Inc. ..............        737,085
                                                        ----------
                                                         2,163,657
                                                        ----------
                     Business Equipment &
                           Services - 1.0%
       15,000        Dun & Bradstreet Corp. .......        512,813
       36,000        Pitney Bowes, Inc. ...........      1,806,750
                                                        ----------
                                                         2,319,563
                                                        ----------
                     Chemical & Agricultural
                           Products - 1.4%
        8,000        Eastman Chemical Co. .........        539,500
       11,000        Grace (W.R.) & Co. ...........        920,562
       17,000        Imperial Chemical Industries
                     Plc, ADR .....................      1,221,875
       15,600        Stepan Co. ...................        473,850
                                                        ----------
                                                         3,155,787
                                                        ----------
                     Consumer Products &
                           Services - 1.2%
       11,000        International Flavors &
                     Fragrances, Inc. .............        518,375
       30,000        Jostens, Inc. ................        720,000
      110,000        Stride Rite Corp. ............      1,491,875
                                                        ----------
                                                         2,730,250
                                                        ----------
                     Diversified Companies - 1.4%
       10,000        Harris Corp. .................        521,250
       19,000        Tenneco, Inc. ................        811,062
       80,000        Tomkins Plc, ADR .............      1,930,000
                                                        ----------
                                                         3,262,312
                                                        ----------
                     Electrical Equipment &
                           Services - 2.4%
       15,000        AMP, Inc. ....................        657,187
       12,000        Emerson Electric Co. .........        782,250


      Shares                                                  Value
COMMON STOCKS - continued
                     Electrical Equipment &
                     Services - continued
       36,656        Hubbell, Inc. Cl. B ..........     $1,846,546
       36,000        Thomas & Betts Corp. .........      2,304,000
                                                        ----------
                                                         5,589,983
                                                        ----------
                     Finance & Insurance - 3.0%
       36,363        Equitable Companies, Inc. ....      2,052,237
       10,000        Hartford Financial Services
                     Group, Inc. ..................      1,085,000
       20,000        LaSalle Re Holdings Ltd. .....        838,750
       15,000        Ohio Casualty Corp. ..........        720,000
        6,000        Transamerica Corp. ...........        699,000
       46,184        Trenwick Group, Inc. .........      1,731,900
                                                        ----------
                                                         7,126,887
                                                        ----------
                     Food & Beverage Products - 1.9%
       70,900        Flowers Industries, Inc. .....      1,661,719
       18,000        H.J. Heinz Co. ...............      1,050,750
       50,000        Lance, Inc. ..................      1,137,500
       28,000        Tasty Baking Corp. ...........        623,000
                                                        ----------
                                                         4,472,969
                                                        ----------
                     Healthcare Products &
                           Services - 2.5%
       20,000        Baxter International, Inc. ...      1,102,500
       14,000        Bristol-Myers Squibb Co. .....      1,460,375
       30,100        Shared Medical System Corp. ..      2,359,087
       30,000        West Co., Inc. ...............        903,750
                                                        ----------
                                                         5,825,712
                                                        ----------
                     Industrial Specialty Products &
                           Services - 2.2%
       10,000        Bemis Co., Inc. ..............        451,250
       45,000        Carpenter Technology Corp. ...      2,430,000
       48,776        Flowserve Corp. ..............      1,591,317
       42,000        Lindberg Corp. ...............        740,250
                                                        ----------
                                                         5,212,817
                                                        ----------
                     Machinery - Diversified - 0.8%
       55,100        Hardinge Brothers, Inc. ......      1,880,288
                                                        ----------
                     Oil / Energy - 3.7%
        8,000        Amoco Corp. ..................        691,000
        8,000        Atlantic Richfield Co. .......        629,000
       60,000        Berry Petroleum Co. Cl. A ....        907,500
       15,000        Consolidated Natural Gas Co. .        865,312
       15,400        Exxon Corp. ..................      1,041,425
        3,000        Kerr-McGee Corp. .............        208,688
       10,000        Mobil Corp. ..................        766,250
       17,200        Penn Virginia Corp. ..........        500,950
      21,550 *       Seitel, Inc. .................        325,944
       12,000        Texaco, Inc. .................        723,000
       60,000        Williams Companies, Inc. .....      1,920,000
                                                        ----------
                                                         8,579,069
                                                        ----------
                     Oil Field Services - 0.6%
       40,000        Lufkin Industries, Inc. ......      1,300,000
                                                        ----------

                                   EVERGREEN
                            American Retirement Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Shares                                                     Value
COMMON STOCKS - continued
                    Publishing, Broadcasting &
                      Entertainment - 2.0%
        27,270      CBS Corp. ........................     $   925,475
       31,250 *     Chancellor Media Corp. ...........       1,433,594
         8,000      McGraw-Hill Companies, Inc. ......         608,500
        50,000      Reader's Digest Association, Inc.        1,365,625
         5,800      Time Warner, Inc. ................         417,600
                                                           -----------
                                                             4,750,794
                                                           -----------
                    Real Estate - 0.3%
        10,000      Post Property, Inc. REIT .........         399,375
        15,000      Prentiss Properties Trust REIT ...         391,875
                                                           -----------
                                                               791,250
                                                           -----------
                    Retailing & Wholesale - 2.1%
        23,000      J. C. Penney Co., Inc. ...........       1,740,812
         8,000      Mercantile Stores Co., Inc. ......         537,500
       70,260 *     Proffitts, Inc. ..................       2,546,925
                                                           -----------
                                                             4,825,237
                                                           -----------
                    Textile & Apparel - 0.1%
        10,000      Oxford Industries, Inc. ..........         313,750
                                                           -----------
                    Thrift Institutions - 1.8%
        45,000      First Palm Beach Bancorp, Inc. ...       1,811,250
        18,100      Horizon Financial Corp. ..........         339,375
        50,400      Maryland Federal Bancorp, Inc. ...       1,971,900
                                                           -----------
                                                             4,122,525
                                                           -----------
                     Transportation - 0.6%
        27,000      Union Pacific Corp. ..............       1,517,063
                                                           -----------
                    Utilities - Electric - 4.9%
        18,200      Commonwealth Energy System .......         725,725
        20,000      Eastern Utilities Associates .....         545,000
        30,000      Enova Corp. ......................         838,125
        80,000      Houston Industries, Inc. .........       2,300,000
        23,000      IES Industries, Inc. .............         855,313
        50,000      Long Island Lighting Co. .........       1,575,000
        37,000      PP&L Resources, Inc. .............         874,125
        22,000      Southern Co. .....................         609,125
        55,000      TNP Enterprises, Inc. ............       1,818,437
        40,000      Wisconsin Energy Corp. ...........       1,227,500
                                                           -----------
                                                            11,368,350
                                                           -----------
                    Utilities - Gas - 1.7%
        40,500      Chesapeake Utilities Corp. .......         744,188
         9,250      Northwest Natural Gas Co. ........         260,156
        22,000      South Jersey Industries, Inc. ....         653,125
        40,000      Southwest Gas Corp. ..............         835,000
        60,400      Yankee Energy System, Inc. .......       1,483,575
                                                           -----------
                                                             3,976,044
                                                           -----------


      Shares                                                     Value
COMMON STOCKS - continued
                    Utilities - Telephone - 1.3%
        5,500 *     AirTouch Communications, Inc. ....     $   269,156
        35,000      Frontier Corp. ...................       1,139,688
       30,000 *     U.S. West Communications Group, Inc.     1,642,500
                                                           -----------
                                                             3,051,344
                                                           -----------
                    Total Common Stocks
                    (cost $67,813,752)................     102,888,904
                                                           -----------
CONVERTIBLE PREFERRED - 16.7%
                              Banks - 1.5%
        50,000      National Australia Bank, Ltd.
                    7.875%, Series Unit ..............       1,450,000
        58,000      WBK Trust
                    10.0%, STRYPES (exchangeable for
                    Westpac Banking Corp. Common
                    Stock) ...........................       1,975,625
                                                           -----------
                                                             3,425,625
                                                           -----------
                    Business Equipment &
                           Services - 0.2%
         6,000      Microsoft Corp.
                    $2.196, Series A, PERCS ..........         555,000
                                                           -----------
                    Communication Systems &
                           Services - 0.5%
        30,000      AirTouch Communications, Inc.
                    6.00%, Series B ..................       1,237,500
                                                           -----------
                    Diversified Companies - 1.6%
        26,800      Corning, Inc.
                    6.00%, MIPS ......................       1,835,800
        80,000      Ingersoll Rand Co.
                    6.75%, PRIDES ....................       2,015,000
                                                           -----------
                                                             3,850,800
                                                           -----------
                    Electrical Equipment &
                           Services - 1.1%
        50,000      Pioneer Standard Financial Trust
                    6.75%, 144A ......................       2,537,500
                                                           -----------
                    Finance & Insurance - 2.5%
        20,000      American General Corp.
                    $3.00, Series A, MIPS ............       1,620,000
        13,000      American Heritage Life
                    Investment Corp.
                    8.50%, PRIDES ....................         796,250
        20,000      Frontier Financing Trust
                    6.25%, TOPRS, 144A ...............       1,312,600
        11,000      Frontier Financing Trust
                    6.25%, TOPRS .....................         721,930
         4,000      Life Re Corp.
                    6.00% ............................         288,000
        15,000      Merrill Lynch & Co., Inc.
                    7.25%, STRYPES
                    (exchangeable for SunAmerica,
                    Inc. Common Stock) ...............       1,087,500
                                                           -----------
                                                             5,826,280
                                                           -----------

                                   EVERGREEN
                            American Retirement Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Shares                                                    Value
CONVERTIBLE PREFERRED - continued
                     Food & Beverage Products - 1.3%
       25,000        Ralston Purina Co.
                     7.00%, SAILS (exchangeable for
                     Interstate Bakeries Common Stock)    $1,578,125
       30,000        Wendys Financing I
                     5.00%, Series A, TECONS ........      1,576,875
                                                          ----------
                                                           3,155,000
                                                          ----------
                     Metal Products & Services - 1.4%
       20,000        Timet Capital Trust I
                     6.625%, BUCS, 144A .............        955,000
       20,000        Timet Capital Trust I
                     6.625% .........................        955,000
       80,000        Worthington Industries, Inc.
                     7.25%, DECS (exchangeable for
                     Rouge Steel Co. Common Stock) ..      1,290,400
                                                          ----------
                                                           3,200,400
                                                          ----------
                     Oil / Energy - 0.4%
       20,000        Callon Petroleum Co.
                     8.50%, Series A ................        767,500
        5,000        Nuevo Energy Co.
                     5.75%, Series A, TECONS ........        245,625
                                                          ----------
                                                           1,013,125
                                                          ----------
                     Oil Field Services - 1.0%
       40,000        EVI, Inc.
                     5.00%, 144A ....................      1,815,200
       10,000        Hvide Capital Trust
                     6.50%, 144A ....................        472,500
                                                          ----------
                                                           2,287,700
                                                          ----------
                     Paper & Packaging - 0.6%
       30,000        Crown Cork & Seal Co., Inc.
                     4.50%, MIPS ....................      1,500,000
                                                          ----------
                     Publishing, Broadcasting &
                       Entertainment - 2.1%
       15,000        AMC Entertainment, Inc.
                     $1.75 ..........................        615,000
       10,000        American Radio Systems Corp.
                     7.00%, 144A ....................        781,300
       10,300        Granite Broadcasting Corp.
                     $1.938 .........................        585,813
       22,000        Houston Industries, Inc.
                     7.00%, ACES (exchangeable for
                     Time Warner, Inc. Common Stock)       1,425,875
       20,000        Merrill Lynch & Co., Inc.
                     6.00%, STRYPES due 6/1/99
                     (exchangeable for Cox
                     Communications, Inc. Common
                     Stock) .........................        705,000
       10,000        TCI Communications, Inc.
                     $2.125, Series A ...............        720,000
                                                          ----------
                                                           4,832,988
                                                          ----------
                      Transportation - 1.0%
       20,000        CNF Trust I
                     5.00%, Series A, TECONS ........      1,160,000
       20,000        Union Pacific Capital Trust
                     6.25%, TIDES, 144A .............      1,065,000
                                                          ----------
                                                           2,225,000
                                                          ----------
                     Utilities - Electric - 0.9%
       45,000        BNDES Participacoes SA
                     DECS ...........................      2,002,500
                                                          ----------


      Shares                                                    Value
CONVERTIBLE PREFERRED - continued
                     Utilities - Gas - 0.6%
       40,000        MCN Corp.
                     8.75%, PRIDES ..................     $1,305,000
                                                          ----------
                     Total Convertible Preferred
                     (cost $35,096,931)..............     38,954,418
                                                          ----------


   Principal
    Amount                                   Value
CONVERTIBLE DEBENTURES - 10.5%
                         Banks - 0.5%
$  800,000      First State Bancorp
                7.50%, 4/30/17 .....        1,222,000
                                         ------------
                Building, Construction
                & Furnishings - 0.7%
 1,500,000      Eagle Hardware &
                Garden, Inc.
                6.25%, 3/15/01 .....     1,734,375
                                         ------------
                Business Equipment
                & Services - 1.2%
 1,000,000      HMT Technology Corp.
                5.75%, 1/15/04, 144A .     870,000
   250,000      Personnel Group of
                America, Inc.
                5.75%, 7/1/04, 144A        358,125
   250,000      Platinum Technology,
                Inc.
                6.75%, 11/15/01 ....       506,875
 1,000,000      Quantum Corp.
                7.00%, 8/1/04 ......       985,000
                                         ------------
                                         2,720,000
                                         ------------
                Consumer Products &
                      Services - 0.7%
 2,000,000      Action Performance
                Companies, Inc.
                4.75%, 4/1/05, 144A      1,720,000
                                         ------------
                Industrial Specialty
                Products &
                      Services - 0.4%
   600,000      Robbins & Myers, Inc.
                6.50%, 9/1/03 ......       890,280
                                         ------------
                Leisure &
                Tourism - 1.7%
 2,500,000      Family Golf Centers,
                Inc.
                5.75%, 10/15/04, 144A    3,147,000
 1,000,000      Marriot International,
                Inc.
                Zero Coupon, 3/25/11 .     720,000
                                         ------------
                                         3,867,000
                                         ------------
                Oil Field
                Services - 3.6%
 1,000,000      Diamond Offshore
                Drilling, Inc.
                3.75%, 2/15/07 .....     1,267,500
                Key Energy Group, Inc.
 1,000,000       5.00%, 9/15/04, 144A      800,000
   500,000       7.00%, 7/1/03, 144A .     840,000
 2,000,000      Nabors Industries,
                Inc.
                5.00%, 5/15/06 .....     2,855,000
                Offshore Logistics,
                Inc.
 1,000,000       6.00%, 12/15/06, 144A   1,102,500

   500,000       6.00%, 12/15/03 ...       551,250
 1,000,000      Parker Drilling Co.
                5.50%, 8/1/04 ......     1,005,000
                                         ------------
                                         8,421,250
                                         ------------
                Publishing,
                Broadcasting &
                 Entertainment - 0.3%
 1,000,000      Jacor Communications,
                Inc.
                Zero Coupon, 6/12/11 .     800,000
                                         ------------

                                   EVERGREEN
                            American Retirement Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                             Value
CONVERTIBLE DEBENTURES - continued
                      Retailing & Wholesale - 1.4%
                      Central Garden & Pet Co.
$  500,000             6.00%, 11/15/03, 144A ..................      $    757,500
 1,600,000             6.00%, 11/15/03 ........................         2,424,000
                                                                     ------------
                                                                        3,181,500
                                                                     ------------
                      Total Convertible Debentures
                      (cost $21,539,090).......................        24,556,405
                                                                     ------------
CORPORATE BONDS - 1.7%
                        Banks - 0.4%
 1,000,000            NationsBank Corp.
                      6.50%, 8/15/03 ..........................         1,015,586
                                                                     ------------
                      Finance & Insurance - 0.9%
 1,000,000            American General Finance Corp.
                      7.125%, 12/1/99 .........................         1,017,788
 1,000,000            Ford Motor Credit Co.
                      5.625%, 12/15/98 ........................           998,267
                                                                     ------------
                                                                        2,016,055
                                                                     ------------
                      Telecommunication Services
                      & Equipment - 0.4%
 1,000,000            GTE Southwest, Inc., Series A
                      5.82%, 12/1/99 ..........................           998,240
                                                                     ------------
                      Total Corporate Bonds
                      (cost $4,004,940)........................         4,029,881
                                                                     ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.1%
                      Government Agency Notes &
                       Bonds - 24.4%
 1,000,000            Federal Farm Credit Bank
                      6.70%, 8/6/04 ...........................         1,004,659
                      Federal Home Loan Bank
 2,000,000             5.65%, 12/29/00 ........................         1,993,488
 1,000,000             6.195%, 2/5/03 .........................           991,288
 2,000,000             6.532%, 12/28/07 .......................         1,994,663
 2,000,000             6.565%, 8/6/02 .........................         2,011,384
 2,000,000             6.585%, 10/15/02 .......................         2,005,172
 2,000,000             6.70%, 4/9/03 ..........................         2,001,916
 3,000,000             6.715%, 4/9/03 .........................         3,003,405
 2,000,000             7.00%, 8/13/04 .........................         2,004,442
 2,000,000             7.00%, 7/14/05 .........................         2,039,438
 2,000,000             7.04%, 10/14/05 ........................         2,002,108
 2,000,000             7.26%, 4/3/02 ..........................         2,002,440
                      Federal Home Loan Mortgage Corp.
 2,000,000             6.54%, 12/10/07 ........................         2,020,458
 2,000,000             6.542%, 3/19/01 ........................         1,996,985
 1,000,000             6.91%, 6/20/05 .........................         1,016,684
 2,000,000             7.585%, 9/19/06 ........................         2,084,004
 2,000,000             7.865%, 8/8/11 .........................         2,111,684


      Principal
       Amount                                                             Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS - continued
                      Government Agency Notes &
                      Bonds - continued
                      Federal National Mortgage
                      Association
$5,000,000             5.65%, 2/22/28 .........................      $  4,548,182
 2,000,000             6.24%, 1/14/08 .........................         1,988,064
 1,000,000             6.25%, 8/12/03 .........................           990,746
 3,000,000             6.32%, 3/3/08 ..........................         2,987,389
 1,000,000             6.41%, 3/8/06 ..........................         1,030,472
 1,000,000             6.45%, 1/28/05 .........................           994,423
 2,000,000             6.46%, 1/1/08 ..........................         2,006,648
 2,000,000             6.52%, 3/5/08 ..........................         1,989,903
 2,000,000             6.54%, 4/1/05 ..........................         1,995,442
 2,000,000             6.68%, 12/28/01 ........................         2,001,068
 3,000,000             7.28%, 5/23/07 .........................         3,113,403
 1,000,000            Student Loan Marketing
                      Association
                      5.90%, 2/20/01 ..........................           994,282
                                                                     ------------
                                                                       56,924,240
                                                                     ------------
                      Treasury Notes & Bonds - 0.7%
 1,500,000            U.S. Treasury Bonds
                       7.125%, 2/15/23 ........................         1,711,876
                                                                     ------------
                      Total U.S. Government & Agency
                      Obligations
                      (cost $58,127,135).......................        58,636,116
                                                                     ------------
SHORT-TERM INVESTMENTS - 2.5%
                      Commercial Paper - 2.2%
   385,000            Dominion Semiconductor
                      5.55%, 4/17/98 ..........................           384,050
   530,000            Eiger Capital Corp.
                      5.53%, 4/6/98 ...........................           529,593
   170,000            Gold Crown Managers Acceptance Corp.
                      5.55%, 4/8/98 ...........................           169,816
   815,000            Lucent Technologies, Inc.
                      5.50%, 4/20/98 ..........................           812,634
   250,000            Park Avenue Recreation Corp.
                      5.57%, 4/27/98 ..........................           248,994
   765,000            Three Rivers Funding Corp.
                      5.57%, 4/24/98 ..........................           762,278
   540,000            Tiger Managers Acceptance Corp.
                      5.58%, 4/21/98 ..........................           538,326
 1,630,000            Twin Towers, Inc.
                      5.56%, 4/27/98 ..........................         1,623,455
                                                                     ------------
                                                                        5,069,146
                                                                     ------------
                      Government Agency Notes &
                        Bonds - 0.3%
   700,000            Federal Agricultural Mortgage Corp.
                      7.03%, 5/26/98 ..........................           701,213
   150,000            Federal Home Loan Mortgage Corp.
                      5.45%, 4/9/98 ...........................           149,818
                                                                     ------------
                                                                          851,031
                                                                     ------------
                      Total Short-Term Investments
                      (cost $5,918,965)........................         5,920,177
                                                                     ------------
                      Total Investments -
                      (cost $192,500,813)..........   100.5%          234,985,901
                      Other Assets and
                      Liabilities - net ...........   ( 0.5)           (1,166,559)
                                                      -----          ------------
                      Net Assets ..................   100.0%         $233,819,342
                                                      =====          ============

                                   EVERGREEN
                            American Retirement Fund




                      Schedule of Investments (continued)

                                 March 31, 1998

*      Non-income producing securities.
** At March 31, 1998, the Fund owned 8,000 shares of common stock of First Union Corp. at a cost of $106,108. During the year ended March 31, 1998, the Fund earned $10,400 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor and Lieber & Company by First Union.
144A Securities that may be resold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



Summary of Portfolio Abbreviations:
ACES     Automatically Convertible Equity Securities.
ADR      American Depository Receipts.
BUCS     Beneficial Unsecured Convertible Securities.
DECS     Dividend Enhanced Convertible Stock.
MIPS     Monthly Income Preferred Shares.
PERCS    Preferred Equity Redemption Cumulative Stock.
PRIDES   Preferred Redeemable Increased Dividend Equity Securities.
REIT     Real Estate Investment Trust.
SA       Sociedad Anonyme (Spanish Corporation)
SAILS    Stock Appreciation Income Linked Securities.
STRYPES  Structured Yield Product Exchangeable for Stock.
TECONS   Term Convertible Shares.
TIDES    Term Income Deferrable Equitable Securities.
TOPRS    Trust Origanated Preferred Securities.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund




                            Schedule of Investments

                                 March 31, 1998




       Shares                                        Value
COMMON STOCKS - 56.3%
                     Advertising & Related
                           Services - 0.3%
       93,600        Gannett Co., Inc. ...     $ 6,727,500
                                               -----------
                     Aerospace &
                     Defense - 0.4%
       50,000        Rockwell International      2,868,750
                     Corp.
       62,200        United Technologies
                     Corp. ...............       5,741,838
                                               -----------
                                                 8,610,588
                                               -----------
                     Automotive Equipment &
                      Manufacturing - 1.5%
      283,700        Ford Motor Co. ......      18,387,306
      150,000        General Motors Corp.       10,115,625
                                               -----------
                                                28,502,931
                                               -----------
                              Banks - 4.7%
      250,020        BankAmerica Corp. ...      20,657,903
      279,700        BankBoston Corp. ....      30,836,925
      100,000        Chase Manhattan Corp. .    13,487,500
      275,700        Fleet Financial Group,
                     Inc. .................     23,451,731
                                               -----------
                                                88,434,059
                                               -----------
                     Business Equipment &
                           Services - 0.8%
      150,000        Xerox Corp. .........      15,965,625
                                               -----------
                     Capital Goods - 0.4%
       60,000        Deere & Co. .........       3,716,250
       75,750        Ingersoll Rand Co. ..       3,631,266
                                               -----------
                                                 7,347,516
                                               -----------
                     Chemical & Agricultural
                           Products - 3.7%
      133,200        Dow Chemical Co. ....      12,953,700
      250,000        Du Pont (E. I.) De         17,000,000
                     Nemours & Co.
      400,000        Monsanto Co. ........      20,800,000
      300,000        Morton International,       9,843,750
                     Inc.
      136,000        PPG Industries, Inc.        9,239,500
                                               -----------
                                                69,836,950
                                               -----------
                     Communication Systems &
                           Services - 0.1%
      27,900 *       Cisco Systems, Inc. .       1,908,534
                                               -----------
                     Consumer Products &
                           Services - 2.9%
     200,000 *       Cendant Corp. .......       7,925,000
       23,300        Colgate-Palmolive Co. .     2,018,363
      150,000        Gillette Co. ........      17,803,125
      220,000        Procter & Gamble Co.       18,562,500
      139,000        Whirlpool Corp. .....       9,530,187
                                               -----------
                                                55,839,175
                                               -----------
                     Diversified
                     Companies - 1.1%
      213,600        AlliedSignal, Inc. ..       8,971,200
       80,000        Minnesota Mining &          7,295,000
                     Manufacturing Co.
       81,400        Tyco International Ltd.     4,446,475
                                               -----------
                                                20,712,675
                                               -----------
                     Electrical Equipment &
                           Services - 4.5%
      108,000        Emerson Electric Co.        7,040,250
      861,800        General Electric Co.       74,276,387


       Shares                                        Value
COMMON STOCKS - continued
                     Electrical Equipment &
                     Services - continued
       49,600        Honeywell, Inc. .....     $ 4,101,300
                                               -----------
                                                85,417,937
                                               -----------
                     Finance &
                     Insurance - 4.5%
       83,492        Allstate Corp. ......       7,676,046
       60,000        CIGNA Corp. .........      12,300,000
      414,400        Federal Home Loan          19,658,100
                     Mortgage Corp.
      200,000        Federal National           12,650,000
                     Mortgage Association
       15,000        General Reinsurance         3,309,375
                     Corp.
       53,600        PMI Group, Inc. .....       4,328,200
       68,200        SAFECO Corp. ........       3,727,556
       40,000        St. Paul Companies,         3,565,000
                     Inc.
      150,000        Travelers Group, Inc. .     9,000,000
      200,000        Travelers Property
                     Casualty Corp.
                     Cl. A ...............       8,800,000
                                               -----------
                                                85,014,277
                                               -----------
                     Food & Beverage Products - 2.6%
       46,800        Bestfoods ...........       5,469,750
       29,100        Coca Cola Co. .......       2,253,431
       79,200        H.J. Heinz Co. ......       4,623,300
       88,000        Kellogg Co. .........       3,795,000
      569,800        Philip Morris              23,753,538
                     Companies, Inc.
      141,800        Sara Lee Corp. ......       8,738,425
                                               -----------
                                                48,633,444
                                               -----------
                     Healthcare Products &
                          Services - 11.1%
      300,000        American Home Products     28,612,500
                     Corp.
      194,900        Bristol-Myers Squibb       20,330,506
                     Co.
       58,200        HBO & Co. ...........       3,512,006
     101,200 *       HEALTHSOUTH Corp. ...       2,839,925
      647,200        Johnson & Johnson ...      47,447,850
      56,200 *       Lincare Holdings, Inc.      3,958,588
      213,000        Merck & Co., Inc. ...      27,343,875
      318,300        Pfizer, Inc. ........      31,730,531
      204,800        Schering-Plough Corp. .    16,729,600
      181,900        SmithKline Beecham Plc,
                     ADR .................      11,380,119
      37,200 *       Universal Health
                     Services, Inc.
                     Cl. B ...............       2,148,300
       84,000        Warner-Lambert Co. ..      14,306,250
                                               -----------
                                               210,340,050
                                               -----------
                     Information Services &
                         Technology - 1.4%
     200,000 *       EMC Corp. ...........       7,562,500
      100,000        Hewlett-Packard Co. .       6,337,500
      100,000        International Business     10,387,500
                     Machines Corp.
      23,200 *       Microsoft Corp. .....       2,075,675
                                               -----------
                                                26,363,175
                                               -----------
                     Oil / Energy - 6.2%
       96,600        Amoco Corp. .........       8,343,825
      289,000        Atlantic Richfield Co.     22,722,625
      263,600        Chevron Corp. .......      21,170,375
      127,000        Exxon Corp. .........       8,588,375
      332,900        Mobil Corp. .........      25,508,462
      280,400        Royal Dutch Petroleum      15,930,225
                     Co.
       58,200        Texaco, Inc. ........       3,506,550

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




        Shares                                        Value
COMMON STOCKS - continued
                      Oil / Energy - continued
       294,400        Unocal Corp. ........     $  11,389,600
                                                -------------
                                                  117,160,037
                                                -------------
                      Oil Field
                      Services - 0.5%
        90,400        Halliburton Co. .....         4,536,950
        62,200        Schlumberger Ltd. ...         4,711,650
                                                -------------
                                                    9,248,600
                                                -------------
                      Paper &
                      Packaging - 1.5%
        30,800        Georgia-Pacific Corp. .       1,994,300
        57,000        International Paper Co.       2,668,313
       126,600        Kimberly-Clark Corp.          6,345,825
       300,000        Weyerhaeuser Co. ....        16,950,000
                                                -------------
                                                   27,958,438
                                                -------------
                      Real Estate - 2.5%
       119,500        Arden Realty Group,           3,405,750
                      Inc. REIT
       200,000        Boston Properties, Inc.       7,037,500
                      REIT
       703,150        Equity Office                21,533,969
                      Properties Trust REIT
        70,000        First Industrial Realty       2,520,000
                      Trust, Inc. REIT
       200,003        Patriot American              5,400,081
                      Hospitality, Inc. REIT
       100,000        Spieker Properties,           4,125,000
                      Inc. REIT
       100,000        TriNet Corporate Realty       3,831,250
                                                -------------
                      Trust, Inc. REIT
                                                   47,853,550
                                                -------------
                      Retailing &
                      Wholesale - 0.7%
        79,100        J. C. Penney Co., Inc.        5,986,881
        60,000        May Department Stores         3,810,000
                      Co.
        70,000        Sears, Roebuck & Co.          4,020,625
                                                -------------
                                                   13,817,506
                                                -------------
                       Transportation - 0.4%
       120,000        Norfolk Southern Corp.        4,485,000
        46,800        Union Pacific Corp. .         2,629,575
                                                -------------
                                                    7,114,575
                                                -------------
                      Utilities - Electric -
                      1.0%
        39,500        American Electric Power       1,984,875
                      Co., Inc.
        87,300        Cinergy Corp. .......         3,230,100
        74,000        Consolidated Edison           3,459,500
                      Inc.
        42,000        Duke Power Co. ......         2,501,625
        71,400        Florida Progress Corp.        2,976,487
        86,800        Houston Industries,           2,495,500
                      Inc.
        65,200        PacifiCorp ..........         1,605,550
        44,105        Texas Utilities Co. .         1,733,878
                                                -------------
                                                   19,987,515
                                                -------------
                      Utilities - Telephone -
                      3.5%
       248,000        Ameritech Corp. .....        12,260,500
       300,000        AT&T Corp. ..........        19,687,500
       157,651        Bell Atlantic Corp. .        16,159,227
        23,950        Century Telephone             1,463,944
                      Enterprises, Inc.
       162,000        GTE Corp. ...........         9,699,750
        41,800        SBC Communications,           1,823,525
                      Inc.
        75,480        Sprint Corp. ........         5,109,053
                                                -------------
                                                   66,203,499
                                                -------------
                      Total Common Stocks
                      (cost $480,276,161)..     1,068,998,156
                                                -------------


        Shares                                        Value
CONVERTIBLE PREFERRED - 2.7%
                      Consumer Products &
                             Services - 0.7%
       100,000        Cendant Corp.
                      6.86% ...............     $   4,425,000
       150,000        Newell Financial Trust I
                      5.25%, 144A .........         8,475,000
                                                -------------
                                                   12,900,000
                                                -------------
                      Finance &
                      Insurance - 1.4%
        64,200        Allstate Corp.
                      6.76%, DECS
                      (Exchangeable for PMI
                      Group, Inc. common            4,225,163
                      stock)
        63,500        Conseco, Inc.
                      7.00%, PRIDES .......        12,295,187
       200,000        SunAmerica, Inc.
                      $3.188, PERCS .......         9,687,500
                                                -------------
                                                   26,207,850
                                                -------------
                      Retailing &
                      Wholesale - 0.6%
       200,000        Kmart Financing I
                      7.75% ...............        12,550,000
                                                -------------
                      Total Convertible
                      Preferred
                      (cost $36,210,992)...        51,657,850
                                                -------------


    Principal
    Amount                                    Value
CONVERTIBLE DEBENTURES - 1.2%
                 Healthcare Products &
                       Services - 0.5%
$10,000,000      HEALTHSOUTH Corp.
                 3.25%, 4/1/03, 144A       9,962,500
                                           ---------
                 Industrial Specialty
                 Products &
                       Services - 0.2%
  3,000,000      Solectron Corp.
                 6.00%, 3/1/06 ......      4,147,500
                                           ---------
                 Retailing &
                 Wholesale - 0.5%
  5,250,000      Staples, Inc.
                 4.50%, 10/1/00, 144A .    8,413,125
                                           ---------
                 Total Convertible
                 Debentures
                 (cost $18,250,000)..     22,523,125
                                          ----------
CORPORATE BONDS - 18.2%
                 Aerospace &
                 Defense - 0.9%
  5,000,000      Boeing Co.
                 6.625%, 2/15/38, 144A     4,941,900
                 Northrop Grumman Corp.
  5,500,000       7.00%, 3/1/06 .....      5,645,695
  5,000,000       9.375%, 10/15/24 ..      5,913,950
                                          ----------
                                          16,501,545
                                          ----------
                 Automotive Equipment &
                  Manufacturing - 0.4%
  7,500,000      Hertz Corp.
                 7.00%, 5/1/02 ......      7,634,850
                                          ----------
                 Consumer Products &
                       Services - 0.1%
  1,001,000      Stanley Works
                 7.375%, 12/15/02 ...      1,047,256
                                          ----------

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                        Value
CORPORATE BONDS - continued
                      Diversified
                      Companies - 0.7%
                      General Electric
                      Capital Corp.
$1,280,000             8.75%, 3/14/03 ....     $ 1,438,170
 5,470,000             8.75%, 5/21/07 ....       6,410,840
 5,000,000            Grand Metropolitan
                      Investment Corp.
                      7.45%, 4/15/35 .....       5,610,500
                                               -----------
                                                13,459,510
                                               -----------
                      Finance &
                      Insurance - 7.3%
 8,000,000            ABN Amro Bank NV
                      Chicago Branch
                      7.30%, 12/1/26 .....       7,987,600
 8,000,000            AMBAC, Inc.
                      9.375%, 8/1/11 .....       9,930,160
 3,465,000            Amsouth Bancorp
                      6.75%, 11/1/25 .....       3,564,688
 6,550,000            Associates Corp. North
                      America
                      8.625%, 11/15/04 ...       7,368,422
 6,750,000            Bear Stearns Cos. Inc.
                      6.20%, 3/30/03 .....       6,710,175
 5,800,000            Beneficial Corp.
                      6.25%, 2/18/13 .....       5,713,174
   698,000            Boatmen's Bancshares,
                      Inc.
                      6.75%, 3/15/03 .....         711,011
 4,500,000            CIT Group Holdings,
                      Inc.
                      9.25%, 3/15/01 .....       4,876,470
 6,400,000            Commercial Credit
                      Group, Inc.
                      10.00%, 5/15/09 ....       8,111,552
 1,280,000            Dean Witter, Discover
                      & Co.
                      6.75%, 10/15/13 ....       1,284,493
                      General Motors
                      Acceptance Corp.
 5,500,000             5.875%, 1/22/03 ...       5,435,760
 6,600,000             8.50%, 1/1/03 .....       7,194,198
 2,250,000            International Lease
                      Finance Corp.
                      5.75%, 1/15/03 .....       2,204,933
 5,500,000            John Hancock Mutual
                      Life Insurance Co.
                      7.375%, 2/15/24, 144A      5,674,405
 6,500,000            Lehman Brothers
                      Holdings, Inc.
                      6.50%, 10/1/02 .....       6,531,265
 7,000,000            Liberty Mutual
                      Insurance Co.
                      7.697%, 10/15/97 ...       7,260,190
 5,000,000            Mellon Capital II
                      7.995%, 1/15/27 ....       5,300,700
 2,250,000            Merrill Lynch & Co.,
                      Inc.
                      6.00%, 2/12/03 .....       2,233,125
 4,000,000            National Westminster
                      Bancorp
                      9.375%, 11/15/03 ...       4,563,000
 6,000,000            Nationwide CSN Trust
                      9.875%, 2/15/25, 144A      6,917,880
                      Paine Webber Group,
                      Inc.
 4,705,000             8.25%, 5/1/02 .....       5,003,673
 5,050,000             9.25%, 12/15/01 ...       5,511,621
 6,200,000            Prudential Insurance
                      Co.
                      7.125%, 7/1/07 .....       6,457,424
 1,164,000            Salomon, Inc.
                      5.50%, 1/15/99 .....       1,159,914
 3,750,000            Southtrust Bank
                      6.565%, 12/15/27 ...       3,810,075
 6,700,000            Sun Life Canada
                      Capital Trust
                      8.526%, 5/29/49 ....       7,333,820
                                               -----------
                                               138,849,728
                                               -----------


      Principal
       Amount                                        Value
CORPORATE BONDS - continued
                      Food & Beverage
                      Products - 0.4%
$  989,000            PepsiCo, Inc.
                      7.625%, 11/1/98 ....     $   998,544
                      Philip Morris
                      Companies, Inc.
 5,000,000             7.20%, 2/1/07 .....       5,157,900
 1,164,000             8.65%, 5/15/98 ....       1,167,562
                                               -----------
                                                 7,324,006
                                               -----------
                      Healthcare Products &
                            Services - 0.6%
 8,000,000            Medpartners, Inc.
                      6.875%, 9/1/00 .....       7,929,440
 3,000,000            Merck & Co., Inc.
                      6.40%, 3/1/28 ......       2,983,140
                                               -----------
                                                10,912,580
                                               -----------
                      Industrial Specialty
                      Products &
                            Services - 0.6%
 1,629,000            Jet Equipment Trust
                      9.41%, 6/15/10, 144A .     1,952,128
 1,100,000            Textron, Inc.
                      10.01%, 2/1/00 .....       1,175,614
                      Waste Management, Inc.
 7,000,000             7.65%, 3/15/11 ....       7,207,812
   326,000             8.75%, 5/1/18 .....         360,325
                                               -----------
                                                10,695,879
                                               -----------
                      Information Services &
                          Technology - 0.3%
 6,500,000            Comdisco Inc.
                      6.125%, 1/15/03 ....       6,404,905
                                               -----------
                      Machinery - Diversifie
                      - 0.1%
 2,000,000            Caterpillar, Inc.
                      9.375%, 7/15/01 ....       2,184,940
                                               -----------
                      Oil / Energy - 1.2%
 5,000,000            Global Marine, Inc.
                      7.125%, 9/1/07 .....       5,128,906
 4,250,000            Occidental Petroleum
                      Corp.
                      9.25%, 8/1/19 ......       5,170,465
 5,000,000            Petroleum Geo Services
                      6.625%, 3/30/08 ....       4,991,550
 7,500,000            Transocean Offshore,
                      Inc.
                      8.00%, 4/15/27 .....       8,516,325
                                               -----------
                                                23,807,246
                                               -----------
                      Oil Field
                      Services - 0.5%
                      Atlantic Richfield Co.
   931,000             9.00%, 4/1/21 .....       1,182,882
 3,500,000             9.875%, 3/1/16 ....       4,684,225
 4,250,000            Smith International,
                      Inc.
                      7.00%, 9/15/07 .....       4,348,133
                                               -----------
                                                10,215,240
                                               -----------
                      Paper &
                      Packaging - 0.4%
 8,000,000            James River Corp.
                      6.75%, 10/1/99 .....       8,077,600
                                               -----------
                      Publishing, Broadcasting &
                       Entertainment - 0.6%
10,450,000            Time Warner Inc.
                      8.05%, 1/15/16 .....      11,282,551
                                               -----------

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                         Value
CORPORATE BONDS - continued
                      Real Estate - 0.6%
$   7,000,000         Equity Office Properties Trust
                      6.375%, 2/15/03 .....................     $   6,929,860
    4,000,000         Glenborough Realty Trust, Inc.
                      7.625%, 3/15/05, 144A ...............         3,982,500
                                                                -------------
                                                                   10,912,360
                                                                -------------
                      Retailing & Wholesale - 0.7%
    8,000,000         Fred Meyer Inc.
                      7.15%, 3/1/03 .......................         7,993,280
    4,300,000         Sears Roebuck & Co.
                      10.00%, 2/3/12 ......................         5,670,969
                                                                -------------
                                                                   13,664,249
                                                                -------------
                      Telecommunication Services &
                            Equipment - 0.6%
    6,750,000         Bellsouth Capital Funding Corp.
                      7.12%, 7/15/97, Deb. ................         7,137,787
    4,000,000         Frontier Corp.
                      6.25%, 12/15/99, 144A ...............         4,005,200
                                                                -------------
                                                                   11,142,987
                                                                -------------
                       Transportation - 0.8%
    5,884,228         Atlantic Coast Airlines Corp.
                      7.20%, 1/1/14 .......................         5,973,374
    3,000,000         Golden St. Pete Transportation Corp.
                      8.04%, 2/1/19 .......................         3,172,500
    6,250,000         Norfolk Southern Corp.
                      7.05%, 5/1/37 .......................         6,582,500
                                                                -------------
                                                                   15,728,374
                                                                -------------
                      Utilities - Electric - 0.9%
    5,000,000         Central Illinois Public Service Co.
                      7.61%, 6/1/17 .......................         5,361,350
    5,000,000         Oklahoma Gas & Electric Co.
                      6.65%, 7/15/27 ......................         5,185,700
    4,000,000         Rural Electric Cooperative
                      8.67%, 9/15/18 ......................         4,539,160
      284,000         System Energy Resources, Inc.
                      11.375%, 9/1/16 .....................           302,514
      838,000         Union Electric Co.
                      8.00%, 12/15/22 .....................           895,328
                                                                -------------
                                                                   16,284,052
                                                                -------------
                      Utilities - Gas - 0.3%
    5,000,000         K N Energy Inc.
                      6.45%, 3/1/03 .......................         5,004,000
                                                                -------------
                      Utilities - Telephone - 0.2%
    3,500,000         GTE Florida Inc.
                      6.86%, 2/1/28 .......................         3,516,520
                                                                -------------
                      Total Corporate Bonds
                      (cost $339,315,281)..................       344,650,378
                                                                -------------
ASSET-BACKED SECURITIES - 5.2%
    5,500,000         Americredit Automobile Receivable,
                      Series 1997-C, Class A3,
                      6.30%, 7/5/03 .......................         5,554,395
   12,500,000         Carco Auto Loan Master Trust,
                      Series 1997-1, Class A,
                      6.69%, 8/15/04 ......................        12,573,875


      Principal
       Amount                                                         Value
ASSET-BACKED SECURITIES - continued
$   2,750,000         Contimortgage Home Equity Loan,
                      Series 1997-4, Class A7
                      6.63%, 9/15/16 ......................     $   2,774,062
    4,000,000         Contimortgage Home Equity Loan Trust,
                      Series 1998-1, Class A6,
                      6.58%, 12/15/18 .....................         4,006,250
    6,150,000         Corestates Home Equity Loan,
                      Series 1996-1, Class A4,
                      7.00%, 6/15/12 ......................         6,215,344
                      Green Tree Financial Corp.
    6,000,000          Series 1993-4, Class A3,
                      6.25%, 1/15/19 ......................         6,011,220
    6,000,000          Series 1997-3, Class A5,
                      7.14%, 7/15/28 ......................         6,148,080
                      Merrill Lynch Mortgage Investors, Inc.
    1,655,602          Series 1992-B, Class B,
                      8.50%, 4/15/12 ......................         1,653,532
    3,597,136          Series 1992-D, Class B,
                      8.50%, 6/15/17 ......................         3,809,439
    5,000,000          Series 1991-D, Class B,
                      9.85%, 7/15/11 ......................         5,112,500
    8,000,000         Olympic Automobile Receivables Trust,
                      Series 1997-A, Class A5
                      6.80%, 2/15/05 ......................         8,139,040
   10,000,000         Premier Auto Trust, Series 1997-2,
                      Class B,
                      6.53%, 12/6/03 ......................        10,087,500
    7,500,000         Southern Pacific Secured Assets Corp.,
                      Series 1996-3, Class A4
                      7.60%, 10/25/27 .....................         7,661,719
      930,000         University Support Services, Inc.,
                      Series 1992-D,
                      8.98%, 11/1/07 ......................           927,094
   10,900,000         WFS Financial Owner Trust, Series
                      1997-C, Class CTFS
                      6.30%, 3/20/05 ......................        10,842,094
    6,650,000         World Omni Automobile Lease, Series
                      1997-A, Class A4,
                      6.90%, 6/25/03 ......................         6,762,185
                                                                -------------
                      Total Asset-Backed Securities
                      (cost $96,861,861)...................        98,278,329
                                                                -------------
FOREIGN BONDS (U.S. DOLLARS) - 1.3%
    5,000,000         Bayer Corp.
                      7.125%, 10/1/15, 144A ...............         5,225,200
    4,000,000         IBJ Preferred Capital Co. LLC
                      8.79%, 12/29/49, 144A ...............         3,870,000
      640,000         International Bank For Reconstruction &
                      Development Co.
                      7.95%, 5/15/16 ......................           755,283
    7,000,000         Republic of Columbia
                      8.625%, 4/1/08 ......................         7,032,130
    8,000,000         YPF Sociedad Anonima
                      7.25%, 3/15/03 ......................         7,969,680
                                                                -------------
                      Total Foreign Bonds (U.S. Dollars)
                      (cost $24,946,002)...................        24,852,293
                                                                -------------
FOREIGN BONDS (NON-U.S. DOLLARS) - 3.8%
                      Nykredit
               DKK
           280,000     7.00%, 10/1/29 .....................            40,108
               DKK
       194,622,000     6.00%, 10/1/26 .....................        27,312,221
        DKK           Realkredit Danmark
       206,500,000    6.00%, 10/1/26 ......................        28,979,115

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                          Value
FOREIGN BONDS (NON-U.S. DOLLARS) - continued
                      Republic of Greece
               GRD
         7,200,000     6.75%, 11/13/06 .....................     $  4,231,516
               GRD
     2,150,000,000     8.60%, 3/26/08 ......................        6,999,609
               SEK    Skandinaviska Enskilda
        60,000,000      0.00%, 5/26/33 .....................        5,226,000
                                                                 ------------
                      Total Foreign Bonds (Non-U.S. Dollars)
                      (cost $72,865,840)....................       72,788,569
                                                                 ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.0%
                      Treasury Notes & Bonds - 0.9%
                      U.S. Treasury Bonds
$  2,750,000           6.375%, 8/15/27 .....................        2,904,688
   9,935,000           7.875%, 2/15/21 .....................       12,193,623
   1,450,000          U.S. Treasury Notes
                      5.50%, 2/28/03 .......................        1,441,387
                                                                 ------------
                                                                   16,539,698
                                                                 ------------
                      U.S. Government Agency
                        Obligations - 1.1%
  11,000,000          Federal Home Loan Bank
                      5.625%, 3/19/01 ......................       10,953,580
  10,000,000          Federal National Mortgage Association
                      5.25%, 1/15/03 .......................        9,768,700
                                                                 ------------
                       .....................................       20,722,280
                                                                 ------------
                      Total U.S. Government & Agency
                      Obligations
                      (cost $37,335,232)....................       37,261,978
                                                                 ------------
MORTGAGE-BACKED SECURITIES - 7.8%
                      Mortgage Pass-Through
                       Certificates - 2.7%
                      Federal Home Loan Mortgage Corp.
   1,547,373           7.08%, 6/1/16 .......................        1,585,574
   1,846,801           7.56%, 3/1/22 .......................        1,896,433
   5,432,301           7.86%, 4/1/22 .......................        5,723,418
                      Federal National Mortgage Association
  18,134,863           5.50%, 7/1/09 .......................       17,684,211
   5,193,664           7.00%, 5/1/24 .......................        5,248,821
   3,639,786           7.45%, 2/1/27 .......................        3,716,549
   2,284,692           7.57%, 12/1/23 ......................        2,354,604
   1,014,694           7.59%, 5/1/22 .......................        1,062,263
   3,396,186           7.63%, 9/1/21 .......................        3,555,909
   5,116,224           7.74%, 1/1/31 .......................        5,348,858
                      Government National Mortgage
                      Association
     565,397           8.50%, 5/15/21 ......................          600,027
     345,631           8.50%, 7/15/21 ......................          367,772
     712,402           8.50%, 6/15/22 ......................          754,028
     371,573           9.00%, 9/15/21 ......................          401,759
     593,937           9.00%, 10/15/21 .....................          642,189
     329,669           9.50%, 2/15/21 ......................          357,582
                                                                 ------------
                                                                   51,299,997
                                                                 ------------
                      Collateralized Mortgage
                        Obligations - 5.1%
   3,300,000          Asset Securitization Corp.,
                      Series 1996-D3, Class A3
                      7.14%, 10/13/26 ......................        3,510,891


      Principal
       Amount                                                          Value
MORTGAGE-BACKED SECURITIES - continued
                      Collateralized Mortgage
                      Obligations - continued
$  2,000,000          Chase Commercial Mortgage Securities
                      Corp., Series 1997-2, Class B,
                      6.60%, 11/19/07 ......................     $  1,963,750
   2,200,000          Chase Commercial Mortgage Securities
                      Corp., Series 1997-1, Class B,
                      7.37%, 4/19/07 .......................        2,235,337
   4,763,274          Chase Mortgage Finance Corp.,
                      Series 1994-D, Class M,
                      6.75%, 2/25/25 .......................        4,648,956
   2,400,000          Commercial Mortgage Acceptance
                      Corp., Series 1997-ML1, Class B,
                      6.42%, 12/15/07 ......................        2,412,000
   7,694,341          Criimi Mae Financial Corp.
                      Series 1, Class A,
                      7.00%, 1/1/33 ........................        7,667,892
   1,250,000          FFCA Secured Lending Corp.,
                      Series 1997-1, Class B1,
                      7.74%, 6/18/13 .......................        1,322,852
   5,507,639          Financial Asset Securitization,
                      Series 1997-NAM 1, Class FXA2,
                      7.75%, 5/25/27 .......................        5,627,258
                      Federal National Mortgage Association
   1,250,000           Remic Trust 1993-248, Class SA,
                      4.19%, 8/25/23 .......................        1,049,787
   5,000,000           Series 1997-M6, Class C,
                      6.85%, 5/17/20 .......................        5,221,094
   7,898,205          Independent National Mortgage Corp.,
                      144A, Series 1997-A, Class A,
                      7.84%, 12/26/26 ......................        7,954,440
   1,080,985          KS Mortgage Capital, L. P., 144A,
                      Series 1995-1, Class A1,
                      7.14%, 4/20/02 .......................        1,084,025
                      Merrill Lynch Mortgage Investors, Inc.
   2,299,000           Series 1996-C2, Class B,
                      6.96%, 11/21/28 ......................        2,357,193
   5,000,000           Series 1997-C1, Class A3,
                      7.12%, 6/18/29 .......................        5,221,875
   5,870,000          Merrill Lynch Trust, Series 35, Class G,
                      8.45%, 11/1/18 .......................        6,222,200
   1,891,030          Mid State Trust, Series 6, Class A3,
                      7.45%, 11/1/35 .......................        1,909,827
   6,000,000          Morgan Stanley Capital I Inc.,
                      Commercial Mortgage Certificate
                      1998 Wf1 Class C
                      6.77%, 1/15/08 .......................        6,063,750
   4,000,000          Nomura Asset Securities Corp.,
                      Commercial Mortgage Certificate
                      Series 1998 D6, Class A 3
                      6.98%, 3/17/28 .......................        4,061,400
  12,508,375          Nomura Depositor Trust Str I,
                      Commercial Mortgage Certificate
                      Series 1998-ST1A, Class A1, 144A
                      5.91%, 2/15/24 .......................       12,508,570
     306,517          Paine Webber Mortgage Acceptance
                      Corp. IV, Series 1993-5, Class A3,
                      6.875%, 6/25/08 ......................          305,818
                      PNC Mortgage Securities Corp.
   2,485,717           Series 1997-4, Class 2PP3,
                      7.25%, 7/25/27 .......................        2,472,542
   6,840,505           Series 1997-4, Class 2PP1,
                      7.50%, 7/25/27 .......................        6,823,668

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




    Principal
     Amount                                                    Value
MORTGAGE-BACKED SECURITIES - continued
                Collateralized Mortgage
                Obligations - continued
 $  4,817,956   Shearson Lehman CMO Inc.,
                Series V, Class 5
                7.50%%, 5/1/19 ......................     $    4,977,285
                                                          --------------
                                                              97,622,410
                                                          --------------
                Total Mortgage-Backed Securities
                (cost $146,908,231)..................        148,922,407
                                                          --------------


    Principal
     Amount                                                    Value
REPURCHASE AGREEMENT - 1.5%
 $ 27,655,000   Keystone Joint Repurchase Agreement,
                investments in repurchase
                agreements, in a joint trading
                account, purchased 3/31/98,
                5.67%, maturing 4/1/98, maturity
                value $27,659,356,
                (cost $27,655,000) (a) ..............     $   27,655,000
                                                          --------------
                Total Investments -
                 (cost $1,280,624,600)..... 100.0%         1,897,588,085
                Other Assets and
                 Liabilities - net ........   0.0               (434,344)
                                            ------        --------------
                Net Assets ................ 100.0%        $1,897,153,741
                                            ======        ==============

*    Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at March 31, 1998.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



Summary of Portfolio Abbreviations:
ADR    American Depository Receipt
DECS   Dividend Enhanced Convertible Stock
PERCS  Preferred Equity Redemption Cumulative Stock
PRIDES Preferred Redeemable Income Debt Exchangeable for Stock
REIT   Real Estate Investment Trust

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


Forward foreign currency exchange contracts to sell:

Exchange                                              U.S. $ Value at     In Exchange     Net Unrealized
 Date        Contracts to Deliver                      March 31, 1998      for U.S. $      Appreciation
-------      --------------------------------------   -----------------   -------------   --------
6/26/98         8,115,000   German Deutsche Marks     $4,409,236          $4,460,580      $ 51,344
4/16/98       198,540,000   Danish Kroner             28,181,905          28,781,421       599,516
6/12/98       199,000,000   Danish Kroner             28,324,458          28,645,458       321,000
                                                                                          --------
Unrealized appreciation on forward foreign currency
exchange contracts                                                                        $971,860
                                                                                          ========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund




                            Schedule of Investments

                                 March 31, 1998




      Shares                                        Value
COMMON STOCKS - 60.8%
                    Aerospace &
                    Defense - 0.8%
      392,600       Boeing Co. ..........     $20,464,275
        5,420       Raytheon Co. Cl. A ..         308,263
       11,000       United Technologies
                    Corp. ...............       1,015,437
                                              -----------
                                               21,787,975
                                              -----------
                    Automotive Equipment &
                     Manufacturing - 1.6%
      438,400       Chrysler Corp. ......      18,221,000
       85,000       General Motors Corp.        5,732,187
       30,000       Genuine Parts Co. ...       1,143,750
      208,800       Goodyear Tire & Rubber
                    Co...................      15,816,600
                                              -----------
                                               40,913,537
                                              -----------
                             Banks - 7.7%
       55,400       AmSouth Bancorp .....       3,272,062
       50,000       Bancfirst Corp. .....       1,987,500
      391,800       BankBoston Corp. ....      43,195,950
        5,000       Bankers Trust Corp. .         601,563
      140,062       BSB Bancorp, Inc. ...       4,341,922
       82,000       Cape Cod Bank & Trust
                    Co. .................       3,608,000
       27,000       CB Bancshares, Inc. .         982,125
       92,700       CitiCorp ............      13,163,400
      106,000       Crestar Financial Corp.     6,267,250
      321,950       Dime Bancorp, Inc. ..       9,678,622
       85,138       First Chicago NBD Corp.     7,502,786
        3,800       First Empire State
                    Corp. ................      1,899,525
      290,900       First of America Bank
                    Corp. ................     25,162,850
       16,875       First Security Corp.          401,836
      117,000       First Union Corp. **        6,639,750
       45,000       Fleet Financial Group,
                    Inc. .................      3,827,812
       43,400       Hancock Holding Co. .       2,669,100
       70,801       Hibernia Corp. Cl. A        1,455,846
      278,400       KeyCorp .............      10,527,000
       50,000       Mississippi Valley
                    Bancshares, Inc. ....       2,087,500
      131,825       NationsBank Corp. ...       9,614,986
       66,150       Peoples Heritage
                    Financial Group .....       3,191,738
      102,000       Seacoast Banking Corp.
                    of Florida Cl. A .....      3,774,000
       88,200       SunTrust Banks, Inc.        6,648,075
       65,000       U.S. Trust Corp. ....       4,273,750
       58,275       Wachovia Corp. ......       4,942,448
       80,000       Webster Financial Corp.     5,560,000
      238,300       Wilmington Trust Corp.     15,817,162
                                              -----------
                                              203,094,558
                                              -----------
                    Building, Construction
                    & Furnishings - 1.7%
      211,400       Armstrong World
                    Industries, Inc. ....      18,299,312
       17,857       Engle Homes, Inc. ...         299,105
       82,500       Home Depot, Inc. ....       5,563,594
      356,122       Lennar Corp. ........      12,263,951
      103,000       Lowe's Companies, Inc.      7,229,312
       15,100       M/I Schottenstein
                    Homes, Inc. ..........        330,313
                                              -----------
                                               43,985,587
                                              -----------
                    Business Equipment &
                    Services - 0.3%
      35,500 *      Crescent Operating,
                    Inc. .................        758,813
       50,000       Lucent Technologies,
                    Inc. .................      6,393,750


      Shares                                        Value
COMMON STOCKS - continued
                    Business Equipment &
                    Services - continued
      10,000 *      Policy Management
                    Systems Corp. .......     $   803,125
       10,000       Xerox Corp. .........       1,064,375
                                              -----------
                                                9,020,063
                                              -----------
                    Capital Goods - 1.0%
      115,000       Caterpillar, Inc. ...       6,332,187
      301,700       Deere & Co. .........      18,686,544
                                              -----------
                                               25,018,731
                                              -----------
                    Chemical & Agricultural
                    Products - 3.5%
       40,000       Air Products &              3,315,000
                    Chemicals, Inc.
      571,200       Du Pont (E. I.) De
                    Nemours & Co. .......      38,841,600
       70,000       Grace (W.R.) & Co. ..       5,858,125
       60,000       H.B. Fuller Co. .....       3,592,500
      217,800       Monsanto Co. ........      11,325,600
      170,000       Morton International,
                    Inc. ................       5,578,125
       75,000       Nalco Chemical Co. ..       3,042,187
       58,000       Pioneer Hi-Bred
                    International, Inc. .       5,658,625
      110,800       PPG Industries, Inc.        7,527,475
       45,000       Praxair, Inc. .......       2,314,688
      115,000       Schulman (A.), Inc. .       2,903,750
      100,560       Solutia, Inc. .......       2,991,660
                                              -----------
                                               92,949,335
                                              -----------
                    Communication Systems &
                    Services - 0.3%
     105,000 *      Cisco Systems, Inc. .       7,179,375
                                              -----------
                    Consumer Products &
                    Services - 1.7%
       35,000       Avon Products, Inc. .       2,730,000
       95,000       Black & Decker Corp.        5,040,937
     233,150 *      Cendant Corp. .......       9,238,569
      32,052 *      Consolidated Products,
                    Inc. ................         617,001
       50,000       H & R Block, Inc. ...       2,378,125
      146,300       International Flavors &
                    Fragrances, Inc. ....       6,894,387
     105,100 *      Nautica Enterprises,
                    Inc. ................       3,231,825
       40,000       Nike, Inc. Cl. B ....       1,770,000
       20,000       Premark International,
                    Inc. ................         662,500
       94,200       Procter & Gamble Co.        7,948,125
      118,500       Tupperware Corp. ....       3,155,063
                                              -----------
                                               43,666,532
                                              -----------
                    Diversified
                    Companies - 0.0% (a)
        8,000       Cooper Industries, Inc.       475,500
        2,800       Tyco International Ltd.       152,950
                                              -----------
                                                  628,450
                                              -----------
                    Electrical Equipment &
                    Services - 2.8%
      163,400       AMP, Inc. ...........       7,158,963
      130,000       Applied Power, Inc.
                    Cl. A ...............       5,005,000
      512,200       General Electric Co.       44,145,237
      107,000       Honeywell, Inc. .....       8,847,562

                                   EVERGREEN
                                Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Shares                                       Value
COMMON STOCKS - continued
                    Electrical Equipment &
                    Services - continued
        1,500       Motorola, Inc. .....     $    90,938
      117,000       Perkin Elmer Corp. .       8,460,562
                                             -----------
                                              73,708,262
                                             -----------
                    Finance &
                    Insurance - 9.1%
       10,668       Aetna, Inc. ........         890,111
       60,000       AFLAC, Inc. ........       3,795,000
      120,000       Allstate Corp. .....      11,032,500
      110,600       Ambac Financial Group,
                    Inc. ...............       6,463,187
      169,475       American International
                    Group, Inc. ........      21,343,258
      173,500       Beneficial Corp. ...      21,568,219
       51,800       Chubb Corp. ........       4,059,825
      148,350       Countrywide Credit
                    Industries, Inc. ...       7,890,366
      95,000 *      Degeorge Financial
                    Corp. ..............         130,625
       20,000       FBL Financial Group,
                    Inc.
                    Cl. A ..............       1,012,500
       40,000       Federal Home Loan
                    Mortgage Corp. .....       1,897,500
      699,000       Federal National
                    Mortgage Association..    44,211,750
      115,000       Frontier Insurance
                    Group, Inc. .........      3,176,875
       24,000       Interstate/Johnson
                    Lane, Inc. ..........        732,000
       70,000       John Alden Financial
                    Corp. ...............      1,509,375
      142,200       John Nuveen Co., Cl. A     5,208,075
      118,600       Lehman Brothers
                    Holdings, Inc. ......      8,880,175
      279,400       Marsh & McLennan Co.,
                    Inc. ................     24,395,112
      327,400       Merrill Lynch & Co.,
                    Inc. ................     27,174,200
      345,200       MGIC Investment Corp.     22,675,325
       40,000       Mid Ocean Ltd. .....       3,100,000
      155,000       NAC RE Corp. .......       8,127,812
      110,000       Nationwide Financial
                    Services, Inc.
                    Cl. A ..............       4,771,250
       15,000       Ohio Casualty Corp.          720,000
      142,250       Raymond James
                    Financial, Inc. ....       6,196,766
       9,470 *      Security Capital
                    Group, Inc. Cl. B
                    Warrants $28.00
                    Expiring 9/18/98 ...          31,369
        3,500       SLM Holding Corp. ..         152,688
                                             -----------
                                             241,145,863
                                             -----------
                    Food & Beverage
                    Products - 0.6%
      120,000       Bestfoods ..........      14,025,000
      30,000 *      Corn Products
                    International, Inc..       1,076,250
        3,000       Tricon Global
                    Restaurants, Inc. ...         90,188
                                             -----------
                                              15,191,438
                                             -----------
                    Forest Products - 0.3%
       88,000       Union Camp Corp. ...       5,258,000
       90,000       Willamette Industries,
                    Inc. ...............       3,380,625
                                             -----------
                                               8,638,625
                                             -----------
                    Healthcare Products &
                       Services - 6.0%
      205,700       Abbott Laboratories       15,491,781
       1,750 *      Alza Corp. Warrants
                    $65.00 Expiring
                    12/31/99 ...........           1,695
      202,900       American Home Products
                    Corp. ..............      19,351,587
       65,000       Baxter International,
                    Inc. ...............       3,583,125
      101,200       Bristol-Myers Squibb
                    Co. ................      10,556,425
      180,900       Columbia / HCA
                    Healthcare Corp. ...       5,834,025
      23,000 *      Covance, Inc. ......         564,938


      Shares                                       Value
COMMON STOCKS - continued
                    Healthcare Products &
                    Services - continued
      76,000 *      First Health Group
                    Corp. ..............     $ 4,123,000
       68,550       Guidant Corp. ......       5,029,856
      114,500       Johnson & Johnson ..       8,394,281
      312,524       Lilly (Eli) & Co. ..      18,634,244
      65,000 *      Lincare Holdings, Inc.     4,590,625
      41,666 *      Maxxim Medical, Inc. .     1,195,293
      160,000       McKesson Corp. .....       9,240,000
     151,750 *      MedPartners, Inc. ..       1,555,438
      146,600       Medtronic, Inc. ....       7,604,875
      167,758       Merck & Co., Inc. ..      21,535,933
       96,000       Pfizer, Inc. .......       9,570,000
      11,500 *      Quest Diagnostics,
                    Inc. ...............         193,344
      132,000       Schering-Plough Corp.     10,782,750
        9,200       Shared Medical System
                    Corp. ...............        721,050
        1,800       Warner-Lambert Co. .         306,563
                                             -----------
                                             158,860,828
                                             -----------
                    Industrial Specialty
                    Products &
                       Services - 1.7%
      155,970       Autoliv, Inc. ......       4,844,818
       40,000       Bemis Co., Inc. ....       1,805,000
      147,000       Corning, Inc. ......       6,504,750
      64,600 *      Halter Marine Group,
                    Inc. ...............       1,025,525
       30,000       Parker Hannifin Corp.      1,537,500
       30,000       Pittston Brink's Group     1,143,750
      190,000       Snap-on, Inc. ......       8,668,750
       6,000 *      Strattec Security
                    Corp. ..............         163,969
       35,000       Sundstrand Corp. ...       2,117,500
      378,000       Timken Co. .........      12,781,125
       50,000       Trinity Industries,
                    Inc. ...............       2,743,750
      55,000 *      UCAR International,
                    Inc. ...............       1,725,625
      38,000 *      Unova, Inc. ........         760,000
                                             -----------
                                              45,822,062
                                             -----------
                    Information Services &
                     Technology - 6.3%
     137,566 *      Analog Devices, Inc. .     4,574,069
      110,000       Compaq Computer Corp.      2,846,250
       37,500       Computer Associates
                    International, Inc. ..     2,165,625
       10,000       Computer Sciences
                    Corp. ................       550,000
      531,800       Hewlett-Packard Co. ..    33,702,825
      821,600       Intel Corp. ........      64,136,150
      164,000       International Business    17,035,500
                    Machines Corp.
     346,000 *      Microsoft Corp. ....      30,967,000
     224,000 *      Sun Microsystems, Inc. .   9,345,000
        2,000       Texas Instruments, Inc. .    108,250
                                             -----------
                                             165,430,669
                                             -----------
                    Leisure &
                    Tourism - 0.1%
       30,993       Disney Walt Co. ....       3,308,503
                                             -----------
                    Oil / Energy - 1.4%
       60,000       Amoco Corp. ........       5,182,500
        1,200       Atlantic Richfield Co.        94,350
      113,500       Consolidated Natural
                    Gas Co. ............       6,547,531
      289,000       Equitable Resources,
                    Inc. ...............       9,609,250
      102,400       Exxon Corp. ........       6,924,800

                                   EVERGREEN
                                Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Shares                                                          Value
COMMON STOCKS - continued
                    Oil / Energy - continued
          900       Kerr-McGee Corp. ......................     $    62,606
       91,800       Mobil Corp. ...........................       7,034,175
          900       Pennzoil Co. ..........................          58,163
      86,206 *      Seitel, Inc. ..........................       1,303,866
        1,200       Sonat, Inc. ...........................          52,200
       33,877       Union Pacific Resource Group, Inc. ....         808,813
                                                                -----------
                                                                 37,678,254
                                                                -----------
                    Oil Field Services - 0.5%
        1,600       Halliburton Co. .......................          80,300
      47,200 *      R & B Falcon Corp. ....................       1,398,300
      121,400       Schlumberger Ltd. .....................       9,196,050
      30,900 *      Western Atlas, Inc. ...................       2,390,888
                                                                -----------
                                                                 13,065,538
                                                                -----------
                    Paper & Packaging - 0.2%
       85,000       Kimberly-Clark Corp. ..................       4,260,625
                                                                -----------
                    Publishing, Broadcasting &
                          Entertainment - 0.4%
       30,000       Belo (A.H.) Corp.
                    Ser. A ................................       1,650,000
       81,620       CBS Corp. .............................       2,769,979
      20,000 *      Cox Communications, Inc.
                    Cl. A .................................         840,000
        6,666       Gaylord Entertainment Co. .............         238,310
       65,000       Time Warner, Inc. .....................       4,680,000
        3,000       Washington Post Co., Cl. B ............       1,595,437
                                                                -----------
                                                                 11,773,726
                                                                -----------
                    Real Estate - 6.1%
      38,000 *      Alexander's, Inc. REIT ................       3,560,125
       24,100       Arden Realty Group, Inc. REIT .........         686,850
       50,000       Bay Apartment Communities, Inc. REIT          1,856,250
       58,100       Berkshire Realty Co., Inc. REIT .......         697,200
      100,000       Boston Properties, Inc. REIT ..........       3,518,750
       50,009       Bradley Real Estate, Inc. REIT ........       1,043,938
      140,000       Brandywine Realty Trust REIT ..........       3,333,750
      280,400       Capstead Mortgage Corp. REIT ..........       5,537,900
      171,900       CarrAmerica Realty Corp. REIT .........       5,157,000
      100,000       Chelsea GCA Realty, Inc. REIT .........       3,700,000
      159,300       Continental Homes Holding Corp. .......       7,407,450
      355,000       Crescent Real Estate Equities, Inc. REIT     12,780,000
      305,300       Crown American Realty Trust REIT ......       2,862,187
     200,000 *      Entertainment Properties Trust REIT ...       3,925,000
       42,500       Equity Residential Properties Trust REIT      2,135,625
      105,200       Essex Property Trust, Inc. REIT .......       3,609,675
     199,700 *      FAC Realty, Inc. REIT .................       1,959,556
       90,000       FelCor Suite Hotels, Inc. REIT ........       3,335,625
      100,200       Gables Residential Trust REIT .........       2,724,188
      174,000       Glimcher Realty Trust REIT ............       3,806,250
       28,000       Highwoods Properties, Inc. REIT .......         988,750
      67,419 *      Homestead Village Properties, Inc. ....       1,019,712
      384,316       Horizon Group, Inc. REIT ..............       4,731,891
       50,300       INMC Mortgage Holdings, Inc.
                    REIT ..................................       1,257,500
      120,000       Innkeepers USA Trust REIT .............       1,965,000
      30,000 *      Interstate Hotels Co. .................       1,076,250


      Shares                                                          Value
COMMON STOCKS - continued
                    Real Estate - continued
      101,500       Kilroy Realty Corp. REIT ..............     $ 2,899,094
      132,000       Kranzco Realty Trust REIT .............       2,376,000
       45,000       Liberty Property Trust REIT ...........       1,209,375
      165,000       Mack-Cali Realty Corp. REIT ...........       6,445,312
      125,000       Marriott International, Inc. ..........       4,648,437
      125,000       Marriott International, Inc.
                    Cl. A .................................       4,476,563
       25,000       Meditrust Co. REIT ....................         771,875
       38,100       Oasis Residential, Inc. REIT ..........         845,344
       94,997       Patriot American Hospitality, Inc. REIT .     2,564,919
      268,713       Post Property, Inc. REIT ..............      10,731,725
      166,500       Prentiss Properties Trust REIT ........       4,349,812
       90,000       Public Storage, Inc. REIT .............       2,778,750
       76,817       Security Capital Industrial Trust REIT .      1,968,436
      111,992       Security Capital Pacific Trust REIT ...       2,694,808
       31,250       Sodexho Marriott Services, Inc. .......         830,078
      100,000       Sovran Self Storage, Inc. REIT ........       2,968,750
       70,000       Spieker Properties, Inc. REIT .........       2,887,500
      262,750       Starwood Hotels & Resorts Trust REIT ..      14,040,703
       14,000       Storage USA, Inc. REIT ................         537,250
      140,000       Sunstone Hotel Investors, Inc. REIT ...       2,240,000
       43,500       Tanger Factory Outlet Centers, Inc.
                    REIT ..................................       1,266,938
        2,200       TriNet Corporate Realty Trust, Inc. REIT         84,288
      135,000       Trizec Hahn Corp. ......................      3,180,937
        5,705       Vornado Realty Trust REIT .............         248,524
       30,000       Western Investment Real Estate Trust
                    REIT ..................................         448,125
                                                                -----------
                                                                162,169,965
                                                                -----------
                    Retailing & Wholesale - 1.1%
      70,000 *      Autozone, Inc. ........................       2,371,250
      236,511       Avnet, Inc. ...........................      13,614,164
      199,000       Mercantile Stores Co., Inc. ...........      13,370,313
                                                                -----------
                                                                 29,355,727
                                                                -----------
                    Telecommunication Services &
                              Equipment - 0.1%
       45,500       Compania de Telecom de Chile
                    SA, ADR ...............................       1,254,094
                                                                -----------
                    Textile & Apparel - 0.0% (a)
       34,900       Superior Surgical Manufacturing Co.,
                    Inc. ..................................         610,750
                                                                -----------
                    Thrift Institutions - 0.5%
      131,300       Golden West Financial Corp. ...........      12,580,181
                                                                -----------
                         Transportation - 1.1%
       25,000       Burlington Northern Santa Fe ..........       2,600,000
      27,200 *      FDX Corp. .............................       1,934,600
       76,800       GATX Corp. ............................       5,990,400
       20,000       KLM Royal Dutch Air Lines .............         812,500
       17,000       Roadway Express, Inc. .................         417,563
      300,000       Union Pacific Corp. ...................      16,856,250
                                                                -----------
                                                                 28,611,313
                                                                -----------
                     Utilities-Electric - 0.7%
       36,200       Central Hudson Gas & Electric Corp. ...       1,579,225
      149,700       Long Island Lighting Co. ..............       4,715,550

                                   EVERGREEN
                                Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998


    Shares                                                     Value
COMMON STOCKS - continued
                Utilities-Electric - continued
138,400         New York State Electric & Gas Corp.      $   5,518,700
 33,300         Orange & Rockland Utilities, Inc. ..         1,494,338
 40,000         PP&L Resources, Inc. ...............           945,000
100,000         Public Service Enterprise Group, Inc.        3,787,500
 32,000         TNP Enterprises, Inc. ..............         1,058,000
                                                         -------------
                                                            19,098,313
                                                         -------------
                 Utilities-Telephone - 3.2%
98,333 *        360 Communications Co. .............         3,072,906
30,000 *        AirTouch Communications, Inc. ......         1,468,125
  2,000         Ameritech Corp. ....................            98,875
 10,000         AT&T Corp. .........................           656,250
174,040         Bell Atlantic Corp. ................        17,839,100
  1,600         BellSouth Corp. ....................           108,100
494,000         Frontier Corp. .....................        16,085,875
376,400         GTE Corp. ..........................        22,536,950
  2,400         SBC Communications, Inc. ...........           104,700
351,000         Sprint Corp. .......................        23,758,313
                                                         -------------
                                                            85,729,194
                                                         -------------
                Total Common Stocks
                (cost $959,724,030).................     1,606,538,073
                                                         -------------
CONVERTIBLE PREFERRED - 0.6%
                Finance & Insurance - 0.0% (a)
  3,557         Aetna, Inc.
                6.25%, Series C ....................           284,782
  1,000         Conseco, Inc.
                7.00%, PRIDES ......................           193,625
  2,500         SunAmerica, Inc.
                $3.188, PERCS ......................           121,094
                                                         -------------
                                                               599,501
                                                         -------------
                Industrial Specialty Products &
                            Services - 0.1%
 50,000         Qualcomm Financial Trust I
                5.75%, 144A ........................         2,365,500
                                                         -------------
                Metal Products & Services - 0.3%
100,000         Timet Capital Trust I
                6.625%, BUCS, 144A .................         4,775,000
115,000         Worthington Industries, Inc.
                7.25%, DECS (exchangeable for
                Rouge Steel Co. Common Stock) ......         1,854,950
                                                         -------------
                                                             6,629,950
                                                         -------------
                Oil Field Services - 0.1%
 70,000         EVI, Inc.
                5.00%, 144A ........................         3,176,600
                                                         -------------
                Real Estate - 0.1%
 95,000         First Union Real Estate Equity
                8.40%, Series A ....................         3,705,000
                                                         -------------
                Retailing & Wholesale - 0.0% (a)
  1,300         Kmart Financing I
                7.75% ..............................            81,575
                                                         -------------
                Total Convertible Preferred
                (cost $15,457,797)..................        16,558,126
                                                         -------------


    Principal
    Amount                                      Value
CONVERTIBLE DEBENTURES - 0.2%
                 Building, Construction &
                  Furnishings - 0.0% (a)
$   500,000      Home Depot, Inc.
                 3.25%, 10/1/01 ......     $   755,000
                                           -----------
                 Business Equipment &
                 Services - 0.0% (a)
    800,000      Personnel Group of
                 America, Inc.
                 5.75%, 7/1/04, 144A .       1,146,000
                                           -----------
                 Environmental
                 Services - 0.0% (a)
    100,000      USA Waste Services,
                 Inc.
                 4.00%, 2/1/02 .......         117,500
                                           -----------
                 Industrial Specialty
                 Products &
                 Services - 0.2%
  2,100,000      Robbins & Myers, Inc.
                 6.50%, 9/1/03 .......       3,115,980
    750,000      Simula, Inc.
                 8.00%, 5/1/04 .......         828,750
                                           -----------
                                             3,944,730
                                           -----------
                 Total Convertible
                 Debentures
                 (cost $4,280,000)....       5,963,230
                                           -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.5%
                 Government Agency Notes
                 & Bonds - 0.8%
  1,000,000      Federal National
                 Mortgage Association
                 8.10%, 8/12/19 ......       1,221,819
                 Tennessee Valley
                 Authority
  8,000,000       7.25%, 7/15/43 .....       8,391,560
 10,000,000       7.85%, 6/15/44, Series
                 A ...................      10,852,540
                                           -----------
                                            20,465,919
                                           -----------
                 Treasury Notes &
                 Bonds - 25.7%
                 U.S. Treasury Bonds
 60,000,000       6.00%, 2/15/26 .....      59,906,280
170,000,000       6.25%, 8/15/23 .....     175,206,420
 36,340,000       6.75%, 8/15/26 .....      39,974,037
125,000,000       7.125%, 2/15/23 ....     142,656,375
 49,000,000       7.25%, 5/15/16 .....      55,768,174
  7,000,000       7.625%, 11/15/22 ...       8,426,257
 10,000,000       8.00%, 11/15/21 ....      12,465,630
 50,000,000       8.125%, 8/15/19 ....      62,531,300
 25,000,000       8.125%, 5/15/21 ....      31,492,200
 30,000,000       8.375%, 8/15/08 ....      33,684,390
 10,000,000       8.50%, 2/15/20 .....      12,987,510
  7,000,000       10.00%, 5/15/10 ....       8,682,191
  1,000,000       10.625%, 8/15/15 ...       1,499,063
                 U.S. Treasury Notes
 30,000,000       5.75%, 8/15/03 .....      30,103,140
    350,000       5.875%, 2/15/00 ....         351,750
    455,000       6.125%, 8/31/98 ....         456,280
    400,000       6.25%, 3/31/99 .....         402,751
    900,000       6.50%, 5/31/01 .....         921,657
    630,000       6.50%, 8/15/05 .....         658,350
                                           -----------
                                           678,173,755
                                           -----------
                 Total U.S. Government &
                 Agency
                 Obligations
                 (cost $657,254,023)..     698,639,674
                                           -----------

                                   EVERGREEN
                                Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




   Principal
    Amount                                             Value
SHORT-TERM INVESTMENTS - 11.3%
              Commercial Paper - 11.3%
 $ 3,090,000  Alfa Corp.
              5.52%, 5/4/98 ...................    $  3,074,365
     945,000  American Home Products, Inc.
              5.50%, 4/28/98 ..................         941,102
   6,800,000  Amoco Managers
              5.57%, 4/21/98 ..................       6,778,958
   3,120,000  Aristar, Inc.
              5.53%, 4/14/98 ..................       3,113,769
  17,400,000  Asset Portfolio Funding
              5.50%, 4/7/98 ...................      17,384,050
   8,160,000  Bemis Co., Inc.
              5.51%, 4/24/98 ..................       8,131,274
   3,215,000  BMW U.S. Capital Corp.
              5.51%, 5/13/98 ..................       3,194,333
   3,700,000  Daimler-Benz North America Corp.
              5.50%, 5/4/98 ...................       3,681,346
     640,000  Delaware Funding Corp.
              5.53%, 5/20/98 ..................         635,183
              Duke Capital Corp.
   5,765,000   5.51%, 4/20/98 .................       5,748,235
   3,250,000   5.52%, 4/13/98 .................       3,244,020
   1,750,000   5.55%, 4/29/98 .................       1,742,446
              Eiger Capital Corp.
   8,150,000   5.52%, 4/27/98 .................       8,117,508
   8,760,000   5.52%, 5/22/98 .................       8,691,497
   2,830,000  Fina Oil & Chemical Co.
              5.54%, 5/12/98 ..................       2,812,144
              Finova Capital Corp.
  29,330,000   5.49%, 4/9/98 ..................      29,294,218
   1,600,000   5.55%, 4/20/98 .................       1,595,313
   6,300,000  Great Lakes Chemical Corp.
               5.52%, 4/15/98 .................       6,286,476


   Principal
    Amount                                             Value
SHORT-TERM INVESTMENTS - continued
              Commercial Paper - continued
              GTE Corp.
 $25,000,000   5.57%, 4/3/98 ..................    $ 24,992,264
  11,600,000   5.67%, 5/7/98 ..................      11,534,228
  28,750,000  Market Street Funding Corp.
              5.55%, 5/13/98 ..................      28,563,844
  15,330,000  Massachusetts College of Pharmacy &
              Allied Health Services
              5.50%, 4/2/98 ...................      15,327,658
              Montana Blanc Capital Corp.
   6,225,000   5.53%, 5/28/98 .................       6,170,495
  20,000,000   5.55%, 5/22/98 .................      19,842,750
  16,000,000  Park Avenue Recreation Corp.
              5.55%, 5/22/98 ..................      15,874,200
  25,000,000  Republic Industries Funding Corp.
              5.52%, 4/24/98 ..................      24,911,833
              Spec Purpose Accts Recreation Co.
  16,350,000   5.51%, 4/20/98 .................      16,302,453
   1,675,000   5.55%, 5/6/98 ..................       1,665,962
   9,780,000  Swiss Re Financial Products Corp.
              5.50%, 4/27/98 ..................       9,741,152
              Trident Capital Finance, Inc.
   8,680,000   5.50%, 4/7/98 ..................       8,672,043
     320,000   5.55%, 5/19/98 .................         317,632
                                                   ------------
                                                    298,382,751
                                                   ------------
              Total Short-Term Investments
              (cost $298,382,751)..............     298,382,751
                                                   ------------


     Total Investments -
      (cost $1,935,098,601).....  99.4%       2,626,081,854
     Other Assets and
     Liabilities - net .........   0.6           15,145,758
                                 -----        -------------
     Net Assets ................ 100.0%      $2,641,227,612
                                 =====       ==============


*    Non-income producing securities.
** At March 31, 1998 the Fund owned 117,000 shares of common stock of First Union Corp. at a cost of $2,358,411. During the period ended March 31, 1998 the Fund earned $152,000 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(a)  Less than one-tenth of a percent.



ADR    American Depository Receipts
BUCS   Beneficial Unsecured Convertible Securities
DECS   Dividend Enhanced Convertible Stock
PERCS  Preferred Equity Redemption Cumulative Stock
PRIDES Preferred Redeemable Increased Dividend Equity Securities
REIT   Real Estate Investment Trust
SA     Sociedad Anonyme (Spanish Corporation)







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                            Schedule of Investments

                                 March 31, 1998




       Shares                                         Value
COMMON STOCK - 39.8%
                     Aerospace &
                     Defense - 0.8%
       45,000        Boeing Co. ...........     $2,345,625
                                                ----------
                     Automotive Equipment &
                      Manufacturing - 0.1%
       10,000        Sonic Automotive, Inc.
                      Banks - 6.9% ........        172,500
                                                ----------
       19,600        BancorpSouth, Inc. ...        861,175
       19,500        BankBoston Corp. .....      2,149,875
       27,563        Beverly Bancorporation,
                     Inc. .................        737,297
       25,000        Cape Cod Bank & Trust
                     Co. ..................      1,100,000
       15,000        CitiCorp .............      2,130,000
        5,000        Comerica, Inc. .......        529,062
       14,000        Crestar Financial Corp.       827,750
       24,660        Dime Bancorp, Inc. ...        741,341
        4,000        First Empire State Corp.    1,999,500
       16,500        First of America Bank
                     Corp. ................      1,427,250
        3,000        First Union Corp. ** .        170,250
        5,000        Fleet Financial Group,
                     Inc. .................        425,312
       11,550        Interchange Financial
                     Services Corp. .......        355,163
        8,000        KeyCorp ..............        302,500
       11,875        NationsBank Corp. ....        866,133
       15,750        One Valley Bancorp of
                     West Virginia, Inc. ..        595,547
       10,000        Republic New York Corp.     1,333,750
       15,000        Seacoast Banking Corp.
                     of Florida Cl. A .....        555,000
       37,255        SouthTrust Corp. .....      1,560,053
       10,000        Suntrust Banks, Inc. .        753,750
       20,000        Wilmington Trust Corp. .    1,327,500
                                                ----------
                                                20,748,208
                                                ----------
                     Building, Construction &
                        Furnishings - 1.3%
       25,000        Clayton Homes, Inc. ..        506,250
       10,700        La-Z-Boy Chair Co. ...        534,331
       16,000        Lowe's Companies, Inc. .    1,123,000
       10,000        Royal Group Technologies
                     Ltd. ..................       327,500
       39,100        Shelby Williams
                     Industries, Inc. ......       584,056
      33,300 *       Toll Brothers, Inc. ..        936,563
                                                ----------
                                                 4,011,700
                                                ----------
                     Business Equipment &
                           Services - 0.4%
      17,500 *       Crescent Operating, Inc.      374,063
       10,000        First Data Corp. .....        325,000
        5,000        Lucent Technologies,
                     Inc. .................        639,375
                                                ----------
                                                 1,338,438
                                                ----------
                     Capital Goods - 1.0%
       20,600        Caterpillar, Inc. ....      1,134,288
       30,000        Deere & Co. ..........      1,858,125
                                                ----------
                                                 2,992,413
                                                ----------
                     Chemicals & Agricultural
                           Products - 2.0%
       20,000        Du Pont (E. I.) De
                     Nemours & Co. ........      1,360,000
       10,000        H.B. Fuller Co. ......        598,750
       19,000        MacDermid, Inc. ......        546,250
       35,000        Monsanto Co. .........      1,820,000
       11,000        Morton International,
                     Inc. .................        360,937


       Shares                                         Value
COMMON STOCK - continued
                     Chemicals & Agricultural
                     Products - continued
       20,000        Schulman (A.), Inc. ..     $  505,000
       20,000        Sigma-Aldrich Corp. ..        745,000
                                                ----------
                                                 5,935,937
                                                ----------
                     Communication Systems &
                           Services - 0.1%
       4,500 *       Cisco Systems, Inc. ..        307,688
                                                ----------
                     Consumer Products &
                           Services - 1.4%
       10,000        Adidas AG ADS, 144A ..        887,500
      37,788 *       Cendant Corp. ........      1,497,350
       12,000        Gucci Group ..........        570,000
       32,100        Russ Berrie & Co., Inc.       973,031
       10,500        Toro Co. .............        402,281
                                                ----------
                                                 4,330,162
                                                ----------
                     Electrical Equipment &
                           Services - 2.3%
       24,900        AMP, Inc. ............      1,090,931
        6,600        Applied Power, Inc., Cl.
                     A .....................       254,100
       10,000        General Electric Co. .        861,875
       40,000        Harman International
                     Industries, Inc. .....      1,760,000
       17,000        Honeywell, Inc. ......      1,405,688
       19,700        Perkin Elmer Corp. ...      1,424,556
                                                ----------
                                                 6,797,150
                                                ----------
                     Finance &
                     Insurance - 5.2%
       18,000        American International
                     Group, Inc. ..........      2,266,875
       12,000        Chubb Corp. ..........        940,500
       20,000        Countrywide Credit
                     Industries, Inc. ......     1,063,750
        3,000        Enhance Financial
                     Services Group, Inc. ..       208,312
       10,000        FBL Financial Group,
                     Inc., Cl. A ...........       506,250
       12,000        Federal National
                     Mortgage Association ..       759,000
      20,000 *       FPIC Insurance Group,
                     Inc. ...................      645,000
       30,000        Frontier Insurance
                     Group, Inc. ............      828,750
       47,100        Interstate/Johnson Lane,
                     Inc. ...................    1,436,550
       13,333        Legg Mason, Inc. .....        790,814
       20,000        Lehman Brothers
                     Holdings, Inc. .........    1,497,500
       20,000        Mercury General Corp.       1,251,250
       28,000        Merrill Lynch & Co.,
                     Inc. ...................    2,324,000
       28,000        Nationwide Financial
                     Services, Inc.
                     Cl. A ..................    1,214,500
         183 *       Security Capital Group,
                     Inc. Cl. B,
                     Warrants $28.00 Expiring
                     9/18/98 .................         606
                                                ----------
                                                15,733,657
                                                ----------
                     Food & Beverage
                     Products - 0.2%
       15,000        International Home Foods,
                     Inc. ..................       498,750
                                                ----------
                     Healthcare Products &
                           Services - 2.6%
        7,000        Abbott Laboratories ..        527,188
       20,000        American Home Products
                     Corp...................     1,907,500
       23,800        Beckman Instruments, Inc.   1,364,037
      19,000 *       First Health Group Corp. .  1,030,750
       5,000 *       Lincare Holdings, Inc. .      353,125
       12,000        Medtronic, Inc. ......        622,500
        5,000        Merck & Co., Inc. ....        641,875
       10,000        Pfizer, Inc. .........        996,875

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




       Shares                                                         Value
COMMON STOCK - continued
                     Healthcare Products &
                     Services - continued
        5,000        Shared Medical System Corp. ..........     $   391,875
                                                                -----------
                                                                  7,835,725
                                                                -----------
                     Industrial Specialty Products &
                            Services - 1.3%
       29,151        Autoliv, Inc. ........................         905,503
       7,500 *       Chemfab Corp. ........................         183,750
       24,000        Furon Co. ............................         565,500
      25,000 *       Meade Instruments Corp. ..............         242,187
        7,800        Park Electrochemical Corp. ...........         201,338
       13,900        Snap-on, Inc. ........................         634,187
       20,000        Timken Co. ...........................         676,250
      20,000 *       UCAR International, Inc. .............         627,500
                                                                -----------
                                                                  4,036,215
                                                                -----------
                     Information Services &
                          Technology - 1.7%
       8,000 *       Etec Systems, Inc. ...................         472,000
      10,000 *       Gateway 2000, Inc. ...................         469,375
       24,000        Hewlett-Packard Co. ..................       1,521,000
       24,000        Intel Corp. ..........................       1,873,500
        4,000        International Business Machines Corp.          415,500
      10,000 *       Sun Microsystems, Inc. ...............         417,187
                                                                -----------
                                                                  5,168,562
                                                                -----------
                          Oil/Energy - 0.7%
       10,000        Amoco Corp. ..........................         863,750
       10,000        Equitable Resources, Inc. ............         332,500
       30,000        Williams Companies, Inc. .............         960,000
                                                                -----------
                                                                  2,156,250
                                                                -----------
                     Oil Field Services - 0.1%
        5,000        Schlumberger Ltd. ....................         378,750
                                                                -----------
                     Publishing, Broadcasting &
                       Entertainment - 0.2%
       10,000        Belo (A.H.) Corp., Ser. A ............         550,000
                                                                -----------
                     Real Estate - 5.8%
      10,300 *       Alexander's, Inc. REIT ...............         964,981
       60,000        AMB Property Corp. REIT ..............       1,447,500
       50,000        Boston Properties, Inc. REIT .........       1,759,375
       20,000        Brandywine Realty Trust REIT .........         476,250
       25,000        Capital Trust, Cl. A .................         243,750
       12,000        Capstead Mortgage Corp. REIT .........         237,000
       31,400        Continental Homes Holding Corp. ......       1,460,100
       70,000        Del Webb Corp. .......................       2,135,000
       25,000        Equity Office Properties Trust REIT ..         765,625
       13,500        Gables Residential Trust REIT ........         367,031
      45,831 *       Homestead Village Properties, Inc. ...         693,194
       35,400        Horizon Group, Inc. REIT .............         435,862
       40,000        INMC Mortgage Holdings, Inc. .........       1,000,000
      15,000 *       Interstate Hotels Co. ................         538,125
      40,000 *       John Q. Hammons Hotels, Inc., Cl. A ..         315,000
       30,000        Kilroy Realty Corp. REIT .............         856,875
       29,000        Patriot American Hospitality, Inc. REIT        783,000
       20,000        Prentiss Properties Trust REIT .......         522,500


       Shares                                                         Value
COMMON STOCK - continued
                     Real Estate - continued
        3,485        Security Capital Pacific Trust REIT ..     $    83,858
       10,000        SL Green Realty Corp. REIT ...........         255,625
       20,000        Starwood Hotels & Resorts
                     Trust REIT ...........................       1,068,750
       55,000        Sunstone Hotel Investors, Inc. REIT ..         880,000
       15,000        Trizec Hahn Corp. ....................         353,438
                                                                -----------
                                                                 17,642,839
                                                                -----------
                     Retailing & Wholesale - 1.9%
       18,000        Avnet, Inc. ..........................       1,036,125
       22,200        Mercantile Stores Co., Inc. ..........       1,491,562
      10,000 *       Payless Shoesource, Inc. .............         752,500
       80,000        SED International Holdings, Inc. .....         910,000
       35,100        St. John Knits, Inc. .................       1,658,475
                                                                -----------
                                                                  5,848,662
                                                                -----------
                     Thrift Institutions - 1.0%
       18,000        Bank United Corp. ....................         900,000
       15,000        BankUnited Financial Corp. ...........         210,000
       10,000        Golden West Financial Corp. ..........         958,125
       30,000        Mech Financial, Inc. .................         915,000
                                                                -----------
                                                                  2,983,125
                                                                -----------
                      Transportation - 1.7%
      47,000 *       Airnet Systems, Inc. .................       1,363,000
       10,000        GATX Corp. ...........................         780,000
       20,700        Midwest Express Holdings, Inc. .......       1,014,300
       35,000        Union Pacific Corp. ..................       1,966,563
                                                                -----------
                                                                  5,123,863
                                                                -----------
                     Utilities - Electric - 0.1%
        9,900        TNP Enterprises, Inc. ................         327,319
                                                                -----------
                     Utilities - Telephone - 1.0%
       25,000        Frontier Corp. .......................         814,063
       18,000        GTE Corp. ............................       1,077,750
       18,000        Sprint Corp. .........................       1,218,375
                                                                -----------
                                                                  3,110,188
                                                                -----------
                     Total Common Stock
                     (cost $89,101,662)....................     120,373,726
                                                                -----------
CONVERTIBLE PREFERRED STOCKS - 1.1%
                               Banks - 0.7%
       63,000        WBK Trust, 10.00%, STRYPES
                     (exchangeable for Westpac
                     Banking Corp. Common Stock) ..........       2,145,937
                                                                -----------
                      Transportation - 0.4%
       20,000        CNF Trust I TECONS (exchangeable for
                     CNF Transportation, Inc.
                     common stock), 5.00%, Ser. A .........       1,160,000
                                                                -----------
                     Total Convertible Preferred Stocks
                     (cost $2,975,050).....................       3,305,937
                                                                -----------

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                              Value
CONVERTIBLE DEBENTURES - 0.2%
                      Business Equipment &
                         Services - 0.1%
$  150,000            Personnel Group of America, Inc.,
                      5.75%, 7/1/04, 144A .................     $  214,875
                                                                ----------
                      Oil Field Services - 0.1%
   250,000            Parker Drilling Co.,
                      5.50%, 8/1/04 .......................        251,250
                                                                ----------
                      Total Convertible Debentures
                      (cost $400,000)......................        466,125
                                                                ----------
MUNICIPAL OBLIGATIONS - 59.2%
                      Long Term - 52.2%
                           Alaska - 0.7%
 1,000,000            Alaska Hsg. Fin. Corp. Mtge.
                      RB, 1996 Ser. A
                      6.05%, 12/1/17 (MBIA) ...............      1,055,860
 1,000,000            Alaska Hsg. Fin. Corp. RB
                      Mtge. Ser. A-1
                      5.30%, 12/1/12 (MBIA) ...............      1,019,110
                                                                ----------
                                                                 2,074,970
                                                                ----------
                          Arizona - 0.2%
   500,000            City of Tucson GO RB,
                      Ser. 1995
                      5.70%, 7/1/08 (FGIC) ................        540,030
                                                                ----------
                       California - 4.2%
   500,000            California Edl. Facs. Auth.
                      RB (Carnegie Institution of
                      Washington), Ser. A
                      5.60%, 10/1/23 ......................        516,365
   700,000            California Hsg. Fin. Agcy. RB
                      Ser. I
                      5.75%, 2/1/29 (MBIA) ................        722,904
   500,000            California Hsg. Fin. Agcy. RB
                      Home Mtge. Ser. L
                      5.35%, 8/1/17 .......................        508,300
 1,500,000            California St. Ser. BG
                      5.05%, 12/1/11 ......................      1,509,105
 1,000,000            Los Angeles Cnty. Metro.
                      Trans. Auth. Sales Tax RB
                      Ser. A
                      5.13%, 7/1/10 (MBIA) ................      1,037,480
 1,200,000            Los Angeles Cnty. Pub. Works
                      Fin. Auth. RB Regional Park &
                      Open Space Dist. A
                      5.00%, 10/1/16 ......................      1,176,588
   500,000            Modesto Irrigation Dist.
                      Fing. Auth. RB Refunding
                      (Domestic Wtr. Proj.) Ser. D
                      5.00%, 9/1/12 (AMBAC) ...............        505,055
 1,200,000            Northern CA Transmission RB
                      Ser. A
                      5.30%, 5/1/10 (MBIA) ................      1,276,008
 1,000,000            Oakland GO Ser. C, Measure K
                      5.90%, 12/15/22 (MBIA) ..............      1,072,110
   700,000            Palm Desert Fing. Auth. Tax
                      Alloc. RB (Housing Set Aside)
                      5.00%, 10/1/13 (MBIA) ...............        703,885
 1,000,000            San Francisco Bay Area Rapid
                      Transport Dist. Sales Tax RB
                      5.25%, 7/1/18 .......................      1,008,920


      Principal
       Amount                                              Value
MUNICIPAL OBLIGATIONS - continued
                      California - continued
$1,000,000            San Francisco City & Cnty.
                      Int'l Aprt. RB Ser. Issue
                      10-A, (AMT)
                      5.70%, 5/1/26 (MBIA) ................     $1,042,790
   500,000            Simi Valley Unified Sch.
                      Dist. Refunding Capital
                      Improvement Proj. Cert. Part.
                      5.25%, 8/1/22 .......................        514,590
 1,000,000            Southern CA Pub. Pwr. Auth.
                      RB (Mead Adelanto Proj.)
                      Ser. A
                      5.00%, 7/1/17 (AMBAC) ...............        981,740
                                                                ----------
                                                                12,575,840
                                                                ----------
   500,000            Arapahoe Cnty. Pub. Hwy.
                      Auth. Capital Imp. Trust Fund
                      Hwy. RB (E-470 Proj.)
                      6.15%, 8/31/26 (MBIA) ...............        551,670
 3,000,000            Arapahoe Cnty. Senior E-470
                      Pub. Auth. Capital Imp. Trust
                      Fund Hwy. Prerefunded RB
                      7.00%, 8/31/26 ......................      3,566,760
 1,000,000            Denver City & Cnty. Arpt. RB
                      Ser. D
                      5.50%, 11/15/25 (MBIA) ..............      1,027,470
   500,000            Denver City & Cnty. Sch.
                      Dist. # 1 GO RB, Ser. 1994A
                      6.50%, 6/1/10 (MBIA) ................        583,650
 1,070,000            Douglas Cnty. Sch. Dist. # 1
                      Imp. Prerefunded RB Ser. A
                      6.50%, 12/15/16 .....................      1,217,179
 1,500,000            E-470 Pub. Hwy. Auth. RB
                      Ser. A
                      5.00%, 9/1/26 (MBIA) ................      1,444,890
 3,060,000            Univ. Hosp. Auth. RB Ser. A
                      6.40%, 11/15/22 (AMBAC) .............      3,395,957
   500,000            Univ. Hosp. Auth. RB Ser. A
                      5.25%, 11/15/22 (AMBAC) .............        499,285
                                                                ----------
                                                                12,286,861
                                                                ----------
                         Delaware - 0.4%
 1,000,000            Delaware Econ. Dev. Auth. RB
                      (The Osteopathic Hosp. Assoc.
                      of Delaware/Riverside
                      Hosp.), Ser. A
                      6.50%, 1/1/08 .......................      1,121,430
                                                                ----------
                      District Of Columbia - 0.5%
 1,500,000             Metro Wash DC Airport Authority
                      RB Ser. B
                      5.50%, 10/1/23 (AMT) ................      1,530,765
                                                                ----------
                          Florida - 1.2%
   300,000            Dade Cnty. Aviation RRB,
                      Ser. 1995A
                      6.10%, 10/1/11 (AMBAC) ..............        329,805
 2,000,000            Florida Muni. Pwr. Agcy. RB
                      Prerefunded (Stanton II Proj.)
                      6.50%, 10/1/20 (AMBAC) ..............      2,227,000
 1,000,000            Sarasota Cnty. Pub. Hosp.
                      Board RB (Sarasota Mem. Hosp.
                      Proj.) Ser. B
                      5.38%, 10/1/20 ......................      1,011,550
                                                                ----------
                                                                 3,568,355
                                                                ----------

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                       Value
MUNICIPAL OBLIGATIONS - continued
                             Georgia - 2.9%
$ 1,000,000           Atlanta Wtr. & Swr. RB
                      5.25%, 1/1/27 (FGIC) .........................     $  999,910
  1,000,000           Cherokee Cnty. Wtr. & Swr.
                      Auth. RB
                      5.20%, 8/1/25 (MBIA) .........................      1,021,730
  2,000,000           Cobb-Marietta Colliseum &
                      Exhibit Hall Auth. RB
                      6.75%, 10/1/26 (MBIA) ........................      2,206,580
  1,000,000           Dalton Util. RRB
                      6.00%, 1/1/08 (MBIA) .........................      1,115,580
  2,000,000           De Kalb Cnty. Prerefunded GO
                      6.65%, 1/1/20 ................................      2,206,860
  1,000,000           Georgia Muni. Elec. Auth.
                      Pwr. Rev. Spec. Oblig. Bonds
                      Ser. Y
                      6.50%, 1/1/17 (MBIA) .........................      1,176,330
                                                                         ----------
                                                                          8,726,990
                                                                         ----------
                              Hawaii - 0.4%
  1,000,000           Hawaii St. GO Ser. CN
                      6.00%, 3/1/09 (FGIC) .........................      1,114,500
                                                                         ----------
                            Illinois - 1.8%
  1,000,000           Chicago Board of Ed. GO
                      (School Reform Proj.)
                      6.75%, 12/1/09 (AMBAC) .......................      1,181,420
  2,500,000           Chicago Skyway Toll Bridge
                      Prerefunded RB
                      6.75%, 1/1/14 ................................      2,852,150
  1,000,000           Chicago Wastewater
                      Transmission RB
                      5.00%, 1/1/15 (FGIC) .........................        988,750
    450,000           Illinois Sales Tax RB Ser. V
                      6.38%, 6/15/17 ...............................        500,557
                                                                         ----------
                                                                          5,522,877
                                                                         ----------
                             Indiana - 0.7%
  2,000,000           Indiana Hsg. Fin. Single
                      Family Mtge. RB Ser. A-2
                      5.15%, 7/1/17 (FNMA/GNMA) ....................      1,997,420
                                                                         ----------
                               Maine - 0.5%
  1,000,000           Maine Hlth. & High Edl. Facs.
                      Auth. RB Ser. B
                      5.75%, 7/1/26 (AMBAC) ........................      1,052,930
    500,000           Maine Hsg. Auth. Mtge.
                      Purchase RB Ser. F-1
                      5.50%, 11/15/29 ..............................        504,670
                                                                         ----------
                                                                          1,557,600
                                                                         ----------
                            Maryland - 0.3%
  1,000,000           Prince Georges Cnty. GO
                      (Cons. Pub. Imps.)
                      5.50%, 3/15/16 ...............................      1,040,400
                                                                         ----------
                       Massachusetts - 3.0%
    250,000           Massachusetts Hsg. Fin. Agcy.
                      Hsg. Proj. RRB, 1993 Ser. A
                      5.95%, 10/1/08 (AMBAC) .......................        265,550
    250,000           Massachusetts Bay Trans.
                      Auth. General Trans. Sys.
                      Bonds, Ser. 1994A
                      7.00%, 3/1/08 ................................        298,658


      Principal
       Amount                                                       Value
MUNICIPAL OBLIGATIONS - continued
                      Massachusetts - continued
$ 1,000,000           Massachusetts Bay Trans.
                      Auth. RB (Refunding Gen.
                      Trans. Sys. A)
                      7.00%, 3/1/14 ................................     $1,230,180
  1,000,000           Massachusetts Hsg. Fin. Agcy.
                      RB (AMT) Single Family Ser. 59
                      5.40%, 6/1/20 (MBIA) .........................        999,920
  2,500,000           Massachusetts Port. Auth. RB
                      Ser. A
                      5.00%, 7/1/27 ................................      2,403,275
    820,000           Massachusetts Port. Auth. RB
                      Refunding Ser. A
                      5.50%, 7/1/13 ................................        860,811
  1,000,000           Massachusetts Tpke. Auth. RB
                      Senior Ser. A
                      5.13%, 1/1/23 (MBIA) .........................        981,350
  1,000,000           Massachusetts Tpke. Auth. RB
                      (Western Tpke.) Ser. A
                      5.55%, 1/1/17 (MBIA) .........................      1,011,320
  1,000,000           Massachusetts Wtr. Resources
                      Auth. RB (Houston Inds. Inc.
                      Proj. A)
                      4.75%, 8/1/37 ................................        917,100
                                                                         ----------
                                                                          8,968,164
                                                                         ----------
                            Michigan - 1.9%
  1,000,000           Detroit Prerefunded GO Ser. A
                      6.80%, 4/1/15 ................................      1,154,280
  1,030,000           Detroit Wtr. Supply Sys. RB
                      Sr. Lien Ser. A
                      5.75%, 7/1/11 (MBIA) .........................      1,130,343
    300,000           Michigan Muni. Bond Auth. RB
                      (Local Govt. Loan Proj.),
                      Ser 1994G
                      6.55%, 11/1/08 (AMBAC) .......................        340,827
  1,000,000           Michigan Bldg. Auth. RB Fac.
                      Proj. Ser. II
                      5.05%, 10/15/14 ..............................        992,010
  2,000,000           Monroe Cnty. Econ. Dev. Corp.
                      Ltd. Prerefunded RB (Comm.
                      Hlth. Serv. Proj.)
                      7.00%, 9/1/21 (MBIA) .........................      2,215,180
                                                                         ----------
                                                                          5,832,640
                                                                         ----------
                           Minnesota - 0.7%
  2,000,000           Minnesota St. Prerefunded GO
                      6.63%, 8/1/08 ................................      2,157,000
                                                                         ----------
                            Missouri - 3.3%
    480,000           Missouri Hsg. Dev. Commission
                      Single Family Mtge. RB
                      (Homeownership Loan Proj.),
                      1996 Ser. D
                      6.00%, 9/1/17
                      (Collaterialized by GNMA or
                      FNMA Certificates AMT) .......................        500,424
    930,000           Missouri Hsg. Dev. Commission
                      Single Family Mtge. RB
                      (Homeownership Loan Proj.),
                      1996 Ser. B
                      6.25%, 9/1/15
                      (Collaterialized by GNMA or
                      FNMA Certificates) ...........................        981,680
  1,000,000           Missouri Hsg. Dev. Commission
                      Mtge.
                      5.55%, 3/1/29 ................................      1,022,980

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                        Value
MUNICIPAL OBLIGATIONS - continued
                      Missouri - continued
$ 2,000,000           Sikeston Elec. Prerefunded RB
                      6.25%, 6/1/22 (MBIA) ..........................     $2,194,380
  2,250,000           Sikeston Elec. RB
                      6.25%, 6/1/12 (MBIA) ..........................      2,468,677
    775,000           Sikeston Elec. RB
                      6.00%, 6/1/13 (MBIA) ..........................        871,643
    500,000           St. Louis Board of Ed. GO
                      Refunding Ser. A
                      5.50%, 4/1/10 .................................        537,795
    500,000           St. Louis Muni. Fin. Corp.
                      Leasehold Rev. Imp. Bonds
                      (City Justice Ctr.),
                      Ser. 1996A
                      5.95%, 2/15/16 (AMBAC) ........................        539,370
  1,000,000           St. Louis Regl. Convention &
                      Sports Complex Auth. RB Facs. C
                      5.30%, 8/15/17 (AMBAC) ........................      1,010,530
                                                                          ----------
                                                                          10,127,479
                                                                          ----------
                       Nevada - 0.7%
  1,000,000           Clark Cnty., Las Vegas
                      McCarran Int'l Arpt.
                      Passanger Facs. RB Ser. A,
                      1992 Series A
                      6.00%, 7/1/22 (AMBAC) .........................      1,071,500
  1,000,000           Washoe Cnty. GO
                      5.00%, 6/1/17 (MBIA) ..........................        978,220
                                                                          ----------
                                                                           2,049,720
                                                                          ----------
                      New Jersey - 0.5%
  1,400,000           New Jersey Tpke. Auth. RB
                      Ser. C
                      6.50%, 1/1/16 (MBIA) ..........................      1,647,786
                                                                          ----------
                      New York - 6.6%
  2,500,000           Metro Trans. Auth. NY
                      Commuter Facs. RB Ser. C-2
                      5.38%, 7/1/27 (FGIC) ..........................      2,540,950
  1,000,000           Metro Trans. Auth. NY
                      Commuter Facs. RB Ser. D
                      5.13%, 7/1/22 (MBIA) ..........................        982,880
    375,000           New York City GO Ser. L
                      5.38%, 8/1/11 (MBIA) ..........................        389,662
  2,485,000           New York City Prerefunded GO
                      Ser. A
                      8.00%, 8/15/21 ................................      2,822,190
  2,000,000           New York City Transitional
                      Fin. Auth. RB Future Tax
                      Secured Ser. A
                      5.00%, 8/15/15 ................................      1,963,460
    250,000           New York St. Mtge. Agcy.
                      Homeowner Mtge. RB, Ser. 44
                      (AMT)
                      6.60%, 4/1/03 .................................        264,090
    990,000           New York St. Mtge. Agcy.
                      Homeowner Mtge. RB, Ser. 56
                      (AMT)
                      5.88%, 10/1/19 ................................      1,025,363
    245,000           New York St. Med. Care Facs.
                      Fin. Agcy. RB (Mental Hlth.
                      Svcs. Facs.), 1992 Ser. B
                      6.25%, 8/15/10 (AMBAC) ........................        264,281


      Principal
       Amount                                                        Value
MUNICIPAL OBLIGATIONS - continued
                      New York - continued
$ 2,000,000           New York St. Med. Care Facs.
                      Fin. Agcy. RB Refunding Hosp.
                      Insured Mtge. A
                      5.38%, 2/15/25 (MBIA) .........................     $2,017,100
    500,000           New York St. Med. Care Facs.
                      Fin. Agcy. RB (Mental Hlth.
                      Svcs. Facs.), 1995 Ser. A
                      6.00%, 2/15/25 (MBIA) .........................        532,125
    500,000           New York St. Mtge. Agcy. RB
                      (Homeowner Mtge.) Ser. 63,
                      (AMT)
                      5.60%, 4/1/10 .................................        518,970
  1,000,000           New York St. Thruway Auth.
                      Ser. C
                      6.00%, 1/1/25 (FGIC) ..........................      1,070,810
  1,000,000           New York St. Thruway Auth. RB
                      Ser. B
                      5.00%, 1/1/20 (MBIA) ..........................        971,510
    250,000           Port Auth. of New York & New
                      Jersey Consolidated Bonds,
                      97th Ser. 2nd Installment
                      (AMT)
                      7.00%, 7/15/05 (FGIC) .........................        288,993
  2,000,000           Port Auth. of New York & New
                      Jersey Special Obligation RB
                      (JFK Intl. Aprt. Terminal 6
                      Proj.)
                      6.25%, 12/1/10 ((MBIA) (AMT)) .................      2,270,660
  2,000,000           United Nations Dev. Corp.
                      Prerefunded RB Ser. A
                      6.00%, 7/1/26 .................................      2,203,040
                                                                          ----------
                                                                          20,126,084
                                                                          ----------
                      North Carolina - 0.2%
    500,000           North Carolina Hsg. Fin.
                      Agcy. Single Family Ser. 00,
                      (Orig. Avg. Life Est.)
                      5.80%, 9/1/12 (FHA) ............................       526,430
                                                                          ----------
                      North Dakota - 0.3%
  1,000,000           Mercer Cnty. Poll. Ctrl. RRB
                      (Basin Elec. Pwr.
                      Cooperative-Antelope Valley
                      Unit 1 & Common Facs.),
                      Second 1995 Ser.
                      6.05%, 1/1/19 (AMBAC) .........................      1,079,750
                                                                          ----------
                         Ohio - 1.9%
    500,000           Akron Econ. Dev. RB
                      6.00%, 12/1/12 (MBIA) .........................        562,055
    700,000           Board of Ed. Beavercreek
                      Local Sch. Dist. (Cnty. of
                      Greene) Sch. Imp. Bonds
                      (Unltd. Tax GO), Ser. 1996
                      6.60%, 12/1/15 (FGIC) .........................        838,236
  1,000,000           Cleveland Arpt. Sys. RB Ser. A
                      5.13%, 1/1/17 (FSA AMT) .......................        978,120
  2,000,000           Cleveland Prerefunded GO
                      Ser. B
                      6.75%, 10/1/08 (AMBAC) ........................      2,206,580
  1,000,000           Jefferson Cnty. GO Refunding
                      Improvement
                      5.70%, 12/1/13 ................................      1,097,550
                                                                          ----------
                                                                           5,682,541
                                                                          ----------

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                            Value
MUNICIPAL OBLIGATIONS - continued
                             Oregon - 0.3%
$ 1,025,000           Eugene Cnty. Elec. Util. RB
                      4.75%, 8/1/12 .....................................     $1,003,034
                                                                              ----------
                       Pennsylvania - 5.2%
  2,500,000           North Penn Wtr. Auth. RB
                      6.88%, 11/1/19 (FGIC) .............................      2,887,575
  2,000,000           North Wales Wtr. Auth. RB
                      7.00%, 11/1/20 (FGIC) .............................      2,307,900
    500,000           Pennsylvania Convention Ctr.
                      Auth. RB Ser. A, 1989 Ser. A
                      6.70%, 9/1/16 (FGIC) ..............................        592,890
    500,000           Pennsylvania Higher Ed. Facs.
                      Auth. RB Drexel Univ.
                      4.80%, 5/1/28 (MBIA) ..............................        466,135
    500,000           Pennsylvania Hsg. Fin. Agcy.
                      Single Family Mtge. Ser. 61B RB
                      5.20%, 10/1/14 ....................................        502,150
  1,965,000           Pennsylvania
                      Intergovernmental Coop. Auth.
                      Spec. Tax Rev. Phil. Funding
                      Prog., Prerefunded
                      6.80%, 6/15/12 ....................................      2,164,369
  1,450,000           Pennsylvania
                      Intergovernmental Coop. Auth.
                      Spec. Tax Rev. Phil. Funding
                      Prog., Prerefunded
                      7.00%, 6/15/14 ....................................      1,684,407
  3,000,000           Philadelphia Hosp. & Higher
                      Ed. Facs. Auth. Prerefunded
                      RB Childrens Hosp. Proj. Ser. A
                      6.50%, 2/15/21 ....................................      3,297,390
    750,000           Philadelphia Wtr. & Wastewater RB
                      6.25%, 8/1/11 (MBIA) ..............................        858,525
  1,000,000           York Cnty. Solid Waste &
                      Refuse Auth. Solid Waste Sys. RB
                      5.50%, 12/1/11 (FGIC) .............................      1,075,740
                                                                              ----------
                                                                              15,837,081
                                                                              ----------
                      South Dakota - 0.4%
  1,235,000           South Dakota Hsg. Dev. Auth.
                      RB Homeownership B
                      5.25%, 5/1/17 .....................................      1,238,236
                                                                              ----------
                          Tennessee - 0.1%
    300,000           Bristol Hlth. & Edl. Facs.
                      Board RRB (Bristol Mem.
                      Hosp.), Ser. 1993
                      6.75%, 9/1/07 (FGIC) ..............................        350,079
                                                                              ----------
                              Texas - 4.7%
  1,000,000           Cypress Fair Independent Sch. Dist.
                      5.13%, 2/15/12 ....................................      1,012,780
  1,000,000           Harris Cnty. Hlth. Facs.
                      Hosp. RB (Memorial Hermann
                      Hosp. Sys. Proj.)
                      5.50%, 6/1/10 .....................................      1,062,920
  1,000,000           Houston Wtr. Conveyance Sys.
                      Contract COP, Ser. 1993J
                      6.13%, 12/15/09 (AMBAC) ...........................      1,133,850
    500,000           Houston Wtr. Conveyance Sys.
                      Contract COP, Ser. 1993H
                      7.50%, 12/15/10 (AMBAC) ...........................        632,745
  1,500,000           Irving Independent Sch. Dist. GO
                      5.13%, 2/15/18 ....................................      1,488,090
    460,000           Lubbock Elec. Light & Pwr. Sys. RB
                      4.25%, 4/15/16 (AMBAC) ............................        412,229


      Principal
       Amount                                                            Value
MUNICIPAL OBLIGATIONS - continued
                      Texas - continued
$   460,000           Lubbock Elec. Light & Pwr. Sys. RB
                      4.25%, 4/15/17 (AMBAC) ............................     $  409,110
  1,000,000           San Antonio Elec. & Gas RB
                      5.25%, 2/1/10 .....................................      1,039,320
  2,000,000           San Antonio Prerefunded GO
                      6.75%, 8/1/08 .....................................      2,164,060
  1,500,000           Tarrant Cnty. Hlth. Facs.
                      Dev. Corp. Hlth. Res. Sys. Ser. A
                      5.25%, 2/15/17 (MBIA) .............................      1,499,910
  1,000,000           Texas Muni. Pwr. Agcy. RB
                      5.25%, 9/1/09 (MBIA) ..............................      1,054,460
  2,000,000           Univ. of Texas Permanent
                      Univ. Fund RB Prerefunded
                      6.50%, 7/1/11 .....................................      2,180,200
                                                                              ----------
                                                                              14,089,674
                                                                              ----------
                               Utah - 0.4%
    500,000           Salt Lake City Hosp. RB (IHC
                      Hosp., Inc.)
                      6.30%, 2/15/15 ....................................        576,570
    500,000           Utah Hsg. Fin. Agcy. RB
                      (Single Family Mtge.) Ser. B
                      6.00%, 7/1/16 (FHA) ...............................        528,775
                                                                              ----------
                                                                               1,105,345
                                                                              ----------
                            Vermont - 0.5%
  1,315,000           Burlington Elec. RB Ser. A
                      6.25%, 7/1/12 (MBIA) .............................       1,511,514
                                                                              ----------
                           Virginia - 0.7%
  1,000,000           Virginia Hsg. Dev. Auth.
                      Commonwealth Mtg. RB Ser. H,
                      Sub-Ser. H-1-RMK
                      5.00%, 7/1/14 .....................................        998,820
  1,000,000           Virginia Pub. Bldg. Auth.
                      Facs. RB Ser. A
                      5.38%, 8/1/10 .....................................      1,052,290
                                                                              ----------
                                                                               2,051,110
                                                                              ----------
                         Washington - 0.3%
    500,000           Snohomish Cnty. Sch. Dist. GO
                      5.70%, 12/1/15 (FGIC) .............................        529,680
    500,000           Vancouver Wtr. & Swr. RB
                      5.25%, 6/1/17 (MBIA) ..............................        502,130
                                                                              ----------
                                                                               1,031,810
                                                                              ----------
                      West Virginia - 0.7%
  1,000,000           West Virginia St. Ser. A
                      5.75%, 11/1/21 (FGIC) .............................      1,055,120
  1,000,000           West Virginia St. Hsg. Dev.
                      Fund RB Ser. A
                      6.05%, 5/1/27 .....................................      1,057,610
                                                                              ----------
                                                                               2,112,730
                                                                              ----------
                          Wisconsin - 0.6%
  1,000,000           Wisconsin Clean Wtr. RB Ser. 1
                      6.88%, 6/1/11 .....................................      1,206,710
    500,000           Wisconsin Hsg. & Econ. Dev.
                      Auth. Home Ownership RB
                      Ser. E (AMT)
                      6.00%, 9/1/28 .....................................        520,290
                                                                              ----------
                                                                               1,727,000
                                                                              ----------

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




    Principal
     Amount                                                       Value
MUNICIPAL OBLIGATIONS - continued
                Puerto Rico - 1.3%
 $  1,000,000   Puerto Rico Commonwealth GO
                6.50%, 7/1/10 (MBIA) ...........................    $  1,173,250
      225,000   Puerto Rico Commonwealth
                Infrastructure Fin. Auth. RB Ser. A
                5.00%, 7/1/28 (AMBAC) ..........................         218,160
    1,000,000   Puerto Rico Elec. Pwr. Auth. RB
                Ser. DD
                5.00%, 7/1/28 ..................................         953,500
      500,000   Puerto Rico Elec. Pwr. Auth. RB Ser. BB
                6.25%, 7/1/10 (MBIA) ...........................         575,040
      500,000   Puerto Rico Hsg. Bank & Fin.
                Agcy. RB (Single Family
                Affordable Hsg. Mtge. Subsidy
                Prog.) Portfolio I (AMT)
                5.85%, 4/1/09 ..................................         524,590
      500,000   Puerto Rico Pub. Bldgs. Auth.
                RB Govt. Fac. Ser. B
                5.10%, 7/1/10 (MBIA) ...........................         518,170
                                                                    ------------
                                                                       3,962,710
                                                                    ------------
                Total Long Term
                (cost $155,015,764) ............................     157,875,955
                                                                    ------------
                Short Term - 7.0%
                       Indiana - 0.3%
    1,000,000   Purdue Univ. RB Ser. H
                3.60% - VRDN ...................................       1,000,000
                                                                    ------------
                          Iowa - 2.2%
    6,700,000   Iowa Finance Auth. RB
                3.75% - VRDN ...................................       6,700,000
                                                                    ------------
                 Massachusetts - 1.7%
    5,000,000   Massachusetts St. Hlth. &
                Edl. Facs., Capital Assets
                Program, Series D
                3.80% - VRDN ...................................       5,000,000
                                                                    ------------


    Principal
     Amount                                                       Value
MUNICIPAL OBLIGATIONS - continued
                New York - 1.6%
 $  3,800,000   New York City Muni. Wtr. Fin.
                Auth.; Wtr. and Swr. Sys. RB,
                1993 Ser. C
                3.85% - VRDN (FGIC) ............................    $  3,800,000
    1,000,000   New York City Muni. Wtr. Fin.
                Auth. Wtr. & Swr. Ser. C
                Mandatory Tendr Upon Exp/Term
                Of Liquidity
                3.85% - VRDN (FGIC) ............................       1,000,000
                                                                    ------------
                                                                       4,800,000
                                                                    ------------
                         Texas - 0.3%
    1,000,000   Coastal Bend Hlth. Facs. Dev.
                3.70% - VRDN ...................................       1,000,000
                                                                    ------------
                     Wisconsin - 0.4%
    1,110,000   Louisiana Crosse Indl. Dev. RB
                3.85% - VRDN ...................................................
                                                                       1,110,000
                                                                    ------------
                       Wyoming - 0.5%
    1,600,000   Lincoln Cnty. Poll. Ctrl. RRB
                3.85% - VRDN ...................................       1,600,000
                                                                    ------------
                Total Short Term
                (cost $21,210,000) .............................      21,210,000
                                                                    ------------
                Total Municipal Obligations
                (cost $176,225,764) ............................     179,085,955
                                                                    ------------


   Shares                                               Amount
MUTUAL FUND SHARES - 0.0% (a)
  152,000   Federated Tax Free
            Obligations Fund (at net asset value)
            (cost $152,000) ...................          152,000
                                                         -------
            Total Investments -
            (cost $268,854,476) .....  100.3%        303,383,743
            Other Assets and
            Liabilities - net .......  ( 0.3%)          (882,503)
                                       -----         -----------
            Net Assets ..............  100.0%       $302,501,240
                                       =====        ============

*     Non income producing securities.
** At March 31, 1998 the Fund owned 3,000 shares of common stock of First Union Corp. at a cost of $57,890. During the period ended March 31, 1998 the Fund earned $3,900 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(a)   Less than one-tenth of a percent.

Summary of abbreviations:
ADS     American Depository Shares
AMT     Subject to Alternative Minimum Tax
FHA     Federal Housing Authority
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Corp.
GO      General Obligations
GNMA    Government National Mortgage Corp.
RB      Revenue Bonds
REIT    Real Estate Investment Trust
RRB     Refunding Revenue Bonds
STRYPES Structured Yield Product Exchangeable for Stock
TECONS  Term Convertible Shares
VRDN Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. These notes normally incorporate an irrevocable letter of credit or line of credit from a major bank. Interest rates presented for these securities are those in effect as of March 31, 1998.

Municipal bond insurance companies:
AMBAC   American Municipal Bond Assurance Corp.
FGIC    Financial Guarantee Insurance Corp.
MBIA    Municipal Bond Insurance Association


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Balanced Funds




                     Statements of Assets and Liabilities

                                 March 31, 1998


                                                                                American
                                                                               Retirement
                                                                                  Fund
                                                                           -----------------
Assets
 Investments at value (identified cost - $192,500,813, $1,280,624,600,
  $1,935,098,601 and $268,854,476, respectively)..........................   $ 234,985,901
 Cash ....................................................................         194,322
 Receivable for investments sold .........................................          62,143
 Receivable for Fund shares sold .........................................       1,353,344
 Dividends and interest receivable .......................................       1,458,986
 Unamortized organization expenses .......................................               0
 Unrealized appreciation on forward foreign
  currency exchange contracts ............................................               0
 Prepaid expenses and other assets .......................................          76,514
--------------------------------------------------------------------------   -------------
  Total assets ...........................................................     238,131,210
--------------------------------------------------------------------------   -------------
Liabilities
 Payable for investments purchased .......................................       3,550,955
 Payable for Fund shares repurchased .....................................         400,533
 Advisory fee payable ....................................................         144,415
 Distribution Plan expenses payable ......................................         121,943
 Due to related parties ..................................................               0
 Accrued expenses and other liabilities ..................................          94,022
--------------------------------------------------------------------------   -------------
  Total liabilities ......................................................       4,311,868
--------------------------------------------------------------------------   -------------
Net assets ...............................................................   $ 233,819,342
==========================================================================   =============
Net assets represented by
 Paid-in capital .........................................................   $ 189,282,268
 Undistributed (distributions in excess of) net investment income ........         235,752
 Accumulated net realized gain on investments,
  futures contracts and foreign currency related transactions ............       1,816,234
 Net unrealized appreciation on investments and
  foreign currency related transactions ..................................      42,485,088
--------------------------------------------------------------------------   -------------
  Total net assets .......................................................   $ 233,819,342
==========================================================================   =============
Net assets consists of
 Class A .................................................................   $  29,004,525
 Class B .................................................................     158,251,514
 Class C .................................................................       2,777,392
 Class Y .................................................................      43,785,911
--------------------------------------------------------------------------   -------------
                                                                             $ 233,819,342
                                                                             =============
Shares outstanding
 Class A .................................................................       1,736,778
 Class B .................................................................       9,526,808
 Class C .................................................................         166,810
 Class Y .................................................................       2,621,505
--------------------------------------------------------------------------   -------------
Net asset value per share
 Class A .................................................................   $       16.70
==========================================================================   =============
 Class A - Offering price (based on sales charge of 4.75%) ...............   $       17.53
==========================================================================   =============
 Class B .................................................................   $       16.61
==========================================================================   =============
 Class C .................................................................   $       16.65
==========================================================================   =============
 Class Y .................................................................   $       16.70
==========================================================================   =============



                                                                                                                    Tax-Strategic
                                                                                  Balanced         Foundation        Foundation
                                                                                   Fund               Fund              Fund
                                                                           ------------------- ----------------- -----------------
Assets
 Investments at value (identified cost - $192,500,813, $1,280,624,600,
  $1,935,098,601 and $268,854,476, respectively)..........................   $ 1,897,588,085    $2,626,081,854     $ 303,383,743
 Cash ....................................................................               984           755,162               731
 Receivable for investments sold .........................................        15,147,304                 0                 0
 Receivable for Fund shares sold .........................................         1,152,930        12,537,545         4,234,931
 Dividends and interest receivable .......................................        11,257,799         9,893,420         2,463,873
 Unamortized organization expenses .......................................                 0                 0             4,862
 Unrealized appreciation on forward foreign
  currency exchange contracts ............................................           971,860                 0                 0
 Prepaid expenses and other assets .......................................           391,480           204,409            47,793
---------------------------------------------------------------------------  ---------------    --------------     -------------
  Total assets ...........................................................     1,926,510,442     2,649,472,390       310,135,933
---------------------------------------------------------------------------  ---------------    --------------     -------------
Liabilities
 Payable for investments purchased .......................................        24,812,113         3,028,219         6,862,231
 Payable for Fund shares repurchased .....................................         3,159,453         2,491,690           280,329
 Advisory fee payable ....................................................           688,926         1,648,099           227,316
 Distribution Plan expenses payable ......................................           555,541           879,282           181,285
 Due to related parties ..................................................            27,600                 0                 0
 Accrued expenses and other liabilities ..................................           113,068           197,488            83,532
---------------------------------------------------------------------------  ---------------    --------------     -------------
  Total liabilities ......................................................        29,356,701         8,244,778         7,634,693
---------------------------------------------------------------------------  ---------------    --------------     -------------
Net assets ...............................................................   $ 1,897,153,741    $2,641,227,612     $ 302,501,240
===========================================================================  ===============    ==============     =============
Net assets represented by
 Paid-in capital .........................................................   $ 1,232,456,544    $1,944,730,227     $ 267,647,747
 Undistributed (distributions in excess of) net investment income ........         2,779,889           (35,481)           17,451
 Accumulated net realized gain on investments,
  futures contracts and foreign currency related transactions ............        43,981,058         5,549,613           306,775
 Net unrealized appreciation on investments and
  foreign currency related transactions ..................................       617,936,250       690,983,253        34,529,267
---------------------------------------------------------------------------  ---------------    --------------     -------------
  Total net assets .......................................................   $ 1,897,153,741    $2,641,227,612     $ 302,501,240
===========================================================================  ===============    ==============     =============
Net assets consists of
 Class A .................................................................   $ 1,277,419,448    $  350,078,735     $  69,878,735
 Class B .................................................................       579,673,910     1,123,867,181       185,042,260
 Class C .................................................................           829,197        50,216,288        27,699,006
 Class Y .................................................................        39,231,186     1,117,065,408        19,881,239
---------------------------------------------------------------------------  ---------------    --------------     -------------
                                                                             $ 1,897,153,741    $2,641,227,612     $ 302,501,240
                                                                             ===============    ==============     =============
Shares outstanding
 Class A .................................................................        99,290,770        17,129,241         4,272,621
 Class B .................................................................        45,003,516        55,243,018        11,331,967
 Class C .................................................................            64,372         2,468,520         1,699,021
 Class Y .................................................................         3,050,729        54,619,171         1,213,326
---------------------------------------------------------------------------  ---------------    --------------     -------------
Net asset value per share
 Class A .................................................................   $         12.87    $        20.44     $       16.36
===========================================================================  ===============    ==============     =============
 Class A - Offering price (based on sales charge of 4.75%) ...............   $         13.51    $        21.46     $       17.18
===========================================================================  ===============    ==============     =============
 Class B .................................................................   $         12.88    $        20.34     $       16.33
===========================================================================  ===============    ==============     =============
 Class C .................................................................   $         12.88    $        20.34     $       16.30
===========================================================================  ===============    ==============     =============
 Class Y .................................................................   $         12.86    $        20.45     $       16.39
===========================================================================  ===============    ==============     =============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Balanced Funds




                           Statements of Operations

                           Year Ended March 31, 1998


                                                                                        American
                                                                                      Retirement       Balanced
                                                                                         Fund           Fund*
                                                                                    -------------- ---------------
Investment income
 Dividends (net of foreign withholding taxes of $14,071, $33,136, $9,289, and
  $924, respectively)..............................................................  $ 3,825,947    $ 16,541,641
 Interest .........................................................................    4,464,283      35,108,602
-----------------------------------------------------------------------------------  -----------    ------------
Total income ......................................................................    8,290,230      51,650,243
Expenses
 Advisory fee .....................................................................    1,350,506       5,534,574
 Distribution Plan expenses .......................................................    1,236,802       7,232,979
 Transfer agent fees ..............................................................      385,565       2,214,659
 Trustees fees ....................................................................        9,529         117,124
 Administrative services fees .....................................................            0         294,242
 Other ............................................................................      327,060         913,574
-----------------------------------------------------------------------------------  -----------    ------------
  Total expenses ..................................................................    3,309,462      16,307,152
 Less: Indirectly paid expenses ...................................................       (5,046)         (2,660)
-----------------------------------------------------------------------------------  -----------    ------------
  Net expenses ....................................................................    3,304,416      16,304,492
-----------------------------------------------------------------------------------  -----------    ------------
 Net investment income ............................................................    4,985,814      35,345,751
-----------------------------------------------------------------------------------  -----------    ------------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency related transactions
 Net realized gain (loss) on:
  Investments .....................................................................    5,840,219     128,518,720
  Futures contracts ...............................................................            0        (266,127)
  Foreign currency related transactions ...........................................            0      (1,250,925)
-----------------------------------------------------------------------------------  -----------    ------------
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ............................................................    5,840,219     127,001,668
-----------------------------------------------------------------------------------  -----------    ------------
 Net change in unrealized appreciation of investments and foreign currency
  related transactions ............................................................   31,534,034      84,015,495
-----------------------------------------------------------------------------------  -----------    ------------
 Net realized and unrealized gain on investments, futures contracts and foreign
  currency related transactions ...................................................   37,374,253     211,017,163
-----------------------------------------------------------------------------------  -----------    ------------
 Net increase in net assets resulting from operations .............................  $42,360,067    $246,362,914
===================================================================================  ===========    ============



                                                                                                      Tax-Strategic
                                                                                       Foundation      Foundation
                                                                                          Fund            Fund
                                                                                    --------------- ---------------
Investment income
 Dividends (net of foreign withholding taxes of $14,071, $33,136, $9,289, and
  $924, respectively)..............................................................  $ 24,841,677     $ 1,251,681
 Interest .........................................................................    52,356,287       4,781,233
------------------------------------------------------------------------------------ ------------     -----------
Total income ......................................................................    77,197,964       6,032,914
Expenses
 Advisory fee .....................................................................    16,156,433       1,451,786
 Distribution Plan expenses .......................................................     9,377,671       1,200,054
 Transfer agent fees ..............................................................     3,887,808         204,142
 Trustees fees ....................................................................        59,346           6,683
 Administrative services fees .....................................................             0               0
 Other ............................................................................     1,617,873         285,694
------------------------------------------------------------------------------------ ------------     -----------
  Total expenses ..................................................................    31,099,131       3,148,359
 Less: Indirectly paid expenses ...................................................        (7,771)         (3,963)
------------------------------------------------------------------------------------ ------------     -----------
  Net expenses ....................................................................    31,091,360       3,144,396
------------------------------------------------------------------------------------ ------------     -----------
 Net investment income ............................................................    46,106,604       2,888,518
------------------------------------------------------------------------------------ ------------     -----------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency related transactions
 Net realized gain (loss) on:
  Investments .....................................................................    37,733,396       1,331,487
  Futures contracts ...............................................................             0               0
  Foreign currency related transactions ...........................................             0               0
------------------------------------------------------------------------------------ ------------     -----------
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ............................................................    37,733,396       1,331,487
------------------------------------------------------------------------------------ ------------     -----------
 Net change in unrealized appreciation of investments and foreign currency
  related transactions ............................................................   507,820,113      28,378,750
------------------------------------------------------------------------------------ ------------     -----------
 Net realized and unrealized gain on investments, futures contracts and foreign
  currency related transactions ...................................................   545,553,509      29,710,237
------------------------------------------------------------------------------------ ------------     -----------
 Net increase in net assets resulting from operations .............................  $591,660,113     $32,598,755
==================================================================================== ============     ===========

* For the nine-month period ended March 31, 1998. Balanced Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.



                            Year Ended June 30, 1997

                                                                                                Balanced
                                                                                                 Fund
                                                                                           ----------------
Investment income
 Interest ................................................................................   $ 40,204,287
 Dividends (net of foreign withholding taxes of $91,085)..................................     24,547,062
------------------------------------------------------------------------------------------   ------------
Total income .............................................................................     64,751,349
Expenses
 Advisory fee ............................................................................      6,854,615
 Distribution Plan expenses ..............................................................     15,437,631
 Transfer agent fees .....................................................................      2,979,483
 Administative service fees ..............................................................        101,818
 Custodian fees ..........................................................................        596,802
 Trustees fees ...........................................................................         55,886
 Other ...................................................................................        193,248
------------------------------------------------------------------------------------------   ------------
  Total expenses .........................................................................     26,219,483
 Less: Indirectly paid expenses ..........................................................       (146,111)
------------------------------------------------------------------------------------------   ------------
  Net expenses ...........................................................................     26,073,372
------------------------------------------------------------------------------------------   ------------
 Net investment income ...................................................................     38,677,977
------------------------------------------------------------------------------------------   ------------
Net realized and unrealized gain on investments and foreign currency related transactions
 Net realized gain on:
  Investments ............................................................................    116,423,636
  Foreign currency related transactions ..................................................      4,563,646
------------------------------------------------------------------------------------------   ------------
 Net realized gain on investments and foreign currency related transactions ..............    120,987,282
------------------------------------------------------------------------------------------   ------------
 Net change in unrealized appreciation of investments and foreign currency related            146,568,036
------------------------------------------------------------------------------------------   ------------
  transactions
-------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency related                 267,555,318
------------------------------------------------------------------------------------------   ------------
  transactions
-------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations ....................................   $306,233,295
==========================================================================================   ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds




                      Statements of Changes in Net Assets

                           Year Ended March 31, 1998


                                                                                   American
                                                                                 Retirement
                                                                                    Fund
                                                                              ----------------
Operations
 Net investment income ......................................................  $   4,985,814
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................      5,840,219
 Net change in unrealized appreciation of investments and foreign
  currency related transactions .............................................     31,534,034
-----------------------------------------------------------------------------  -------------
 Net increase in net assets resulting from operations .......................     42,360,067
-----------------------------------------------------------------------------  -------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................       (695,207)
  Class B ...................................................................     (2,792,552)
  Class C ...................................................................        (49,486)
  Class Y ...................................................................     (1,312,760)
 In excess of net investment income
  Class A ...................................................................              0
  Class B ...................................................................              0
  Class C ...................................................................              0
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................       (514,560)
  Class B ...................................................................     (2,734,907)
  Class C ...................................................................        (50,154)
  Class Y ...................................................................       (874,184)
-----------------------------------------------------------------------------  -------------
  Total distributions to shareholders .......................................     (9,023,810)
-----------------------------------------------------------------------------  -------------
Capital share transactions
 Proceeds from shares sold ..................................................     86,591,263
 Payment for shares redeemed ................................................    (24,953,880)
 Net asset value of shares issued in reinvestment of distributions ..........      8,459,313
 Shares issued in acquisition of Evergreen Balanced Fund II .................              0
 Shares issued in acquisition of Keystone Balanced Fund II ..................              0
-----------------------------------------------------------------------------  -------------
  Net increase in net assets resulting from capital share transactions ......     70,096,696
-----------------------------------------------------------------------------  -------------
   Total increase in net assets .............................................    103,432,953
Net assets
 Beginning of year ..........................................................    130,386,389
-----------------------------------------------------------------------------  -------------
 End of year ................................................................  $ 233,819,342
=============================================================================  =============
Undistributed (distributions in excess of) net investment income ............  $     235,752
=============================================================================  =============



                                                                                    Balanced          Foundation
                                                                                     Fund*              Fund
                                                                              ------------------ ------------------
Operations
 Net investment income ......................................................   $   35,345,751     $   46,106,604
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................      127,001,668         37,733,396
 Net change in unrealized appreciation of investments and foreign
  currency related transactions .............................................       84,015,495        507,820,113
------------------------------------------------------------------------------  --------------     --------------
 Net increase in net assets resulting from operations .......................      246,362,914        591,660,113
------------------------------------------------------------------------------  --------------     --------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................      (12,029,418)        (6,648,634)
  Class B ...................................................................      (25,630,818)       (13,556,896)
  Class C ...................................................................           (2,502)          (596,052)
  Class Y ...................................................................         (263,102)       (25,594,285)
 In excess of net investment income
  Class A ...................................................................                0           (129,791)
  Class B ...................................................................                0           (748,102)
  Class C ...................................................................                0            (36,273)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................      (25,111,250)        (6,367,014)
  Class B ...................................................................     (168,719,950)       (19,081,303)
  Class C ...................................................................             (135)          (836,192)
  Class Y ...................................................................                0        (22,106,374)
------------------------------------------------------------------------------  --------------     --------------
  Total distributions to shareholders .......................................     (231,757,175)       (95,700,916)
------------------------------------------------------------------------------  --------------     --------------
Capital share transactions
 Proceeds from shares sold ..................................................      121,903,416        691,840,878
 Payment for shares redeemed ................................................     (278,715,460)      (299,555,598)
 Net asset value of shares issued in reinvestment of distributions ..........      199,041,548         89,801,360
 Shares issued in acquisition of Evergreen Balanced Fund II .................      214,923,155                  0
 Shares issued in acquisition of Keystone Balanced Fund II ..................                0          8,490,928
------------------------------------------------------------------------------  --------------     --------------
  Net increase in net assets resulting from capital share transactions ......      257,152,659        490,577,568
------------------------------------------------------------------------------  --------------     --------------
   Total increase in net assets .............................................      271,758,398        986,536,765
Net assets
 Beginning of year ..........................................................    1,625,395,343      1,654,690,847
------------------------------------------------------------------------------  --------------     --------------
 End of year ................................................................   $1,897,153,741     $2,641,227,612
==============================================================================  ==============     ==============
Undistributed (distributions in excess of) net investment income ............   $    2,779,889     $      (35,481)
==============================================================================  ==============     ==============



                                                                                Tax-Strategic
                                                                                 Foundation
                                                                                    Fund
                                                                              ---------------
Operations
 Net investment income ......................................................  $   2,888,518
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................      1,331,487
 Net change in unrealized appreciation of investments and foreign
  currency related transactions .............................................     28,378,750
------------------------------------------------------------------------------ -------------
 Net increase in net assets resulting from operations .......................     32,598,755
------------------------------------------------------------------------------ -------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................       (845,312)
  Class B ...................................................................     (1,429,127)
  Class C ...................................................................       (189,734)
  Class Y ...................................................................       (422,361)
 In excess of net investment income
  Class A ...................................................................              0
  Class B ...................................................................              0
  Class C ...................................................................              0
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................       (424,397)
  Class B ...................................................................     (1,129,269)
  Class C ...................................................................       (141,334)
  Class Y ...................................................................       (207,645)
------------------------------------------------------------------------------ -------------
  Total distributions to shareholders .......................................     (4,789,179)
------------------------------------------------------------------------------ -------------
Capital share transactions
 Proceeds from shares sold ..................................................    212,133,212
 Payment for shares redeemed ................................................    (15,800,328)
 Net asset value of shares issued in reinvestment of distributions ..........      4,084,131
 Shares issued in acquisition of Evergreen Balanced Fund II .................
 Shares issued in acquisition of Keystone Balanced Fund II ..................              0
------------------------------------------------------------------------------ -------------
  Net increase in net assets resulting from capital share transactions ......    200,417,015
------------------------------------------------------------------------------ -------------
   Total increase in net assets .............................................    228,226,591
Net assets
 Beginning of year ..........................................................     74,274,649
------------------------------------------------------------------------------ -------------
 End of year ................................................................  $ 302,501,240
============================================================================== =============
Undistributed (distributions in excess of) net investment income ............  $      17,451
============================================================================== =============

* For the nine-month period ended March 31, 1998. Balanced Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds




                      Statements of Changes in Net Assets

                              Prior Periods - 1997


                                                                                  American
                                                                                 Retirement
                                                                                   Fund*
                                                                              ---------------
Operations
 Net investment income ......................................................  $    916,564
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................       274,144
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .....................................    (1,782,365)
-----------------------------------------------------------------------------  ------------
  Net increase (decrease) in net assets resulting from operations ...........      (591,657)
-----------------------------------------------------------------------------  ------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................      (114,069)
  Class B ...................................................................      (485,797)
  Class C ...................................................................       (11,029)
  Class Y ...................................................................      (323,235)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class B ...................................................................             0
-----------------------------------------------------------------------------  ------------
  Total distributions to shareholders .......................................      (934,130)
-----------------------------------------------------------------------------  ------------
Capital share transactions
 Proceeds from shares sold ..................................................    27,711,777
 Payments for shares redeemed ...............................................    (8,115,115)
 Net asset value of shares issued in reinvestment of distributions ..........       847,895
-----------------------------------------------------------------------------  ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................    20,444,557
-----------------------------------------------------------------------------  ------------
   Total increase in net assets .............................................    18,918,770
Net assets
 Beginning of year ..........................................................   111,467,619
-----------------------------------------------------------------------------  ------------
 End of year ................................................................  $130,386,389
=============================================================================  ============
Undistributed net investment income .........................................  $     11,347
=============================================================================  ============



                                                                                    Balanced          Foundation
                                                                                    Fund**              Fund*
                                                                              ------------------ ------------------
Operations
 Net investment income ......................................................   $   38,677,977     $   10,995,411
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................      120,987,282          7,808,618
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .....................................      146,568,036        (22,555,700)
------------------------------------------------------------------------------  --------------     --------------
  Net increase (decrease) in net assets resulting from operations ...........      306,233,295         (3,751,671)
------------------------------------------------------------------------------  --------------     --------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................                0         (1,460,563)
  Class B ...................................................................      (38,660,044)        (3,012,553)
  Class C ...................................................................                0           (138,668)
  Class Y ...................................................................                0         (5,968,305)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class B ...................................................................      (57,571,132)                 0
------------------------------------------------------------------------------  --------------     --------------
  Total distributions to shareholders .......................................      (96,231,176)       (10,580,089)
------------------------------------------------------------------------------  --------------     --------------
Capital share transactions
 Proceeds from shares sold ..................................................      200,987,044        124,109,877
 Payments for shares redeemed ...............................................     (351,020,484)       (76,822,274)
 Net asset value of shares issued in reinvestment of distributions ..........       84,249,628          9,578,914
------------------------------------------------------------------------------  --------------     --------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................      (65,783,812)        56,866,517
------------------------------------------------------------------------------  --------------     --------------
   Total increase in net assets .............................................      144,218,307         42,534,757
Net assets
 Beginning of year ..........................................................    1,481,177,036      1,612,156,090
------------------------------------------------------------------------------  --------------     --------------
 End of year ................................................................   $1,625,395,343     $1,654,690,847
==============================================================================  ==============     ==============
Undistributed net investment income .........................................   $    3,239,562     $      441,087
==============================================================================  ==============     ==============



                                                                                Tax-Strategic
                                                                                 Foundation
                                                                                   Fund*
                                                                              ---------------
Operations
 Net investment income ......................................................  $    316,568
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................       865,777
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .....................................      (916,721)
------------------------------------------------------------------------------ ------------
  Net increase (decrease) in net assets resulting from operations ...........       265,624
------------------------------------------------------------------------------ ------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................       (69,706)
  Class B ...................................................................      (123,210)
  Class C ...................................................................       (16,785)
  Class Y ...................................................................       (78,613)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class B ...................................................................             0
------------------------------------------------------------------------------ ------------
  Total distributions to shareholders .......................................      (288,314)
------------------------------------------------------------------------------ ------------
Capital share transactions
 Proceeds from shares sold ..................................................    17,462,938
 Payments for shares redeemed ...............................................    (1,659,842)
 Net asset value of shares issued in reinvestment of distributions ..........       211,565
------------------------------------------------------------------------------ ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................    16,014,661
------------------------------------------------------------------------------ ------------
   Total increase in net assets .............................................    15,991,971
Net assets
 Beginning of year ..........................................................    58,282,678
------------------------------------------------------------------------------ ------------
 End of year ................................................................  $ 74,274,649
============================================================================== ============
Undistributed net investment income .........................................  $     30,456
============================================================================== ============

* For the period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
** For the year ended June 30, 1997.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds




                      Statements of Changes in Net Assets

                              Prior Periods - 1996


                                                                                   American
                                                                                 Retirement
                                                                                    Fund*
                                                                              ----------------
Operations
 Net investment income ......................................................   $  2,435,368
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................        537,906
 Net change in unrealized appreciation on investments and foreign
  currency related transactions .............................................      6,223,491
-----------------------------------------------------------------------------   ------------
  Net increase in net assets resulting from operations ......................      9,196,765
-----------------------------------------------------------------------------   ------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................       (214,502)
  Class B ...................................................................       (839,295)
  Class C ...................................................................        (22,543)
  Class Y ...................................................................     (1,330,115)
 In excess of net investment income
  Class A ...................................................................              0
  Class B ...................................................................              0
  Class C ...................................................................              0
  Class Y ...................................................................              0
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................        (61,826)
  Class B ...................................................................       (302,689)
  Class C ...................................................................         (7,483)
  Class Y ...................................................................       (321,583)
 In excess of net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................         (3,185)
  Class B ...................................................................        (15,592)
  Class C ...................................................................           (385)
  Class Y ...................................................................        (16,566)
-----------------------------------------------------------------------------   ------------
  Total distributions to shareholders .......................................     (3,135,764)
-----------------------------------------------------------------------------   ------------
Capital share transactions
 Proceeds from shares sold ..................................................     66,932,304
 Payment for shares redeemed ................................................     (9,928,020)
 Net asset value of shares issued in reinvestment of distributions ..........      2,790,578
-----------------------------------------------------------------------------   ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................     59,794,862
-----------------------------------------------------------------------------   ------------
   Total increase in net assets .............................................     65,855,863
Net assets
 Beginning of year ..........................................................     45,611,756
-----------------------------------------------------------------------------   ------------
 End of year ................................................................   $111,467,619
=============================================================================   ============
Undistributed accumulated (distributions in excess of) net investment
 income .....................................................................   $     28,913
=============================================================================   ============



                                                                                                                     Tax-Strategic
                                                                                    Balanced         Foundation       Foundation
                                                                                    Fund**             Fund*            Fund*
                                                                              ------------------ ----------------- ---------------
Operations
 Net investment income ......................................................   $   38,649,314    $   45,192,977    $    858,454
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................       54,917,152        21,629,530       1,133,442
 Net change in unrealized appreciation on investments and foreign
  currency related transactions .............................................      132,899,484        96,176,448       4,531,613
------------------------------------------------------------------------------  --------------    --------------    ------------
  Net increase in net assets resulting from operations ......................      226,465,950       162,998,955       6,523,509
------------------------------------------------------------------------------  --------------    --------------    ------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................                0        (5,718,718)       (163,381)
  Class B ...................................................................      (38,649,314)      (12,786,120)       (306,929)
  Class C ...................................................................                0          (568,120)        (42,461)
  Class Y ...................................................................                0       (26,366,104)       (342,618)
 In excess of net investment income
  Class A ...................................................................                0                 0            (121)
  Class B ...................................................................       (4,413,251)                0            (226)
  Class C ...................................................................                0                 0             (31)
  Class Y ...................................................................                0                 0            (253)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................                0        (1,819,496)       (209,265)
  Class B ...................................................................      (18,717,526)       (5,077,907)       (555,359)
  Class C ...................................................................                0          (231,947)        (82,045)
  Class Y ...................................................................                0        (7,335,097)       (303,414)
 In excess of net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................                0                 0               0
  Class B ...................................................................                0                 0               0
  Class C ...................................................................                0                 0               0
  Class Y ...................................................................                0                 0               0
------------------------------------------------------------------------------  --------------    --------------    ------------
  Total distributions to shareholders .......................................      (61,780,091)      (59,903,509)     (2,006,103)
------------------------------------------------------------------------------  --------------    --------------    ------------
Capital share transactions
 Proceeds from shares sold ..................................................      227,626,268       717,070,601      32,091,878
 Payment for shares redeemed ................................................     (308,498,436)     (301,222,020)     (3,143,238)
 Net asset value of shares issued in reinvestment of distributions ..........       52,483,524        55,523,207       1,574,099
------------------------------------------------------------------------------  --------------    --------------    ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................      (28,388,644)      471,371,788      30,522,739
------------------------------------------------------------------------------  --------------    --------------    ------------
   Total increase in net assets .............................................      136,297,215       574,467,234      35,040,145
Net assets
 Beginning of year ..........................................................    1,344,879,821     1,037,688,856      23,242,533
------------------------------------------------------------------------------  --------------    --------------    ------------
 End of year ................................................................   $1,481,177,036    $1,612,156,090    $ 58,282,678
==============================================================================  ==============    ==============    ============
Undistributed accumulated (distributions in excess of) net investment
 income .....................................................................   $      115,118    $      138,085    $       (631)
==============================================================================  ==============    ==============    ============

*  For the year ended December 31, 1996.
** For the year ended June 30, 1996.





                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION


The Evergreen Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement"), Evergreen Balanced Fund ("Balanced"), Evergreen Foundation Fund ("Foundation"), and Evergreen Tax Strategic Foundation Fund ("Tax Strategic"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each Fund is a series of the Evergreen Equity Trust, a Delaware business Trust organized on September 18, 1997. Formerly, each Fund was organized as either a Massachusetts business Trust or a series of a Massachusetts business trust. American Retirement, Balanced, Foundation, Tax Strategic, are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.


2. REORGANIZATION OF EVERGREEN BALANCED FUND

The Fund was formed for the purpose of combining the net assets of the Evergreen Balanced Fund II (the "Evergreen Fund"), formerly the Evergreen Balanced Fund, and the net assets of the Keystone Balanced Fund (the "Keystone Fund"), formerly Keystone Balanced Fund K-1 through the Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund.

On January 21, 1998, prior to the Fund's acquisition of the Evergreen Fund's net assets, the Evergreen Fund transferred substantially all of its net assets related to its Class Y shares to Evergreen Select Balanced Fund, an institutional balanced fund, through a redemption-in-kind in the amount of approximately $729 million.

On January 23, 1998, the Fund acquired all of the remaining assets and certain identified liabilities of the Evergreen Fund in exchange for Class A, Class B, Class C and Class Y shares of the Fund. Also, the Fund acquired all of the assets and certain identified liabilities of the Keystone Fund in exchange for Class A, Class B and Class C shares of the Fund. These acquisitions were accomplished through tax-free exchanges of the respective shares of the Funds. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:



                                Value of Net      Number of      Unrealized
Acquired Fund                 Assets Acquired   Shares Issued   Appreciation
---------------------------- ----------------- --------------- --------------
    Evergreen Fund .........  $  214,923,155      17,901,009    $ 17,787,797
    Keystone Fund ..........   1,616,348,537     134,623,096     494,838,638

The net assets of the Fund immediately after the acquisition were $1,831,271,692.


Prior to the acquisition, the Keystone Fund added three classes of shares designated as Class A and Class C and designated its existing class of shares as Class B. Shareholders of the Keystone Fund who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

At the conclusion of the Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund, the surviving records of the Fund for accounting and performance purposes is the Keystone Fund and for taxation purposes is the Evergreen Fund.


3. ACQUISITION OF KEYSTONE BALANCED FUND II

Effective at the close of business on July 17, 1997, Foundation acquired the net assets of Keystone Balanced Fund II, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 111,203, 316,984, and 36,146 Class A, Class B and Class C shares, respectively, of Foundation. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,216,239. The aggregate net assets of Foundation immediately after the acquisition were $1,993,257,978.


4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Balanced, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. Such gains and losses are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

G. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.


The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (I) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatments for realized gains from foreign currency related transactions and certain distributions received from real estate investment trusts.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

5. CAPITAL SHARE TRANSACTIONS
The Funds have an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
AMERICAN RETIREMENT



                                                             Year Ended
                                                           March 31, 1998
                                                   ------------------------------
                                                       Shares         Amount
                                                   ------------- ----------------
Class A
Shares sold ......................................     776,394    $   11,977,023
Shares redeemed ..................................    (175,621)       (2,728,081)
Shares issued in reinvestment of distributions....      73,985         1,168,200
-------------------------------------------------- -----------   ---------------
Net increase .....................................     674,758        10,417,142
-------------------------------------------------- -----------   ---------------
Class B
Shares sold ......................................   4,220,724        64,924,905
Shares redeemed ..................................    (651,898)      (10,105,217)
Shares issued in reinvestment of distributions....     340,081         5,338,212
-------------------------------------------------- -----------   ---------------
Net increase .....................................   3,908,907        60,157,900
-------------------------------------------------- -----------   ---------------
Class C
Shares sold ......................................      80,905         1,241,277
Shares redeemed ..................................     (49,433)         (711,589)
Shares issued in reinvestment of distributions....       6,217            97,713
-------------------------------------------------- -----------   ---------------
Net increase .....................................      37,689           627,401
-------------------------------------------------- -----------   ---------------
Class Y
Shares sold ......................................     542,883         8,448,058
Shares redeemed ..................................    (749,260)      (11,408,993)
Shares issued in reinvestment of distributions....     117,732         1,855,188
-------------------------------------------------- -----------   ---------------
Net decrease .....................................     (88,645)       (1,105,747)
================================================== ===========   ===============
Net increase .....................................   4,532,709    $   70,096,696
================================================== ===========   ===============



                                                        Three Months Ended                Year Ended
                                                          March 31, 1997*             December 31, 1996
                                                   ----------------------------- ----------------------------
                                                       Shares         Amount         Shares        Amount
                                                   ------------- --------------- ------------- --------------
Class A
Shares sold ......................................     326,820    $  4,608,875       762,980    $ 10,140,786
Shares redeemed ..................................     (74,356)     (1,044,019)      (84,770)     (1,127,903)
Shares issued in reinvestment of distributions....       7,652         106,973        19,559         264,707
--------------------------------------------------------------   -------------   -----------   -------------
Net increase .....................................     260,116       3,671,829       697,769       9,277,590
--------------------------------------------------------------   -------------   -----------   -------------
Class B
Shares sold ......................................   1,531,877      21,511,234     3,892,133      51,648,645
Shares redeemed ..................................    (124,007)     (1,740,809)     (175,385)     (2,331,018)
Shares issued in reinvestment of distributions....      33,372         464,195        81,733       1,103,810
--------------------------------------------------------------   -------------   -----------   -------------
Net increase .....................................   1,441,242      20,234,620     3,798,481      50,421,437
--------------------------------------------------------------   -------------   -----------   -------------
Class C
Shares sold ......................................      25,543         360,283       100,739       1,334,965
Shares redeemed ..................................      (4,726)        (66,693)       (3,928)        (53,590)
Shares issued in reinvestment of distributions....         755          10,535         2,161          29,233
--------------------------------------------------------------   -------------   -----------   -------------
Net increase .....................................      21,572         304,125        98,972       1,310,608
--------------------------------------------------------------   -------------   -----------   -------------
Class Y
Shares sold ......................................      87,120       1,231,385       287,843       3,807,908
Shares redeemed ..................................    (370,659)     (5,263,594)     (481,537)     (6,415,509)
Shares issued in reinvestment of distributions....      19,041         266,192       103,943       1,392,828
--------------------------------------------------------------   -------------   -----------   -------------
Net decrease .....................................    (264,498)     (3,766,017)      (89,751)     (1,214,773)
==============================================================   =============   ===========   =============
Net increase .....................................   1,458,432    $ 20,444,557     4,505,471    $ 59,794,862
==============================================================   =============   ===========   =============

* The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.

--------------------------------------------------------------------------------
BALANCED


                                                                Year Ended
                                                              March 31, 1998*
                                                    -----------------------------------
                                                         Shares            Amount
                                                    --------------- -------------------
Class A
Shares sold .......................................       860,543    $       9,401,463
Shares redeemed ...................................    (4,919,924)         (61,467,813)
Shares issued in reinvestment of distributions.....     2,175,164           26,275,982
Automatic conversion of Class B shares to
 Class A shares ...................................    97,487,277        1,205,409,703
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................     3,687,710           45,716,406
--------------------------------------------------- -------------   ------------------
Net increase ......................................    99,290,770        1,225,335,741
--------------------------------------------------- -------------   ------------------
Class B
Shares sold .......................................     9,070,640          111,415,080
Shares redeemed ...................................   (15,656,468)        (202,986,801)
Shares issued in reinvestment of distributions.....    13,954,804          172,765,442
Automatic conversion of Class B shares to
 Class A shares ...................................   (97,487,277)      (1,205,409,703)
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................     9,587,697          118,815,736
--------------------------------------------------- -------------   ------------------
Net decrease ......................................   (80,530,604)      (1,005,400,246)
--------------------------------------------------- -------------   ------------------
Class C
Shares sold .......................................        22,780              270,797
Shares redeemed ...................................        (1,672)             (21,003)
Shares issued in reinvestment of distributions.....            10                  124
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................        43,254              532,825
--------------------------------------------------- -------------   ------------------
Net increase ......................................        64,372              782,743
--------------------------------------------------- -------------   ------------------
Class Y
Shares sold .......................................       196,984              816,075
Shares redeemed ...................................    (1,167,179)         (14,239,843)
Shares issued in reinvestment of distributions.....             0                    0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................     4,020,924           49,858,189
--------------------------------------------------- -------------   ------------------
Net increase ......................................     3,050,729           36,434,421
=================================================== =============   ==================
Net increase (decrease) ...........................    21,875,267    $     257,152,659
=================================================== =============   ==================



                                                                Year Ended                         Year Ended
                                                              June 30, 1997                      June 30, 1996
                                                    ---------------------------------- ----------------------------------
                                                         Shares            Amount           Shares            Amount
                                                    ---------------- ----------------- ---------------- -----------------
Class A
Shares sold .......................................              0                 0                0                 0
Shares redeemed ...................................              0                 0                0                 0
Shares issued in reinvestment of distributions.....              0                 0                0                 0
Automatic conversion of Class B shares to
 Class A shares ...................................              0                 0                0                 0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Net increase ......................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Class B
Shares sold .......................................     16,959,452    $  200,987,044       20,948,679    $  227,626,268
Shares redeemed ...................................    (29,517,723)     (351,020,484)     (28,542,355)     (308,498,436)
Shares issued in reinvestment of distributions.....      7,405,182        84,249,628        4,948,269        52,483,524
Automatic conversion of Class B shares to
 Class A shares ...................................              0                 0                0                 0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Net decrease ......................................     (5,153,089)      (65,783,812)      (2,645,407)      (28,388,644)
------------------------------------------------------------------   ---------------   --------------   ---------------
Class C
Shares sold .......................................              0                 0                0                 0
Shares redeemed ...................................              0                 0                0                 0
Shares issued in reinvestment of distributions.....              0                 0                0                 0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Net increase ......................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Class Y
Shares sold .......................................              0                 0                0                 0
Shares redeemed ...................................              0                 0                0                 0
Shares issued in reinvestment of distributions.....              0                 0                0                 0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Net increase ......................................              0                 0                0                 0
==================================================================   ===============   ==============   ===============
Net increase (decrease) ...........................     (5,153,089)   $  (65,783,812)      (2,645,407)   $  (28,388,644)
==================================================================   ===============   ==============   ===============

* The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.

--------------------------------------------------------------------------------
FOUNDATION



                                                              Year Ended                    Three Months Ended
                                                            March 31, 1998                   March 31, 1997*
                                                   --------------------------------- --------------------------------
                                                        Shares           Amount           Shares          Amount
                                                   --------------- ----------------- --------------- ----------------
Class A
Shares sold ......................................     5,521,670    $   103,759,687      1,573,527    $   26,044,624
Shares redeemed ..................................    (2,914,232)       (53,799,294)      (734,487)      (12,146,536)
Shares issued in reinvestment of distributions ...       689,871         12,869,510         85,926         1,413,485
Shares issued in acquisition of Keystone
 Balance Fund II .................................       111,203          2,040,162              0                 0
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Net increase .....................................     3,408,512         64,870,065        924,966        15,311,573
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Class B
Shares sold ......................................    19,625,977        367,905,222      3,519,353        58,129,934
Shares redeemed ..................................    (4,438,949)       (81,802,033)    (1,205,547)      (19,871,723)
Shares issued in reinvestment of distributions ...     1,744,118         32,347,483        175,001         2,868,253
Shares issued in acquisition of Keystone
 Balance Fund II .................................       316,984          5,790,704              0                 0
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Net increase .....................................    17,248,130        324,241,376      2,488,807        41,126,464
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Class C
Shares sold ......................................     1,016,989         19,227,162        176,251         2,897,772
Shares redeemed ..................................      (405,258)        (7,403,302)       (91,055)       (1,506,028)
Shares issued in reinvestment of distributions ...        74,186          1,375,625          6,429           105,303
Shares issued in acquisition of Keystone
 Balance Fund II .................................        36,146            660,062              0                 0
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Net increase .....................................       722,063         13,859,547         91,625         1,497,047
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Class Y
Shares sold ......................................    10,695,459        200,948,807      2,229,198        37,037,547
Shares redeemed ..................................    (8,434,531)      (156,550,969)    (2,606,400)      (43,297,987)
Shares issued in reinvestment of distributions ...     2,313,662         43,208,742        315,233         5,191,873
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Net increase (decrease) ..........................     4,574,590         87,606,580        (61,969)       (1,068,567)
================================================== =============   ================  =============   ===============
Net increase .....................................    25,953,295    $   490,577,568      3,443,429    $   56,866,517
================================================== =============   ================  =============   ===============



                                                              Year Ended
                                                           December 31, 1996
                                                   ---------------------------------
                                                        Shares           Amount
                                                   --------------- -----------------
Class A
Shares sold ......................................     8,413,021    $   126,479,881
Shares redeemed ..................................    (3,177,106)       (47,846,922)
Shares issued in reinvestment of distributions ...       474,763          7,335,750
Shares issued in acquisition of Keystone
 Balance Fund II .................................             0                  0
----------------------------------------------------------------   ----------------
Net increase .....................................     5,710,678         85,968,709
----------------------------------------------------------------   ----------------
Class B
Shares sold ......................................    18,909,215        282,822,448
Shares redeemed ..................................    (4,174,149)       (62,881,641)
Shares issued in reinvestment of distributions ...     1,109,399         17,095,215
Shares issued in acquisition of Keystone
 Balance Fund II .................................             0                  0
----------------------------------------------------------------   ----------------
Net increase .....................................    15,844,465        237,036,022
----------------------------------------------------------------   ----------------
Class C
Shares sold ......................................     1,165,822         17,413,787
Shares redeemed ..................................      (308,109)        (4,629,756)
Shares issued in reinvestment of distributions ...        43,393            668,629
Shares issued in acquisition of Keystone
 Balance Fund II .................................             0                  0
----------------------------------------------------------------   ----------------
Net increase .....................................       901,106         13,452,660
----------------------------------------------------------------   ----------------
Class Y
Shares sold ......................................    19,300,331        290,354,485
Shares redeemed ..................................   (12,328,011)      (185,863,701)
Shares issued in reinvestment of distributions ...     1,977,198         30,423,613
----------------------------------------------------------------   ----------------
Net increase (decrease) ..........................     8,949,518        134,914,397
================================================================   ================
Net increase .....................................    31,405,767    $   471,371,788
================================================================   ================

* The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.

--------------------------------------------------------------------------------
TAX STRATEGIC



                                                           Year Ended               Three Months Ended
                                                         March 31, 1998               March 31, 1997*
                                                  ----------------------------- ---------------------------
                                                      Shares         Amount        Shares        Amount
                                                  ------------- --------------- ------------ --------------
Class A
Shares sold .....................................   3,458,299    $ 53,040,118      315,408    $ 4,371,432
Shares redeemed .................................    (371,701)     (5,726,480)     (38,895)      (539,727)
Shares issued in reinvestment of distributions ..      77,658       1,200,787        4,842         66,689
------------------------------------------------- -----------   -------------   ----------   ------------
Net increase ....................................   3,164,256      48,514,425      281,355      3,898,394
------------------------------------------------- -----------   -------------   ----------   ------------
Class B
Shares sold .....................................   8,736,220     134,105,426      816,857     11,299,403
Shares redeemed .................................    (423,863)     (6,502,615)     (36,136)      (499,992)
Shares issued in reinvestment of distributions ..     154,897       2,385,102        8,114        111,726
------------------------------------------------- -----------   -------------   ----------   ------------
Net increase ....................................   8,467,254     129,987,913      788,835     10,911,137
------------------------------------------------- -----------   -------------   ----------   ------------
Class C
Shares sold .....................................   1,515,720      23,364,146      102,016      1,405,348
Shares redeemed .................................    (212,250)     (3,128,629)     (31,923)      (445,521)
Shares issued in reinvestment of distributions ..      19,807         305,243          745         10,250
------------------------------------------------- -----------   -------------   ----------   ------------
Net increase ....................................   1,323,277      20,540,760       70,838        970,077
------------------------------------------------- -----------   -------------   ----------   ------------
Class Y
Shares sold .....................................     105,640       1,623,522       27,768        386,755
Shares redeemed .................................     (29,733)       (442,604)     (12,744)      (174,602)
Shares issued in reinvestment of distributions ..      12,558         192,999        1,657         22,900
------------------------------------------------- -----------   -------------   ----------   ------------
Net increase ....................................      88,465       1,373,917       16,681        235,053
================================================= ===========   =============   ==========   ============
Net increase ....................................  13,043,252    $200,417,015    1,157,709    $16,014,661
================================================= ===========   =============   ==========   ============



                                                           Year Ended
                                                        December 31, 1996
                                                  -----------------------------
                                                      Shares         Amount
                                                  ------------- ---------------
Class A
Shares sold .....................................     652,149    $  8,273,511
Shares redeemed .................................     (73,546)       (929,252)
Shares issued in reinvestment of distributions ..      26,949         357,306
-------------------------------------------------------------   -------------
Net increase ....................................     605,552       7,701,565
-------------------------------------------------------------   -------------
Class B
Shares sold .....................................   1,563,566      19,725,070
Shares redeemed .................................     (85,378)     (1,087,302)
Shares issued in reinvestment of distributions ..      59,693         793,572
-------------------------------------------------------------   -------------
Net increase ....................................   1,537,881      19,431,340
-------------------------------------------------------------   -------------
Class C
Shares sold .....................................     263,684       3,324,801
Shares redeemed .................................      (5,604)        (70,810)
Shares issued in reinvestment of distributions ..       6,172          81,908
-------------------------------------------------------------   -------------
Net increase ....................................     264,252       3,335,899
-------------------------------------------------------------   -------------
Class Y
Shares sold .....................................      63,086         768,496
Shares redeemed .................................     (84,857)     (1,055,874)
Shares issued in reinvestment of distributions ..      26,475         341,313
-------------------------------------------------------------   -------------
Net increase ....................................       4,704          53,935
=============================================================   =============
Net increase ....................................   2,412,389    $ 30,522,739
=============================================================   =============

* The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.

6. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were as follows for the year ended March 31, 1998:

                                          Cost of         Proceeds
                                         Purchases       from Sales
                                     ---------------- ----------------
       American Retirement .........  $  133,086,704   $   57,622,719
       Balanced ....................   1,272,598,779    1,299,416,840
       Foundation ..................     469,563,034      178,592,797
       Tax Strategic ...............     264,371,465       80,994,736

On March 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                    Gross           Gross
                                                 Unrealized      Unrealized     Net Unrealized
                                  Tax Cost      Appreciation    Depreciation     Appreciation
                              ---------------- -------------- ---------------- ---------------
American Retirement .........  $  192,562,140   $ 44,842,928   $  (2,419,167)   $ 42,423,761
Balanced ....................   1,280,698,926    619,482,205      (2,593,046)    616,889,159
Foundation ..................   1,934,879,330    701,584,810     (10,382,286)    691,202,524
Tax Strategic ...............     268,883,076     35,400,698        (900,031)     34,500,667

7. DISTRIBUTION PLANS


Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may compensate the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the year ended March 31, 1998, amounts paid to EDI and/or its predecessor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                       Class A     Class B      Class C
                                     ---------- ------------- ----------
       American Retirement .........  $ 54,682   $1,161,176    $ 20,944
       Balanced ....................   611,968    7,041,305       1,210
       Foundation ..................   695,844    8,316,140     365,687
       Tax Strategic ...............    94,260      978,824     126,970

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

Pursuant to an agreement with American Retirement's, Foundation's and Tax Strategic's investment advisor, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each of American Retirement's, Foundation's and Tax Strategic's average daily net assets, respectively, in accordance with the following schedules:



         Foundation and                          American
         Tax Strategic                          Retirement
----------------------------------     ----------------------------
         First $750 million 0.875%      First $750 million     0.75%
         Next $250 million  0.750%      Over $250 million      0.70%
         Over $1 billion    0.700%


Keystone, a subsidiary of First Union, is the investment advisor for Balanced. In return for providing investment management and administrative services to Balanced, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 1.50% of Balanced's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Investment Services ("EIS")(formerly Evergreen Keystone Investment Services, Inc.), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund. For American Retirement, Foundation, and Tax Strategic the administration and sub-administration fee is paid by their respective investment advisor and is not a Fund expense. For the year ended March 31, 1998, Balanced paid $294,242 to EIS for providing administrative services.

Evergreen Service Company ("ESC") (formerly, Evergreen Keystone Service Company, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Effective May 5, 1997, Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, began providing transfer and dividend disbursing agent services for American Retirement, Foundation and Tax Strategic that were formerly provided by State Street Bank & Trust Company ("State Street"). For the year ended March 31, 1998, ESC received $376,878, $3,652,742 and $204,142 in transfer agent fees from American Retirement, Foundation and Tax Strategic, respectively. For certain accounts in American Retirement and Foundation, First Union had been sub-contracted by ESC and previously State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union earned a fee which totaled $8,687 and $235,066 for American Retirement and Foundation, respectively for the year ended March 31, 1998.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to American Retirement, Foundation, and Tax Strategic and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the year ended March 31, 1998 American Retirement, Foundation and Tax Strategic incurred the following brokerage commissions with Lieber & Company:



          American Retirement .........  $ 80,739
          Foundation ..................   483,014
          Tax Strategic ...............   113,411

Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of American Retirement, Balanced, Foundation, and Tax Strategic may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of March 31, 1998, the value of the Trustees' deferral account for American Retirement, Balanced, Foundation, and Tax Strategic was $17,428, $83,697, $35,481, and $7,764.


11. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating Funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the year ended March 31, 1998, the Funds had no significant borrowings under these agreements.

                          Independent Auditors' Report

Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Evergreen American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund of Evergreen Equity Trust listed below as of March 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods presented below:

   Evergreen American Retirement Fund - statement of operations for the year ended March 31, 1998, statements of changes in net assets for the year ended March 31, 1998, the three months ended March 31, 1997 and the year ended December 31, 1996 and financial highlights for the years or periods presented on pages 18 through 20, except for the periods prior to December 31, 1996. The financial highlights for the periods prior to December 31, 1996 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

   Evergreen Balanced Fund - statement of operations for the nine months ended March 31, 1998 and the year ended June 30, 1997, statements of changes in net assets for the nine months ended March 31, 1998 and each of the years in the two year period ended June 30, 1997, and financial highlights for the years or periods presented on pages 21 through 23.

   Evergreen Foundation Fund - statement of operations for the year ended March 31, 1998, statements of changes in net assets for the year ended March 31, 1998, the three months ended March 31, 1997 and the year ended December 31, 1996 and financial highlights for the years or periods presented on pages 24 through 26, except for the periods prior to December 31, 1996. The financial highlights for the periods prior to December 31, 1996 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

   Evergreen Tax Strategic Foundation Fund - statement of operations for the year ended March 31, 1998, statements of changes in net assets for the year ended March 31, 1998, the three months ended March 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 27 and 28, expect for the periods prior to December 31, 1996. The financial highlights for the periods prior to December 31, 1996 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund, and Evergreen Tax Strategic Foundation Fund, funds of Evergreen Equity Trust, as of March 31, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.



                                     KPMG Peat Marwick LLP

Boston, Massachusetts
May 1, 1998

ADDITIONAL INFORMATION (Unaudited)


Special Meeting of Shareholders

On December 15, 1997, a special meeting of shareholders for American Retirement, Foundation, and Tax Strategic was held to consider a number of proposals and had the following shares represented at the meeting. On October 16, 1997, the record date for the meeting the Funds had the following shares outstanding:


                                                                                              American
                                                                                             Retirement
                                                                                           --------------
  Record date shares outstanding .........................................................   11,676,896
  Shares represented at meeting ..........................................................    7,118,479
  Percentage of record date shares represented at meeting ................................         61.0%
  The votes recorded at the meeting, by proposal, were as follows:
        Proposal 1 - The proposed reorganization of each Fund as a series of the
          Evergreen Equity Trust, a Delaware business trust:
        Shares voted "For" ...............................................................    6,315,328
        Shares voted "Against" ...........................................................      115,548
        Shares voted "Abstain" ...........................................................      687,603
        Proposal 2 - Reclassification as non-fundamental of the investment objective currently classified as fundamental:
        Shares voted "For" ...............................................................    6,232,727
        Shares voted "Against" ...........................................................      153,490
        Shares voted "Abstain" ...........................................................      732,262
        Proposal 3 - Changes to Fundamental investment restrictions:
        Proposal 3A - To amend the Fundamental restriction concerning diversification of investments:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3B - To amend the Fundamental restriction concerning concentration of a
          Fund's assets in a particular industry:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3C - To amend the Fundamental restriction concerning the issuance of senior securities:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3D - To amend the Fundamental restriction concerning borrowing:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3E - To amend the Fundamental restriction concerning underwriting:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3F - To amend the Fundamental restriction concerning investments in Real
          Estate:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3G - To amend the Fundamental restriction concerning commodities:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3H - To amend the Fundamental restriction concerning lending:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619



                                                                                                                 Tax
                                                                                              Foundation      Strategic
                                                                                           --------------- --------------
  Record date shares outstanding .........................................................   113,591,523     11,267,455
  Shares represented at meeting ..........................................................    66,320,831      6,593,651
  Percentage of record date shares represented at meeting ................................          58.4%          58.5%
  The votes recorded at the meeting, by proposal, were as follows:
        Proposal 1 - The proposed reorganization of each Fund as a series of the
          Evergreen Equity Trust, a Delaware business trust:
        Shares voted "For" ...............................................................    57,692,561      6,030,170
        Shares voted "Against" ...........................................................       829,118         73,295
        Shares voted "Abstain" ...........................................................     7,799,152        490,186
        Proposal 2 - Reclassification as non-fundamental of the investment objective currently classified as fundamental:
        Shares voted "For" ...............................................................    56,953,514      5,921,252
        Shares voted "Against" ...........................................................     1,385,813        131,540
        Shares voted "Abstain" ...........................................................     7,981,504        540,859
        Proposal 3 - Changes to Fundamental investment restrictions:
        Proposal 3A - To amend the Fundamental restriction concerning diversification of investments:
        Shares voted "For" ...............................................................    56,950,679      5,951,636
        Shares voted "Against" ...........................................................     1,225,590        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3B - To amend the Fundamental restriction concerning concentration of a
          Fund's assets in a particular industry:
        Shares voted "For" ...............................................................    56,946,730      5,951,636
        Shares voted "Against" ...........................................................     1,229,539        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3C - To amend the Fundamental restriction concerning the issuance of senior securities:
        Shares voted "For" ...............................................................    56,951,752      5,951,636
        Shares voted "Against" ...........................................................     1,224,213        107,527
        Shares voted "Abstain" ...........................................................     8,144,866        534,488
        Proposal 3D - To amend the Fundamental restriction concerning borrowing:
        Shares voted "For" ...............................................................    56,941,950      5,951,636
        Shares voted "Against" ...........................................................     1,234,015        107,527
        Shares voted "Abstain" ...........................................................     8,144,866        534,488
        Proposal 3E - To amend the Fundamental restriction concerning underwriting:
        Shares voted "For" ...............................................................    56,948,380      5,951,636
        Shares voted "Against" ...........................................................     1,227,889        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3F - To amend the Fundamental restriction concerning investments in Real
          Estate:
        Shares voted "For" ...............................................................    56,951,247      5,951,636
        Shares voted "Against" ...........................................................     1,225,022        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3G - To amend the Fundamental restriction concerning commodities:
        Shares voted "For" ...............................................................    56,937,046      5,951,636
        Shares voted "Against" ...........................................................     1,239,223        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3H - To amend the Fundamental restriction concerning lending:
        Shares voted "For" ...............................................................    56,937,578      5,951,636
        Shares voted "Against" ...........................................................     1,238,387        107,527
        Shares voted "Abstain" ...........................................................     8,144,866        534,488

                                                                                             American                     Tax
                                                                                            Retirement   Foundation    Strategic
                                                                                           ------------ ------------ ------------
        Proposal 3I - To amend the Fundamental restriction concerning the investment in
          Federally Tax Exempt Securities:
        Shares voted "For" ...............................................................          -             -   5,951,636
        Shares voted "Against" ...........................................................          -             -     107,527
        Shares voted "Abstain" ...........................................................          -             -     534,488
        Proposal 3J9 - Reclassification as nonfundamental of current fundamental restriction:
          Unseasoned Issuers
        Shares voted "For" ...............................................................  6,269,649    56,945,613           -
        Shares voted "Against" ...........................................................    127,310     1,232,240           -
        Shares voted "Abstain" ...........................................................    721,520     8,142,978           -
        Proposal 3J10 - Reclassification as nonfundamental of current fundamental restriction:
          Control or Management
        Shares voted "For" ...............................................................  6,269,649    56,937,753   5,951,636
        Shares voted "Against" ...........................................................    127,310     1,240,100     107,527
        Shares voted "Abstain" ...........................................................    721,520     8,142,978     534,488
        Proposal 3J11 - Reclassification as nonfundamental of current fundamental restriction:
          Short Sales
        Shares voted "For" ...............................................................  6,269,649    56,942,642   5,951,636
        Shares voted "Against" ...........................................................    127,310     1,235,211     107,527
        Shares voted "Abstain" ...........................................................    721,520     8,142,978     534,488
        Proposal 3J12 - Reclassification as nonfundamental of current fundamental restriction:
          Margin Purchases
        Shares voted "For" ...............................................................  6,269,649    56,939,968           -
        Shares voted "Against" ...........................................................    127,310     1,237,885           -
        Shares voted "Abstain" ...........................................................    721,520     8,142,978           -
        Proposal 3J13 - Reclassification as nonfundamental of current fundamental restriction:
          Other Investment Companies
        Shares voted "For" ...............................................................  6,269,649    56,946,734           -
        Shares voted "Against" ...........................................................    127,310     1,234,367           -
        Shares voted "Abstain" ...........................................................    721,520     8,139,730           -
        Proposal 3J14 - Reclassification as nonfundamental of current fundamental restriction:
          Officers' and Director's Ownership of Shares
        Shares voted "For" ...............................................................  6,269,649    56,943,489           -
        Shares voted "Against" ...........................................................    127,310     1,237,612           -
        Shares voted "Abstain" ...........................................................    721,520     8,139,730           -
        Proposal 3J15 - Reclassification as nonfundamental of current fundamental restriction:
          Warrants
        Shares voted "For" ...............................................................  6,269,649    56,946,734           -
        Shares voted "Against" ...........................................................    127,310     1,234,367           -
        Shares voted "Abstain" ...........................................................    721,520     8,139,730           -
        Proposal 3J16 - Reclassification as nonfundamental of current fundamental restriction:
          Interests in Oil, Gas, or Other Mineral Explorations or Development Programs
        Shares voted "For" ...............................................................  6,269,649    56,945,688           -
        Shares voted "Against" ...........................................................    127,310     1,234,091           -
        Shares voted "Abstain" ...........................................................    721,520     8,141,052           -
        Proposal 3J17 - Reclassification as nonfundamental of current fundamental restriction:
          Joint Trading
        Shares voted "For" ...............................................................  6,269,649    56,948,457           -
        Shares voted "Against" ...........................................................    127,310     1,231,529           -
        Shares voted "Abstain" ...........................................................    721,520     8,140,845           -
        Proposal 3J18 - Reclassification as nonfundamental of current fundamental restriction:
          Options
        Shares voted "For" ...............................................................  6,269,649    56,946,423           -
        Shares voted "Against" ...........................................................    127,310     1,233,563           -
        Shares voted "Abstain" ...........................................................    721,520     8,140,845           -
        Proposal 3J19 - Reclassification as nonfundamental of current fundamental restriction:
          Investment in Equity Securities
        Shares voted "For" ...............................................................  6,269,649             -           -
        Shares voted "Against" ...........................................................    127,310             -           -
        Shares voted "Abstain" ...........................................................    721,520             -           -

On January 6, 1998, a special meeting of shareholders for Evergreen Balanced Fund and Keystone Balanced Fund (K-1) was held to consider a proposal for reorganization of the Funds and had the following shares represented at the meeting. On November 10, 1997, the record date for the meeting, the Funds had the following shares outstanding:


                                                                                             Evergreen        Keystone
                                                                                              Balanced     Balanced (K-1)
                                                                                              ---------    ------------------
  Record date shares outstanding .........................................................    70,550,743   120,903,563
  Shares represented at meeting ..........................................................    62,701,031   67,051,635
  Percentage of record date shares represented at meeting ................................          88.9%        55.5%
        Proposal - The proposed reorganization of each Fund as a series of the Evergreen
          Equity Trust, a Delaware business trust:
        Shares voted "For" ...............................................................    46,920,528   61,550,057
        Shares voted "Against" ...........................................................       178,867    1,584,174
        Shares voted "Abstain" ...........................................................    15,601,636    3,917,404


                FEDERAL TAX STATUS OF DISTRIBUTIONS (Unaudited)


Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 28% capital gain distributions and long-term 20% capital gain distributions for the fiscal year ended March 31, 1998:

                                             Aggregate                 Per Share
                                    ------------------------    ------------------------
                                        28%           20%          28%         20%
                                    ----------    ----------    ---------    --------
      American Retirement .........  $   929,318   $ 2,838,500   $ 0.074     $ 0.236
      Balanced ....................   66,297,210    93,567,090     0.981       1.328
      Foundation ..................   16,351,073    19,569,413     0.148       0.169
      Tax Strategic ...............       35,225       260,310     0.004       0.021

77.40% of the dividends distributed by Tax Strategic for the fiscal year ended March 31, 1998 are exempt from federal income tax, other than alternative minimum tax.

For corporate shareholders, the following percentages of ordinary income dividends paid during the fiscal year ended March 31, 1998 qualified for the dividends received deduction:

          American Retirement ......... 62.320%
          Balanced .................... 23.720%
          Foundation .................. 30.130%
          Tax Strategic ............... 63.407%

                                 Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund


Domestic Growth
Evergreen Fund
Omega Fund
Small Company Growth Fund
Strategic Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
International Equity Fund
Global Opportunities Fund
Natural Resources Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800-346-3858

Investor Services
800-343-2898

Retirement Plan Services
800-247-4075

www.evergreenfunds.com

                                                           68367 543690 RV0 5/98

                                 --------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                  CHARLOTTE, NC
                                 PERMIT NO. 136
                                 --------------

(Evergreen Funds logo)
201 South College St.
Charlotte, NC 28288